As Filed with the Securities and Exchange Commission on May 5, 2003 Registration Statement No. 2-77712

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.

         Post-Effective Amendment No. 29                       X

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.                29                       X

                        (Check appropriate box or boxes.)

                               SEPARATE ACCOUNT I
                           (Exact Name of Registrant)

                Investors Life Insurance Company of North America
                               (Name of Depositor)

6500 River Place Blvd., Building One, Austin, Texas  78730
(Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number, including Area Code:   512-404-5040

Eugene E. Payne, President
Investors Life Insurance Company of North America
6500 River Place Blvd., Building One, Austin, Texas  78730
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  Continuous

It is proposed that this filing will become effective May 5, 2003, pursuant to paragraph (b) of Rule 485.

The Registrant has registered and indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 Notice for the most recent fiscal year was filed on March 19, 2003.

The combined prospectuses contained herein also relate to Registration Statement No. 2-84850, pursuant to Rule 429.

                              CROSS REFERENCE SHEET

Cross Reference sheet pursuant to Rule 495(a) showing location in Prospectus (Part A) and Statement of Additional Information (Part B) of information required by Form N-4.

                                     PART A

Form N-4 Item                                     Prospectus Caption

1.   Cover Page                                   Cover Page
2.   Definitions                                  Definitions
3.   Synopsis or Highlights                       Introduction
4.   Condensed Financial Information              Financial Information
5.   General Description of Registrant,           Description of the  Insurance
      Depositor and Portfolio Companies            Co. the Separate Account and
                                                   the Fund
6.   Deductions and Expenses                      Deductions and Expenses
7.   General Description of Variable              General Description of Varable
      Annuity Contracts                            Annuity Contracts
8.   Annuity Period                               The Annuity Period
9.   Death Benefit                                Death Benefits
10.  Purchases and Contract Values                Purchases and Contract Values
11.  Redemptions                                  Redemptions
12.  Taxes                                        Federal Tax Status
13.  Legal Proceedings                            Legal Proceedings
14.  Table of Contents of the Statement           Table of Contents of the
      of Additional Information                    Statement of Additional
                                                   Information


                                     PART B

                                                 Statement of Additional
Form N-4 Item                                      Information Caption

15.  Cover Page                                  Cover Page
16.  Table of Contents                           Table of Contents
17.  General Information and History             General Information and History
18.  Services                                     Services
19.  Purchase of Securities Being Offered        Purchase of Securities Being
                                                  Offered
20.  Underwriters                                Principal Underwriter
21.  Calculations of Yield Quotations of         Yield Quotations of Money
      Money Market Sub-Accounts                   Market Division
22.  Annuity Payments                            Annuity Payments
23.  Financial Statements                        Financial Statements
                                                   * Separate Account
                                                   * Insurance Company

                                   PROSPECTUS

                               SEPARATE ACCOUNT I



                           INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA


The Individual Flexible Payment Deferred Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed to be used to provide retirement programs for individual purchasers. The Contracts may be issued in connection with retirement plans which qualify for tax benefits under the Internal Revenue Code ("tax qualified Contracts"), as well as retirement plans which do not qualify for tax benefits under the Code ("non-tax qualified Contracts").

This Prospectus sets forth information about Separate Account I and the Contracts that a prospective purchaser ought to know before investing. Additional information about the Separate Account, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. A copy of the Statement is available upon request and without charge by writing to Investors Life Insurance Company of North America (the "Insurance Company" or "Investors Life"), 6500 River Place Blvd., Building One, Austin, Texas 78730 (a reply form has been included with this Prospectus), or by calling 512-404-5346. The Statement of Additional Information has the same date as the date of this Prospectus and is incorporated by reference into this Prospectus. A table of contents for the Statement of Additional Information appears on page _____ of this Prospectus.

THIS  PROSPECTUS  IS VALID ONLY WHEN  ACCOMPANIED  BY THE CURRENT  PROSPECTUS OF
PUTNAM  VARIABLE  TRUST.  BOTH  PROSPECTUSES   SHOULD  BE  RETAINED  FOR  FUTURE
REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 5, 2003

                                TABLE OF CONTENTS

ITEM                                                                       PAGE

Definitions                                                                   3
Introduction                                                                  5
Fee Table                                                                     7
Financial Information                                                        11
Description of the Insurance Company, the Separate Account and the Fund      20
Voting Rights                                                                23
Deductions and Expenses                                                      24
General Description of Variable Annuity Contracts                            28
The Annuity Period                                                           33
Death Benefits                                                               36
Purchases and Contract Values                                                39
Redemptions                                                                  43
Federal Tax Status                                                           45
Legal Proceedings                                                            54
Table of Contents of the Statement of Additional Information                 55
Appendix - Examples of Deferred Sales Charges Calculations                   56


                 The Contracts are not available in all states.

NO PERSON IS AUTHORIZED BY THE INSURANCE COMPANY TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY CONTRACTS OFFERED BY THIS PROSPECTUS TO ANYONE IN ANY STATE OR JURISDICTION IN WHICH SUCH SOLICITATION OR OFFER MAY NOT BE MADE LAWFULLY.

                                   DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

Accumulation Period: The period between the commencement of the first Contract Year and the annuity commencement date.

Accumulation Unit: A unit of measurement used to determine the value of a person's interest under the Contract before Annuity payments begin.

Adjusted Age: The age of the Annuitant which is used to determine the applicable annuity purchase rate. The age is adjusted by either adding or subtracting a specified number of years in order to reflect predicted longevity. The number of years to be added or subtracted depends upon the year of birth of the Annuitant.

Annuitant: The person designated under the Contract as the measuring life for annuity payout options involving life contingencies; normally, the recipient of Annuity Payments.

Annuity: A contract providing for Annuity Payments varying in amount in accordance with the investment experience of the applicable subdivision of the Separate Account Division selected by the Contract Owner.

Annuity Payments: Periodic amounts payable by the Insurance Company on and at regular intervals after the annuity commencement date preselected under the Contract.

Annuity Unit: A unit of measurement used to determine the amount of the variable Annuity Payments.

Contract Withdrawal Value: The amount payable to the Owner or other payee upon termination of the Contract during the Accumulation Period, other than by reason of the Annuitant's or Owner's death.

Contract Year: A twelve month period between anniversaries of the Date of Issue of a Contract. The first Contract Year begins on the Date of Issue.

Contribution Year: A Contract Year in which at least one Purchase Payment is made.

Fund: A series of Putnam Variable Trust. Prior to January 1, 1997, the Putnam Variable Trust was known as Putnam Capital Manager Trust.

Owner: The person (or other entity) to whom a Contract is issued by the Insurance Company.

Purchase Payment: The dollar amount paid to the Insurance Company by or on behalf of a Contract Owner. The "Net Purchase Payment" is the Purchase Payment reduced by any applicable state premium taxes.


Separate Account: The segregated investment account entitled "Separate Account I" established by the Insurance Company pursuant to Pennsylvania law and registered as a unit investment trust under the Investment Company Act of 1940, as amended. Prior to April 18, 1995, the Separate Account was known as the "CIGNA Separate Account". As a result of the substitution of shares of the Putnam Capital Manager Trust (now known as Putnam Variable Trust) as the underlying investment vehicle, the name of the Separate Account was changed to Separate Account I, effective April 18, 1995.

Separate Account Division: A Division of the Separate Account, the assets of which consist of shares of a specified class of shares of the Fund. Each of the Separate Account Divisions contains two subdivisions, one for funding Contracts issued under tax qualified retirement plans and the other for non-tax qualified Contracts. Each of the subdivisions has its own identified assets and value. References to a Division in this Prospectus include, where the context requires, the appropriate subdivision for a Contract.

Valuation Date: A day on which the net asset value of each share of the Fund is determined.

Valuation Period: Each business day on which the New York Stock Exchange is open for general business, together with any consecutive non-business days immediately preceding such business day and irrespective of whether such exchange is open for general business on each business day, together with any consecutive non-business day, immediately preceding such business day when the Fund values its portfolio securities based upon its determination that there is a sufficient degree of trading in such securities that the net asset value of its shares might be materially affected.

NOTE: All masculine references in this Prospectus are intended to include the feminine gender. The singular context also includes the plural and vice versa where appropriate.

                                  INTRODUCTION

The Contracts described in this Prospectus are designed to provide Annuity Payments based on the life expectancy of the Annuitant. Such benefits will begin on a future date which has been preselected under a Contract. Alternative annuity payout options are available, but may be limited by a retirement plan under which a Contract was issued. See "The Annuity Period - Annuity Payout Options", page 34, and "Limitation on Contract Rights", page 29.

The Contracts offer Accumulation Units in up to four Separate Account Divisions. The value of an Accumulation Unit is based on the investment results of the underlying shares of the Fund allocated to applicable subdivisions of the Separate Account Division(s) selected. Similarly, the amount of Annuity Payments will vary based on such underlying investment results. See "The Annuity Period - Annuity Payments", page 33.

The following is a synopsis of certain features of the Contracts, together with a cross-reference to the page in this Prospectus where the purchaser may find a more complete description:

     o    The  Contracts  provide for  allocation  of Net  Purchase  Payments to
          several  underlying   investment   mediums,   each  with  a  different
          investment objective. See "Description of the Fund", page 20.

     o The Contracts provide that, in the event of death of the Annuitant or Owner before Annuity Payments begin, the Insurance Company will pay death proceeds to a named beneficiary. See "Death Benefits", page 36.

     o The Contracts provide that the owner may surrender (redeem) a contract in whole or in part for cash before the annuity commencement date (unless restricted by the retirement plan or applicable Federal tax law) subject to a sales charge. See "Redemptions", page 43 and "Contract Charges", page 24.

     o A penalty tax may be assessed under the Internal Revenue Code in the event of certain early withdrawals. See "Federal Tax Status", page 45.

     o The Contracts provide that the annuity rates and contract charges generally may not be changed adversely to a Contract Owner for the duration of his Contract. See "Contract Charges", page 24.

    o The Contracts provide for transfer of Contract values among Separate Account Divisions, unless restricted by a retirement plan. See "Description of Contract Rights", page 28.

     o    The Contracts include a limited right of cancellation. See "Redemption
          - Right to Cancel", page 44.


The objective of the Contracts, which may or may not be realized, is to provide relatively level Annuity Payments during periods when the economy is relatively stable and to provide increased Annuity Payments during inflationary and growth periods. The Insurance Company seeks to assist the Contract Owner in accomplishing this objective by making several classes of shares of the Fund available from which the Owner may select underlying investment mediums. Each such class is based upon a portfolio of Fund investments with a different investment objective.

No assurance can be given that the value of a Contract before Annuity Payments begin, or when the aggregate amount of Annuity Payments made under a Contract, will equal or exceed the Purchase Payment for a Contract. Thus, the investment risk under a Contract is borne by the Contract Owner.

                                    FEE TABLE

The following tables list the fees and expenses, that you will pay when you buy, own, surrender or annuitize the Contract.

(1) This table describes the fees and expenses that you will pay at the time that you purchase the Contract or surrender or annuitize the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon surrender of the Contract or when we start to make annuity payments.

     Contract Owner Transaction Expenses

     (i)  Sales Charges Imposed on Purchase
          (as a percentage of Premium Payments) - - - - - - - - - - - - - - None

     (ii) Contingent Deferred Sales Charge
          (as a percentage of amounts withdrawn) (*)
             Less than two years  - - - - - - - - - - - - - - - - - - -- - -  7%
             Two Years - - - - - - - - - - - - - - - - - - - - - - - - - - -  6%
             Three years   - - - - - - - - - - - - - - - - - - - - - - - - -  5%
             Four years   - - - - - - - - - - - - - - - - - - - - - - - - - - 4%
             Five years - - - - - - - - - - - - - - - - - - - - - - - - - - - 3%
             Six years - - - - - - - - - - - - - - - - - - - - - - - -  - - - 2%
             Seven years - - - - - - - - - - - - - - - - - - - - - - -  - - - 1%
             Eight or more years - - - - - - - - - - - - - - - - - - -  - - - 0%

               * The percentage is based on the number of full Contract years between the date of a Purchase Payment and the date of withdrawal or first Annuity Payment and ranges from 7% for periods of less than two Contract years to 0% for periods of eight or more Contract years. For additional information, please refer to the section entitled "Contract Charges-Deferred Sales Charge."

(2) This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying funds:

     a.  Annual Contract Fee (**) - - - - - - - - - - - - - - - - - - -   $30.00
     b.  Exchange Fee (***) - - - - - - - - - - - - - - - - - - - - - -   $ 5.00
     c. Separate Account Annual Expenses (as a percentage of average account value):
              Mortality Risk Fee - - - - - - - - - - - - - - - - - - -      0.8%
              Expense Risk Fee - - - - - - - - - - - - - - - - - - - -      0.4%

              Total - - - - - - - - - - - - - - - - - - - - - - - - - -     1.2%

               ** The Annual Contract fee is deducted from the value of a Contract on each anniversary of the issue date, during the Accumulation Period. If a Contract Owner participates in more than one Fund under a Contract, only one such fee is deducted annually.

               *** The Insurance Company reserves the right to impose this fee for the second and subsequent transfer of Accumulation Units or Annuity Units among Divisions during a Contract year. However, the fee is not currently imposed by the Insurance Company.

(3) This table shows the minimum and maximum total Fund operating expenses charged by the applicable Funds of Putnam Variable Trust with respect to the Class IA shares of such Funds that you may pay on a daily basis during the time that you own the contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund:

     Total Annual Putnam Variable Trust Operating            Minimum     Maximum
     Expenses (these are expenses that are deducted
     from Fund assets, including management fees
     and other expenses)                                      0.48%       0.68%

           Total Annual Expenses of the Funds of Putnam Variable Trust (as a percentage of Fund average net assets during the year ended December 31, 2002)

                                                                 Total Annual
                                                                    Fund
                                    Management       Other        Operating
                                       Fees         Expenses       Expenses

Putnam VT Growth and Income Fund       0.48%          0.04%          0.52%
Putnam VT Income Fund                  0.59%          0.09%          0.68%
Putnam VT Money Market Fund            0.40%          0.08%          0.48%
Putnam VT Voyage Fund                  0.54%          0.06%          0.60%

                                     EXAMPLE

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION OF ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL EXPENSE CHARGES, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES AND THE HIGHEST ANNUAL FUND EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(4)  If you surrender your contract at the end of the applicable time period:

            1 year                          $  956.47
            3 years                         $1,271.37
            5 years                         $1,588.46
           10 years                         $2,646.77

(5)  If you annuitize at the end of the applicable time period:

            1 year                          $  956.47
            3 years                         $1,271.37
            5 years                         $1,588.46
           10 years                         $2,646.77

(6)  If you do not surrender your contract:

            1 year                          $  238.14
            3 years                         $  730.93
            5 years                         $1,246.82
           10 years                         $2,646.77

                              FINANCIAL INFORMATION

1. Accumulation Unit Values (for an Accumulation Unit outstanding throughout the period):

     The following information should be read in conjunction with the financial statements of the Separate Account , which are available with the Statement of Additional Information. This historical data for Accumulation Unit Values is not indicative of future performance.

                              MONEY MARKET DIVISION
                                  TAX QUALIFIED

YEAR          ACCUMULATION           ACCUMULATION              NUMBER OF
               UNIT VALUE            UNIT VALUE AT           ACCUMULATION
              AT BEGINNING           END OF PERIOD         UNITS OUTSTANDING
               OF PERIOD                                    AT END OF PERIOD


  2002          $  2.4925               $  2.4985               319,933

  2001          $  2.4260               $  2.4924               444,922

  2000          $  2.3154               $  2.4255               434,506

  1999          $  2.2345               $  2.3146               506,682

  1998          $  2.1487               $  2.2336               593,464

  1997          $  2.0665               $  2.1483               684,786

  1996          $  1.9898               $  2.0660               847,412

  1995          $  1.9080               $  1.9894             1,096,192

  1994          $  1.8661               $  1.9074             1,488,534

  1993          $  1.8446               $  1.8659             1,778,411

  1992          $  1.8062               $  1.8444             2,620,375

                              MONEY MARKET DIVISION
                                NON-TAX QUALIFIED

  YEAR          ACCUMULATION           ACCUMULATION            NUMBER OF
                 UNIT VALUE            UNIT VALUE AT         ACCUMULATION
                AT BEGINNING           END OF PERIOD       UNITS OUTSTANDING
                 OF PERIOD                                 AT END OF PERIOD


  2002          $  2.4742               $ 2.4804                554,718

  2001          $  2.4086               $ 2.4741                633,142

  2000          $  2.2988               $ 2.4081                561,837

  1999          $  2.2186               $ 2.2980                899,105

  1998          $   2.1336              $ 2.2177                968,809

  1997          $  2.0518               $ 2.1332              1,065,062

  1996          $  1.9756               $ 2.0514              1,288,780

  1995          $  1.8944               $ 1.9753              1,334,785

  1994          $  1.8548               $ 1.8935              1,660,811

  1993          $  1.8335               $ 1.8546              2,525,627

  1992          $  1.7954               $ 1.8332              3,196,702

                         GROWTH AND INCOME II DIVISION *
                                  TAX QUALIFIED

 YEAR          ACCUMULATION            ACCUMULATION            NUMBER OF
                UNIT VALUE             UNIT VALUE AT         ACCUMULATION
               AT BEGINNING            END OF PERIOD       UNITS OUTSTANDING
                 OF PERIOD                                 AT END OF PERIOD


  2002          $  8.6645               $  6.9255             1,470,768

  2001          $  9.1888               $  8.6321             1,645,816

  2000          $  8.5464               $  9.3052             1,718,694

  1999          $  8.6861               $  8.7098             2,193,483

  1998          $  7.6501               $  8.6752             2,497,011

  1997          $  6.1814               $  7.6183             2,818,975

  1996          $  5.1880               $  6.2071             3,277,019

  1995          $  3.8659               $  5.1527             3,699,687

  1994          $  3.8800               $  3.8384             3,672,031

  1993          $  4.1195               $  3.8802             5,709,891

  1992          $  3.7959               $  4.1409             6,907,180

* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.

                         GROWTH AND INCOME II DIVISION *
                                NON-TAX QUALIFIED

 YEAR           ACCUMULATION            ACCUMULATION            NUMBER OF
                 UNIT VALUE             UNIT VALUE AT         ACCUMULATION
                AT BEGINNING            END OF PERIOD       UNITS OUTSTANDING
                 OF PERIOD                                  AT END OF PERIOD


  2002          $  7.4427               $  5.9561               899,547

  2001          $  7.8866               $  7.4149             1,054,930

  2000          $  7.3360               $  7.9865             1,056,402

  1999          $  7.4525               $  7.4762             1,390,750

  1998          $  6.5538               $  7.4431             1,557,788

  1997          $  5.2962               $  6.5265             1,753,068

  1996          $  4.4442               $  5.3182             2,002,962

  1995          $  3.3094               $  4.4140             2,104,990

  1994          $  3.3224               $  3.2870             1,733,131

  1993          $  3.5222               $  3.3225             2,180,991

  1992          $  3.2453               $  3.5405             2,447,435

* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.

                                 INCOME DIVISION
                                  TAX QUALIFIED

 YEAR          ACCUMULATION            ACCUMULATION            NUMBER OF
                UNIT VALUE             UNIT VALUE AT         ACCUMULATION
               AT BEGINNING            END OF PERIOD       UNITS OUTSTANDING
                OF PERIOD                                  AT END OF PERIOD


  2002          $  3.9794               $  4.2707               451,461

  2001          $  3.7929               $  3.9986               418,101

  2000          $  3.5063               $  3.7635               373,155

  1999          $  3.6743               $  3.5263               552,236

  1998          $  3.4216               $  3.6429               772,236

  1997          $  3.1564               $  3.4066               920,186

  1996          $  3.1355               $  3.1734             1,313,122

  1995          $  2.6495               $  3.1359             1,580,611

  1994          $  2.7613               $  2.6484             2,006,254

  1993          $  2.4922               $  2.7602             2,372,918

  1992          $  2.3148               $  2.4665             3,146,768

                                 INCOME DIVISION
                                NON-TAX QUALIFIED

 YEAR          ACCUMULATION            ACCUMULATION           NUMBER OF
                UNIT VALUE             UNIT VALUE AT        ACCUMULATION
               AT BEGINNING            END OF PERIOD      UNITS OUTSTANDING
                OF PERIOD                                 AT END OF PERIOD

  2002          $ 3.9339                $  4.2222             1,110,325

  2001          $ 3.7498                $  3.9529             1,220,712

  2000          $  3.4663               $  3.7208             1,134,293

  1999          $  3.6318               $  3.4861             1,582,528

  1998          $  3.3804               $  3.6001             1,781,007

  1997          $  3.1183               $  3.3656             1,981,587

  1996          $  3.0972               $  3.1351             2,394,183

  1995          $  2.6168               $  3.0976             2,678,698

  1994          $  2.7274               $  2.6157             3,034,007

  1993          $  2.4620               $  2.7263             3,998,875

  1992          $  2.2868               $  2.4366             4,270,125

                              - VOYAGER DIVISION *
                                  TAX QUALIFIED

 YEAR            ACCUMULATION         ACCUMULATION             NUMBER OF
                 UNIT VALUE AT        UNIT VALUE AT          ACCUMULATION
                 BEGINNING OF         END OF PERIOD             UNITS
                   PERIOD                                   OUTSTANDING AT
                                                             END OF PERIOD

  2002          $  3.8341               $  2.7740               653,240

  2001          $  4.7510               $  3.8105               643,967

  2000          $  5.9893               $  4.9556               623,974

  1999          $  3.8073               $  5.9953               698,305

  1998          $  3.1133               $  3.8346               714,343

  1997          $  2.4606               $  3.1215               738,882

  1996          $  2.2334               $  2.4937               751,632

  1995          $  1.6061               $  2.2337               781,624

  1994          $  1.6303               $  1.6261               798,724

  1993          $  1.4965               $  1.6546               825,839

  1992          $  1.3365               $  1.5166               972,470

* = Prior to April 18, 1995, the Voyager Division was named the Aggressive Equity Division.

                               VOYAGER DIVISION *
                                NON-TAX QUALIFIED

 YEAR            ACCUMULATION          ACCUMULATION           NUMBER OF
                 UNIT VALUE AT         UNIT VALUE AT        ACCUMULATION
                 BEGINNING OF          END OF PERIOD            UNITS
                   PERIOD                                  OUTSTANDING AT
                                                            END OF PERIOD

  2002          $  3.8294               $  2.7766               675,438

  2001          $  4.7453               $  3.8058               687,373

  2000          $  5.9821               $  4.9498               687,666

  1999          $  3.8026               $  5.9881               677,689

  1998          $  3.1078               $  3.8299               679,382

  1997          $  2.4563               $  3.1160               653,214

  1996          $  2.2298               $  2.4894               633,799

  1995          $  1.6031               $  2.2301               645,524

  1994          $  1.6302               $  1.6231               649,408

  1993          $  1.4965               $  1.6545               767,780

  1992          $  1.3363               $  1.5164               761,087

* = Prior to April 18, 1995, the Voyager Division was named the Aggressive Equity Division.

2. Money Market Division - Yield Information:

The Separate Account provides "current yield" and "effective yield" quotations with respect to the Money Market Division. Both yield figures are based on historical earnings and are not intended to indicate future performance. A description of the method used to compute such yield quotations is included in the Statement of Additional Information.

The "current yield" of the Money Market Division refers to the income generated by an investment in such Division over a particular seven-day period; the particular seven-day period will be stated in the quotation. This income is then "annualized" - that is, the amount of income generated by the investment during the seven-day period is assumed to be earned each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner; however, when annualized, the income earned by an investment in the Money Market Division is assumed to be reinvested. Due to the compounding effect of this assumed reinvestment, the "effective yield" will be slightly higher than the "current yield".

3.   Financial Statements:

     The financial statements of the Separate Account and Investors Life Insurance Company of North America are included in the Statement of Additional Information.

                      DESCRIPTION OF THE INSURANCE COMPANY,
                        THE SEPARATE ACCOUNT AND THE FUND

THE INSURANCE COMPANY

Investors Life Insurance Company of North America ("Investors Life") is a stock life insurance company, organized in 1963 under the laws of the Commonwealth of Pennsylvania. In December, 1992, the Insurance Company changed its state of domicile to the State of Washington and merged with its immediate parent company (Investors Life Insurance Company of California). As a result of the merger, Investors Life Insurance Company of North America assumed all of the assets and obligations of Investors Life Insurance Company of California, and Investors Life Insurance Company of North America was the surviving company. In June, 1993, Investors Life merged with its immediate parent company, Standard Life Insurance Company. Investors Life was the surviving entity. As a result, Investors Life became a direct subsidiary of InterContinental Life Corporation ("ILCO"). ILCO is a wholly-owned subsidiary of Financial Industries Corporation, an insurance and financial service holding company ("FIC"). The administrative offices of Investors Life, ILCO and FIC are located at 6500 River Place Blvd., Building One, Austin, Texas 78730. The statutory home office of Investors Life is 2101 4th Ave., Seattle, Washington 98121-2371. Prior to December 28, 1988, the Insurance Company was an indirect wholly-owned subsidiary of CIGNA Corporation.

THE SEPARATE ACCOUNT

The Insurance Company established the Separate Account pursuant to the provisions of the Pennsylvania Insurance Code and has registered it as a unit investment trust under the Investment Company Act of 1940. The Separate Account commenced operations on September 15, 1982.

The Separate Account currently contains four Divisions, one for each Fund. Prior to the substitution of shares of certain series of Putnam Variable Trust for shares of CIGNA Annuity Funds group as the underlying funding vehicle for the Separate Account, the Separate Account contained five divisions. In connection with the substitution, the Growth and Income Division was merged into the Equity Division, and the name of that division was changed to Growth and Income II Division. See also, the discussion of the substitution under the caption "Putnam Variable Trust" (page 21). Each Division reflects the investment performance of the specific class of Fund shares allocated to it, and is divided into subdivisions for tax qualified and non-tax qualified contracts, respectively. The Voyager Division (formerly the Aggressive Equity Division) was initially made available under the Separate Account on March 31, 1987.

Each Separate Account Division is administered and accounted for as part of the general business of the Insurance Company; however, the income, capital gains or capital losses of each Division's subdivision are credited to or charged against the assets allocated to that subdivision without regard to other income, capital gains or capital losses of any other subdivision or arising out of any other business the Insurance Company may conduct.

The contractual obligations under the Contracts funded by the Separate Account are assumed by the Insurance Company; however, the investment risk under a Contract is borne by the Contract Owner.

PUTNAM VARIABLE TRUST

Putnam Variable Trust, formerly known as Putnam Capital Manager Trust, was established to fund variable annuity contracts offered by various insurance companies. Putnam Variable Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Putnam Variable Trust offers a number of separate portfolios of investments having a variety of investment objectives. Currently, only the following portfolios of the Class IA Shares of Putnam Variable Trust are available under variable annuity contracts offered by this Prospectus:


     Putnam VT Income Fund seeks high current income consistent with what Putnam Management, LLC. ("Putnam Management") believes to be prudent risk by investing mainly in bonds that (a) are obligations of companies and governments worldwide denominated in U.S. dollars, (b) are either investment-grade or below investment-grade (junk bonds) and (c) have intermediate to long-term maturities (three years or longer).


     Putnam VT Growth and Income Fund (which serves as the underlying funding vehicle for the Growth and Income II Division, formerly known as the Equity Division) - seeks capital growth and current income by investing mainly in common stocks of the United States companies, with a focus on value stocks that offer the potential for capital growth, current income or both.

     Putnam VT Money Market Fund (which serves as the underlying funding vehicle for the Money Market Division) - seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

     Putnam VT Voyager Fund (which serves as the underlying funding vehicle for the Voyager Division, formerly known as the Aggressive Equity Division) - seeks capital appreciation by investing mainly in common stocks of United States companies, with a focus on growth stocks.

     The Class IA shares of each Fund of Putnam Variable Trust are purchased by the Insurance Company at net asset value (without sales load) for the corresponding Separate Account Division to support the cash values of the Contracts.

     The shares of each Fund of Putnam Variable Trust are available on to serve as the underlying investment for variable annuity and variable life insurance contracts. It is possible that, in the future, it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest in the Funds simultaneously. The Insurance Company is not currently aware of any such disadvantages. It should be noted that the prospectus of Putnam Variable Trust states that the Trustees of the Fund intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts.

In addition, shares of the Funds are sold to separate accounts of other, unaffiliated, insurance companies, a practice which is known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of variable annuity contracts issued by the Insurance Company and owners of contracts issued by such other, unaffiliated, insurers. In the event of any such material conflicts, we will consider what action may be appropriate under the circumstances. For a description of the risk which may be involved with mixed funding, please refer to the discussion in the prospectus of Putnam Variable Trust.

Putnam Management is the investment adviser to Putnam Variable Trust. Putnam Management is owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Prior to April 10, 1998, Putnam Management agreed to reimburse the Insurance Company for certain costs that it incurred in connection with the servicing of Contracts. The amount of this reimbursement was equal to 25% of the effective management fee received by Putnam Management with respect to assets allocated by the Insurance Company to the applicable Fund of Putnam Variable Trust, plus an annual rate of one basis point times the average daily net assets allocated during the computation period by the Insurance Company to Putnam Variable Trust. As of April 10, 1998, the reimbursement arrangement was terminated by mutual agreement between Putnam Management and the Insurance Company.

The prospectus of Putnam Variable Trust, which accompanies this Prospectus, contains a more complete description of the investment objectives, including attendant risks, of each portfolio of Putnam Variable Trust. In considering the purchase of the Contracts offered in this Prospectus, you should read the prospectus of Putnam Variable Trust carefully.

                                  VOTING RIGHTS

The Insurance Company is the owner of record of the shares of each series of shares of Putnam Variable Trust. It will vote such shares held in each Separate Account Division at regular and special meetings of shareholders of Putnam Variable Trust in accordance with instructions received from persons having an interest in such series of Putnam Variable Trust shares.

During the Accumulation Period, owners of Contracts shall have a voting interest with respect to their accounts. During the Annuity Period, the person entitled to variable Annuity Payments will be the person having such voting interest.

Each person having a voting interest in shares of Putnam Variable Trust attributable to a Contract will initially be allowed to vote the number of Accumulation Units credited to a Contract under the Separate Account Division composed of such Putnam Variable Trust shares. Persons receiving Annuity
Payments will be allowed an equivalent vote which shall be determined by dividing the value of the reserve maintained in such Separate Account Division to meet the annuity obligations, by the value of an Accumulation Unit. Since voting power is determined by the Separate Account Division Contract value, such power will normally diminish during the annuity payout phase.

After votes are tabulated, the Insurance Company will then determine the number of shares of Putnam Variable Trust owned by the Separate Account to be voted affirmatively in accordance with the proportion of affirmative votes received to the total number of votes received from persons having a voting interest in such shares. Negative votes will be similarly determined.

Assets may also be maintained in Separate Account Divisions with respect to contracts other than those offered by this Prospectus, and votes attributable to such other contracts will be computed in the same manner.

                             DEDUCTIONS AND EXPENSES

A. CONTRACT CHARGES:

The following deductions are made under the Contracts:

     * Administrative Expense: The Insurance Company deducts an Annual Contract Fee of $30 from the Contract value on each anniversary of the issue date during the Accumulation Period. Accumulation Units will be reduced proportionately on each anniversary date to reflect this charge. No Annual Contract Fee is deducted in the event of a full surrender or death benefit settlement prior to the anniversary date.

          The Insurance Company reserves the right to increase the administrative expense charge by $5 for the second and each subsequent transfer of Accumulation Units among Separate Account Divisions during the Contract year (the "Exchange Fee"). This charge may also be imposed for the second and each subsequent transfer of Annuity Units among Separate Account Divisions during the Contract year. However, there is no present intent to assess a charge for transfer, and notice will be given to Contract Owners prior to imposition of this charge.

          The Insurance Company's administrative expenses include salaries, rent, postage, telephone, travel, legal, administrative, actuarial and accounting fees, periodic reports, office equipment, stationary and custodial expenses. The administrative expense charge is not anticipated to exceed the expenses to be incurred by the Insurance Company for administration of the Contracts.

     * Premium Taxes: Premium taxes ranging from .5% to 3% are currently imposed by certain states and municipalities on payments made under annuity contracts. Under deferred Contracts, any premium tax will be deducted either from the Purchase Payment or from the Accumulation Value upon annuitization, as determined in accordance with applicable law.

     * Deferred Sales Charge: The Contracts include a deferred sales charge, which is assessed against amounts withdrawn during early Contract Years. The charge also applies at the time Annuity Payments begin, unless (a) the first Annuity Payment begins after the tenth Contract
          Year, (b) the first Annuity Payment begins after the fifth Contract Year and the Annuitant has attained age 59-1/2 at such time or (c) Annuity Payments are being made as part of the Death Proceeds during the Accumulation Period or as part of a distribution upon death of the Owner during the Accumulation Period.

          The charge is based on the number of full Contract Years between the date of a Purchase Payment and the date of withdrawal or first Annuity Payment, and ranges from 7% for periods of less than 2 Contract Years to 0% for periods of 8 or more Contract Years.

          The amount subject to deferred sales charges is allocated to each Contribution Year, to determine the applicable percentage charge. In no event will this charge exceed 7% of the amount of Purchase Payments accepted by the Insurance Company for a Contract. See Appendix, pages 47 to 51 for a more complete description of this charge, including examples.

          With respect to Contracts issued in connection with an Exchange Offer dated February 25, 1987, the Deferred Sales Charge is not applicable to that portion of the Accumulation Value applicable to amounts transferred to a Contract in accordance with the provisions of such Exchange Offer. The Exchange Offer was made available during the period from February 25, 1987 to March 23, 1987 by the Insurance Company to certain certificate holders under group fixed annuity contracts issued by the Insurance Company, or by Life Insurance Company of North America (a former affiliate of the Insurance Company), to employers maintaining retirement plans which meet the requirements of section 403(b) of the Internal Revenue Code. The Exchange Offer applies only to amounts so transferred as of April 6, 1987.

          The Deferred Sales Charge is made as a means for the Insurance Company to recover expenses incurred in connection with distribution of the Contracts when a withdrawal is made, or Annuity Payments commence, during early Contract Years. Because the Contracts are normally purchased for the long term, the Insurance Company expects to recover such expenses over time. Amounts anticipated to be collected by this means may, however, be insufficient to reimburse the Insurance Company for its anticipated distribution expenses. Amounts from the Company's general account assets (including the profits, if any, from the Mortality and Expense Risk Deduction) may be used to cover such expenses.

     * Mortality and Expense Risk Deduction: The Insurance Company makes a daily charge of 0.0000327 of the value of the assets in each subdivision of the Separate Account (1.2% on an annual basis, consisting of approximately 0.8% for mortality risks (the "Mortality Risk Fee") and approximately 0.4% for expense risks (the "Expense Risk Fee")).

          The Insurance Company's assumption of mortality risk arises from its contractual obligation to make Annuity Payments to each Annuitant regardless of how long he lives and how long all annuitants as a group live. Also, the Insurance Company assumes mortality risk because of annuity rates in the Contracts, which cannot be increased; and, if the Annuitant should die during the Accumulation Period, the Insurance Company is at risk that the Accumulation Value may not equal the Death Proceeds.

          The Insurance Company also assumes the risk that the amounts deducted for sales and administrative expenses may be insufficient to cover the actual cost of such items.

The above-described deductions may be modified by the Insurance Company to the extent required by applicable federal or state law. However, except as described above, the deductions may not be modified by the Insurance Company.

B.       EXPENSES AND RELATED INFORMATION:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers who have sales agreements with the Insurance Company and the principal underwriter, ILG Securities Corporation.

The sales agreements between the principal underwriter and broker/dealers provide for commissions as a percentage of purchase payments. The percentage depends upon the type of purchase payment (first contract year, renewal, lump sum or increase), and ranges from 2-1/4% to 9%.

Registered representatives of ILG Securities Corporation may also sell the Contracts.

In connection with the distribution of the Contracts, the Insurance Company may pay servicing fees to certain broker/dealers who agree to provide ongoing Contract Owner administrative services. No such fees are currently being paid. No charges are separately assessed under the Contracts, nor are deductions made from the Separate Account for these costs.

The expenses of the Separate Account consist of the mortality and expense risk deduction described under "Contract Charges", above. As a percentage of average net assets, this expense is 1.2% on an annual basis.

The prospectus of Putnam Variable Trust describes the expenses and fees which are paid out of the assets of portfolios used to fund the Separate Account. For a discussion of such expenses and fees, please refer to the prospectus of Putnam Variable Trust.

                GENERAL DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

Description of Contract Rights:

The Contracts provide certain rights during the Accumulation Period, the Annuity Period and upon death of the Owner or Annuitant:

     a. Accumulation Period: During the Accumulation Period, the Owner of a Contract has the right to:

          (1)  change the beneficiary for death proceeds;

               *    surrender   the  Contract  in  whole  or  in  part  for  its
                    Withdrawal Value;

               *    change the annuity payout option;

               *    change the death benefit payout option;

               *    transfer Contract values between Separate Account Divisions;

               *    instruct the Insurance Company as to voting of Fund shares;

               * cancel the Contract by returning it to the Insurance Company within 10 days after receipt;

               *    change  the  designated   Separate   Account   Division  for
                    allocation of future contributions;

               * change the date Annuity Payments commence (not later then Annuitant's age 75; an earlier age may be required in connection with certain Contracts issued to tax qualified plans);

               *    change the payee to receive Annuity Payments;

               * assign ownership rights under the Contract, upon advance written notice to the Insurance Company.

     b. Annuity Period: During the Annuity Period, the Owner of a Contract has the right to:

               *    transfer Contract values between Separate Account Divisions;

               * change the payee to receive Annuity Payments, during the lifetime of Annuitant;

               * change the beneficiary under any Annuity Payout Option which provides for a death benefit upon death of the Annuitant; change may be made only during lifetime of the Annuitant;

               *    instruct the Insurance Company as to voting of Fund shares.

     c.   Death Benefits - Accumulation Period:

          In the event death benefit proceeds become payable during the Accumulation Period, the Beneficiary designated by the Owner is entitled to payment of such proceeds. If no designated Beneficiary survives the Annuitant and no other designation is provided, the Owner shall be the Beneficiary, if he survives the Annuitant; otherwise, the Owner's estate shall be the Beneficiary.

          If no Annuity Payout Option has been selected by the Owner for death benefit proceeds, and if the Insurance Company has not previously made a lump sum payment, the beneficiary may choose an Annuity Payout Option for receipt of such proceeds.

     d.   Death Benefits - Annuity Period:

          If the Annuitant dies while receiving Annuity Payments, the remaining payments, if any, will be payable to the Beneficiary designated by the Owner. However, if Annuity Payments are being paid to a Beneficiary as a death benefit, and such Beneficiary dies, the Beneficiary's estate shall be entitled to receive payment of any remaining proceeds.

          In the case of  Contracts  which are  subject to the  requirements  of section 72(s) of the Internal Revenue Code (See "Death Benefits - Required Distribution Provisions"), the Contracts provide that if the Owner dies while the Annuitant is receiving Annuity Payments, the Annuitant is entitled to receive the remaining payments.

Limitation on Contract Rights:

The Contracts may be issued pursuant to a tax qualified or non-tax qualified plan or trust. Such plan or trust may limit the exercise by participants in the plan or trust of certain rights granted by the Contract to Owner, Annuitant or Beneficiary. For example, although the Contracts permit redemption of all or part of their value prior to the time Annuity Payments begin, the plan or trust may not permit the Owner to exercise such right. Certain plans or trusts may require that the Owner acquire a 100% vested or nonforfeitable interest in the benefits provided by the plan or trust before he may exercise any of the rights provided by the Contract. The provisions of the plan or trust instrument should be referred to in connection with the Contracts.

In addition, assignment of interests under a Contract is prohibited when the Contracts are used to fund retirement plans qualified under sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code, unless the Owner is other than the Annuitant or the Annuitant's employer.

Contracts issued in connection with Individual Retirement Annuity plans (qualified under section 408 of the Internal Revenue Code) provide that the amount of premiums in any taxable year of the Owner may not exceed the lesser of $2,000 or 100% of "compensation" for such year; this limitation does not apply to amounts which are treated as "IRA rollovers" under the Code.

Transfers Between Separate Account Divisions:

Once each Contract Year, the Owner may elect to transfer all or a portion of Contract value to one or more of the other Separate Account Divisions, without charge. The Owner may also elect to make additional transfers of Contract value(s) between Separate Account Divisions each Contract Year; however, the Insurance Company reserves the right to limit transfers to one per Contract Year and to assess a $5 charge for each transfer after the first during a Contract Year. In either event, written notice will be provided to all Contract owners.

All elections to transfer must be in writing, signed by the Owner and received by the Insurance Company.

No transfer of Separate Account Divisions is permitted: (i) within 30 days of Annuity Commencement Date; (ii) if it would result in applying the value of a Contract to more than five Separate Account Divisions, (iii) if prohibited by state law; or (iv) if prohibited by the applicable retirement plan.

The number of Accumulation Units credited in the newly elected Separate Account Division(s) will be equal to the dollar value of the amount transferred divided by the current value of one Accumulation Unit in such newly elected Division(s).

The number of Annuity Units credited in a newly elected Division will be determined by multiplying the number of Annuity Units in each Division to be transferred by the current value of one such Annuity Unit in the newly elected Division.

Contract Owners (and Payees) who contemplate making a transfer should first carefully consider their annuity objectives and investment objectives of the current and proposed underlying classes of Fund shares. Frequent transfers may be inconsistent with the long-term objectives of the Contracts.

Substituted Securities:

If any class of Fund shares should become unavailable for purchase by the Insurance Company, or if in the judgment of the Insurance Company further investment in such class is no longer appropriate in view of the purposes of the Separate Account, there may be substituted therefor other shares or classes of shares of a mutual fund which will be described in the Prospectus by amendment or revision and net Purchase Payments received after a date specified by the Insurance Company may be applied to the purchase of other shares or classes of shares of such fund. In either event, prior approval by the affected Separate Account Division shall be obtained. No substitution for shares or classes of shares of a fund not described in this Prospectus will be made without the prior approval of the Securities and Exchange Commission.

Change in Operations:

The Insurance Company may also sell other forms of variable annuity contracts from time to time, such as group contracts and flexible payment individual contracts, which provide benefits that vary in accordance with the investment experience of the particular Separate Account Division in which they participate. In addition, the Insurance Company may create new Divisions of the Separate Account to provide additional funding options to Contract Owners. No assurance can be given that any new Divisions, if created, will be made available to Contract Owners. The Contracts limit to five (5) the maximum number of Divisions which may be selected.

The Insurance Company reserves this right to amend the Contracts to meet the requirements of the Investment Company Act of 1940, or other applicable federal or state laws or regulations.

Contract Owner Inquiries:

The Owner of a Contract should direct all inquires to: Investors Life Insurance Company of North America, customer Service Department, 6500 River Place Blvd., Building One, Austin, Texas 78730.

Reports:

The Owner, or Annuitant as applicable, will receive notice of all Fund shareholder meetings. A Fund report and a statement of account as to the value of the accumulation units held under the Contract will be furnished annually to the Owner. A Separate Account report will be furnished semi- annually.

                               THE ANNUITY PERIOD

Annuity Commencement Date:

Annuity payments will begin on the first day of the calendar month selected by the Owner. The selected date may be as early as the 50th birthday of the Annuitant, but may not be later than the 75th birthday of the Annuitant, except where otherwise agreed to by the Insurance Company. The selection of an annuity commencement date may also be affected by the terms of a retirement plan or trust under which a Contract is issued. Contracts issued in connection with Individual Retirement Annuity plans (qualified under section 408 of the Code) provide that payments must commence not later than the end of the taxable year in which the Annuitant attains age 70-1/2. For Contracts issued in connection with tax sheltered (section 403(b)) annuity plans, the Internal Revenue Code requires that distributions must commence no later than the year the Annuitant attains age 70-1/2 (or the year the Annuitant retires with respect to years beginning prior to January 1, 1989); these provisions apply to benefits accruing under a section 403(b) annuity contract after December 31, 1986. Unless otherwise instructed by the Owner, the annuity commencement date is the Contract anniversary nearest the Annuitant's age 65.

Annuity Payments:

The level of annuity payments is based on (i) the table specified in the Contract which reflects the adjusted age of the Annuitant, (ii) the type of annuity payout option selected and (iii) the investment performance of the underlying Fund shares selected. The amount of annuity payments will not be affected by adverse mortality experience or any increase in the expenses of the Insurance Company in excess of the charges made under the Contract. If the Insurance Company is required to withhold certain amounts from annuity payments, in compliance with Federal or State tax law relating to collection of income taxes at the source of payment, the amount so required will be deducted from each payment.

     * Special Note for California Contracts: Certain Contracts which are issued subject to California law contain annuity tables which reflect the adjusted age and sex of the Annuitant. The Insurance Company issues this type of contract where issuance is not known by the Company to be part of an employer-sponsored plan.

Annuity Payout Options:

The Owner may elect to have Annuity Payments made under any one of the Annuity Payout Options described below. In addition, the Annuity Payout Options may be selected for payout of the Death Proceeds during the Accumulation Period, upon the death of the Annuitant or Owner, as applicable. A change of option is permitted if made at least 30 days before the date Annuity Payments are to commence. In the absence of an election, Annuity payments will be made in accordance with Option 2 below with 120 monthly payments certain (10-year period). Annuity payments will be paid monthly except that (i) proceeds of less than $3,000 will be paid in a single sum or (ii) a schedule of payments payable monthly may be changed to avoid payments of less than $20.

Option 1 - Life Annuity: An annuity payable monthly during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant. There is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. IT WOULD BE POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT DIES BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO IF DEATH OCCURS BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT DATE, AND SO ON.

Option 2 - Life  Annuity  with  Annuity  Payments  Guaranteed  for a  Designated
Period: An annuity payable monthly during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than the designated period, any unpaid Annuity Payments will be paid to the end of the designated period. Such period may be (a) 10 years, (b) 15 years, or (c) 20 years.

Option 3 - Unit Refund Life Annuity: An annuity payable monthly during the lifetime of the Annuitant, terminating with the last Annuity Payment due before the death of the Annuitant. An additional payment, less any amounts required to be withheld for taxes, may then be payable. Such payment at death will be equal to the dollar value of a number of annuity units equal to (a) minus (b), if such difference is positive, where:

     (a)  =    total amount applied under the Option at the annuity commencement date

               annuity unit value at the annuity commencement date

     (b)  =    number of annuity  units  represented  by  each  monthly  Annuity
               Payment paid times the number of monthly annuity payments made.

Option 4 - Joint and Last Survivor Annuity: An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 5 - Joint and Two-thirds Survivor Annuity: An annuity payable monthly during the joint lifetime of the annuitant and a designated second person and continuing during the lifetime of the survivor in a reduced amount which reflects two-thirds of the number of annuity units in effect during such joint lifetime. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 6 - Payments for a Designated Period: An annuity payable monthly for a designated number of years from 5 to 30. In the event of the Annuitant's death prior to the end of the designated period, Annuity Payments will be continued during the remainder of such period. ANNUITY PAYMENTS UNDER THIS OPTION ARE BASED UPON THE PAYMENT OF THE MORTALITY AND EXPENSE RISK DEDUCTION, EVEN THOUGH THERE IS NO LIFE CONTINGENCY RISK ASSOCIATED WITH THIS OPTION.

Determination of Monthly Annuity Payments:

A description of the method for determining the first and subsequent annuity payments is included in the Statement of Additional Information. The Contracts contain tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. These tables include an assumed interest rate of 6% per annum. This 6% assumed rate is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) remains constant at 6%, the Annuity Payments will remain constant. If the actual net investment rate exceeds 6%, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 6%, Annuity Payments will decrease.

     * Special Note for New Jersey Contracts: Contracts subject to New Jersey law contain tables indicating an amount of first monthly annuity payment based on an assumed interest rate of 5% rather than 6%.

The objective of the Contracts is to provide benefit installments which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment rate must exceed the assumed rate of 6% (5% for New Jersey Contracts) by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest rate were to be increased, Annuity Payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest rate would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.

Transfer During the Annuity Period:

For a description of the Contract provisions applicable to transfers between Separate Account Divisions, refer to "General Description of Variable Annuity Contracts - Transfers Between Separate Account Divisions".

                                DEATH BENEFITS

Accumulation Period:

If the Annuitant dies during the Accumulation Period, and prior to the death of the Owner (if the Owner is an individual other than the Annuitant), death benefit proceeds will be equal to the Accumulation Value of the Contract determined on the valuation date coincident with or next following the date due proof of the Annuitant's death is received by the Insurance Company. However, if death occurs before age 75, while the Owner (if other than the Annuitant) is living and before Annuity Payments begin, the Insurance Company guarantees that the death proceeds will not be less than the amount of Purchase Payments made under the Contract, less a reduction for prior redemptions.

The amount of death benefit proceeds payable to a Beneficiary will be reduced by an applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes.

The Owner may designate the Annuity Payout Option for death benefit proceeds. If no such Option is in effect at the time death benefit proceeds are to be paid, the proceeds will be payable either (i) in a single sum or (ii) under an Annuity Payout Option selected by the Beneficiary. In the absence of such an election by the Beneficiary, the proceeds will be paid in a single sum.

Annuity Period:

If the Annuitant dies after the commencement of Annuity Payments, the death proceeds, if any, will depend upon the Annuity Payout Option in effect at the time of death. Under Options 2, 3 or 6, any remaining payments will be made to the Beneficiary during the designated period. However, if Annuity Payments are being made as a death benefit to a Beneficiary, and such Beneficiary dies, the present value of the remaining payments under Options 2, 3 or 6 will be paid in a lump sum (at an interest rate of 6% for Options 2 and 6) to the Beneficiary's estate.

Required Distribution Provisions (Applicable to Contracts other than Contracts owned by the sponsor of a retirement plan qualified under section 401(a) or 403(a) of the Internal Revenue Code, Contracts issued in connection with a tax sheltered annuity plan under Section 403(b) of the Internal Revenue Code, or Contracts issued in connection with an Individual Retirement Arrangement under
Section 408 of the Internal Revenue Code):

Under the provisions of section 72(s) of the Internal Revenue Code, the contracts described in this section must contain specific rules for distribution of the value of the Contract in the event of the Owner's death. Contracts issued by the Insurance Company which are subject to the requirements of section 72(s) will include the following provisions:

     * Accumulation Period - If the Owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies before annuity payments commence, death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner/Annuitant.

          Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In this event, payments to the beneficiary must commence not later than one year after the death of the Owner/Annuitant (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The amount of such death proceeds is determined as described in "Death Benefits - Accumulation Period", above.

          If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in application of the distribution requirements described in the preceding paragraph.

          Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies before the Annuitant and before annuity payments commence, death proceeds will be equal to the accumulation value of the Contract determined on the valuation date coincident with or next following the date proof of the Owner's death is received by the Insurance Company. However, if the death of the Owner occurs prior to his age 75 and before annuity payments begin, the Insurance Company guarantees that the death proceeds cannot be less than the amount of the Purchase Payment made under such Contract, less a reduction for any prior redemptions. The amount of death proceeds payable to a beneficiary will be reduced by applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes. The amount of such death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner. Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In such event, payments to the beneficiary must commence not later than one year after the death of the Owner (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The Contract also provides that if the designated beneficiary is the surviving spouse of the Owner, no death proceeds shall be payable at the death of the Owner, and such spouse shall become the owner of the Contract. If the death proceeds are payable on account of death of the Owner, then no death proceeds are payable upon the subsequent death of the Annuitant.

     * Annuity Period - If the owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies after annuity payments commence, the remaining payments under the Contract must be paid at least as rapidly as under the method of payment in effect on the date of death of the Owner.

          If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in the application of the distribution requirements described in the preceding paragraph.

          Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies after annuity payments commence (or after the death of the Annuitant while payments are being made to a beneficiary), the remaining payments must be paid out at least as rapidly as under the method of payment in effect on the date of death of the Owner.

                          PURCHASES AND CONTRACT VALUES

How to Purchase a Contract:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers which have sales agreements with ILG Securities Corporation and the Insurance Company. Registered representatives of ILG Securities Corporation may also sell the Contracts. The principal underwriter of the Contracts is ILG Securities Corporation. ILG Securities Corporation is an indirect, wholly-owned subsidiary of InterContinental Life Corporation. The Insurance Company is a direct wholly-owned subsidiary of InterContinental Life Corporation. The principal business address of ILG Securities Corporation is 6500 River Place Blvd., Building One, Austin, Texas 78730.

A Contract may be purchased by delivering a completed application, including Purchase Payment allocation instructions, such other forms as the Insurance Company requires and the Purchase Payment, where applicable, to the soliciting agent who will forward such payment and forms to the Insurance Company.

If the application is complete and correct upon receipt by the Insurance Company, and if all other required information and the Purchase Payment have also been received by the Insurance Company at its Home Office, the Contract will be issued and the net purchase payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund shares next computed within two business days following such receipt. In the event that the Purchase Payment and the application are received by the Insurance Company in an amount or under circumstances whereby the Insurance Company has not been provided with correct or sufficient information to establish an account or with instructions as to the proper crediting of such payment, then the Insurance Company will, within five (5) business days following receipt, inform the purchaser of the reasons for delay and will request the purchaser to supply corrections and further information or instructions with regard to the applicable account. In this event, the Insurance Company will return the Purchase Payment to the purchaser within 5 days, unless it obtains the Purchaser's consent to retain the payment until the corrections have been received.

Upon such receipt, the Contract will be issued and the net Purchase Payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund Shares next computed within the next two business days.

If the requested corrections, information or instructions are not subsequently furnished to the Insurance Company within a reasonable time period following the request, the Company will return any retained purchase payment to the purchaser. Likewise, if at any time the Insurance Company determines that it cannot establish the requested account, it will return such purchase payment immediately upon making such determination.

If the application is for a Contract used in connection with an Individual Retirement Arrangement (IRA) under Code Section 408, the Insurance Company will hold the Purchase Payment in a suspense account until the expiration of the IRS-mandated revocation period. Under IRS regulations, if an individual receives IRA informational disclosure fewer than seven days prior to the date on which the plan is established, the individual is permitted a seven-day period following establishment of the plan during which to revoke the plan and receive a refund. The Purchase Payment will be applied as of the valuation date next following expiration of the revocation period. No interest will be paid on funds held in such suspense accounts.

Purchase Payments:

The minimum initial Purchase Payment is $500 for an Owner not approved by the Insurance Company for pre-authorized checks, salary deductions, or other list bill remittances.

After a Contract is issued, any Owner may make Purchase Payments of $40 or more by remitting checks directly to the Insurance Company at its Administrative Office.

The Insurance Company reserves the right to reject any Purchase Payment if it is less than the minimum amount or not in proper order.

     *    Pre-authorized   Checks,   Salary   Deductions  and  Other  List  Bill
          Remittances:

          Purchase Payments for the Contracts of at least $40 each may be made at periodic intervals by Owners who have been approved by the Insurance Company for pre- authorized checking, salary deductions, or other list bill remittance.

          Pre-authorized checks allow the Insurance Company to draw checks on a routine basis, usually monthly, from a bank account previously established by the Owner. No credit for a Purchase Payment will be given should a check be dishonored for any reason by the bank selected. Neither the Insurance Company nor ILG Securities Corporation assume any liability for wrongful dishonor by the bank selected; however, the Insurance Company may agree to indemnify a bank for certain liabilities associated with the checking procedure.

          A salary deduction mode authorizes a Contract Owner's employer to take deductions of a set amount from the Owner's salary and remit such amounts to the Insurance Company as Purchase Payments for a Contract. The Insurance Company and ILG Securities Corporation assume no liability for any amounts so deducted until received in full by the Insurance Company at its Administrative Office.

          Purchase Payments for a Contract issued to a retirement plan may be remitted together with Purchase Payments for other Contracts issued to such retirement plan pursuant to a "list bill" in a form acceptable to the Insurance Company. Where permitted by the retirement plan, and subject to the Insurance Company's underwriting requirements, Purchase Payments for an amount less than the stated minimum for a Contract may be remitted pursuant to such an approved "list bill".

Application of Net Purchase Payments:

The Insurance Company will reduce a Purchase Payment by any applicable Premium Tax to determine the net Purchase Payment. Upon the purchase of a Contract, the amount of the net Purchase Payment credited to a Contract will reflect the net asset value of the applicable Division(s)' underlying class of Fund shares next computed within the next two business days following the Insurance Company's receipt of the payment. However, if any of the required material is incomplete, incorrect or if the payment has not been made, then a delay in Contract issuance or crediting of a subsequent payment may be encountered.

Crediting Accumulation Units:

Accumulation Units represent the value of the Owner's Contract attributable to the applicable Division(s) selected (maximum of five). The number of Accumulation Units to be credited to the Owner's account within a Division is determined by dividing the net Purchase Payment allocated to that Division by the Accumulation Unit value of the applicable Division as of the Valuation Date next computed following the Insurance Company's determination to credit a payment to the Contract. The number of accumulation units will not change because of a subsequent change in the value of the unit, but the dollar value of an accumulation unit will vary to reflect the investment experience of the class(es) of Fund shares underlying the selected Division(s).

Value of an Accumulation Unit:

(Note - although the following refers to a "Division", the values are determined independently for each sub-division). The value of an Accumulation Unit for each Separate Account Division was established at $1 as of the date the applicable class of Fund shares were first purchased for that Division. The value of accumulation units subsequently is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Date by a net investment factor for the Valuation Period ending on such date.

A net investment factor for a Valuation Period is the sum of 1.000000 plus the net investment rate for the applicable Separate Account Division. The net investment rate for the applicable Division is equal to the gross investment rate of that Division for the valuation period expressed in decimal form to seven places, less a deduction of 0.0000327 for each day in the valuation period (1.2% annually - the fee charged by the Insurance Company for undertaking the mortality and expense risks). The applicable gross investment rate is equal to
(i) the investment income for the valuation period, plus capital gains and minus capital losses for the period, whether realized or unrealized on the assets divided by (ii) the value of such assets at the beginning of the valuation period. The gross investment rate may be positive or negative.

                                   REDEMPTIONS

Procedures for Redemption:

Unless prohibited by any applicable retirement plan, the Owner may redeem the Contract during the Accumulation Period in whole or in part for its Contract Withdrawal Value as of the next valuation date coincident with or next following the date the request for redemption is received by the Insurance Company. In determining redemption values, the Insurance Company does not anticipate that it will be receiving or applying any premium tax refund credits. No redemptions may be made once Annuity Payments have begun. Requests to redeem shall be made in writing to the Insurance Company. If the request is for the entire redemption value of the Contract, it shall be accompanied by the Contract. The Contract Withdrawal Value is determined on the basis of the accumulation unit values on such valuation date, reduced by any applicable sales charges and premium taxes. Payment of the Contract Withdrawal Value, less any amounts required to be withheld for taxes, will be made within seven days after the date proper written request is received by the Insurance Company at its Home Office. However, such payment may be postponed whenever (i) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; (ii) the Securities and Exchange Commission permits postponement and so orders; or (iii) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets or disposal of securities is not reasonably practicable.

The Owner may elect to have the redemption value applied to provide Annuity Payments under any one of the annuity payout options, as permitted under the applicable retirement plan. AMOUNTS WITHDRAWN BY THE OWNER PRIOR TO THE ANNUITY COMMENCEMENT DATE MAY BE SUBJECT TO A TAX PENALTY AND IMMEDIATE TAXATION OF ANY INVESTMENT GAIN.

Partial Redemptions:

The Owner may request a partial redemption of his Contract value for an amount not less than $300 provided this does not result in reducing the remaining value of the Contract to less than $500 on the date of redemption. Amounts required to be withheld for taxes in the event of a partial redemption will not be considered part of the remaining value of the Contract. If a partial redemption request would result in such a reduction, the Insurance Company will redeem the total Contract value and pay the remaining Contract Withdrawal Value, less any amounts required to be withheld for taxes, to the Owner.

Restrictions Under the Texas Optional Retirement Program:

Participants in the Texas Optional Retirement Program (ORP) currently are prohibited from receiving their interest in a variable annuity contract issued under the ORP prior to termination of employment in the Texas public institutions of higher education, retirement, or death. Accordingly, the Insurance Company will require a Contract Owner whose Contract is issued under the ORP to obtain a certificate of termination of employment before Contract Withdrawal Value is paid to the Owner.

Restrictions Under Certain Section 403(b) Plans:

As described in "Federal Tax Status-Tax Qualified Plans", Section 403(b)(11) of the Internal Revenue Code (the "Code") restricts the redemption under Section 403(b) annuity contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement.

As a result of these requirements, the Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with the provisions of Section 403(b) (11) of the Code. The staff of the U.S. Securities and Exchange Commission has issued a "no action" letter, informing insurance companies issuing variable annuity contracts that the above-described Code restrictions may be implemented, notwithstanding the otherwise applicable redemption provisions of the Investment Company Act of 1940. The Insurance Company intends to rely upon the provisions of the SEC staff "no action" letter, and to comply with the provisions of said letter.

THE INSURANCE COMPANY REQUIRES AN ACKNOWLEDGMENT FORM TO BE SIGNED BY PURCHASERS OF SECTION 403(b) ANNUITY CONTRACTS FOR WHICH CONTRIBUTIONS ARE MADE PURSUANT TO A SALARY REDUCTION AGREEMENT. THE SIGNED ACKNOWLEDGMENT FORM - A COPY OF WHICH IS INCLUDED AT THE END OF THIS PROSPECTUS - MUST ACCOMPANY THE CONTRACT APPLICATION.

Right to Cancel:

The Owner may cancel the Contract by delivering or mailing a written notice (or sending a telegram) to the Insurance Company and by returning the Contract before midnight of the 10th day after the date of receipt. The Insurance Company will return all amounts due to the Owner within ten days after receipt of notice of cancellation and the returned contact. The Owner bears the investment risk with respect to amounts allocated to the Separate Account, for the period from the date the returned Contract is received by the Company. Under the terms of the Contract, cancellation shall entitle the Owner to an amount equal to (a) the difference between premiums paid, including any contract fees and other charges, and the amounts allocated to the Separate Account, plus (b) the Accumulation Value of the Contract on the date the returned Contract is received by the Company.

                               FEDERAL TAX STATUS

A. GENERAL

The Contracts have been designed so as to qualify as "variable annuity contracts" for Federal income tax purposes. Thus, the contracts permit the Owner to defer Federal income taxation on increases in the value of a contract, until such time that amounts are withdrawn from the contract, received in the form of annuity payments or paid as a death benefit.

B. TAXATION OF THE SEPARATE ACCOUNT

Under the current provisions of the Internal Revenue Code, (The "Code") the Insurance Company pays no taxes on the investment income and capital gains of the assets of the Separate Account where used to determine the value of Contracts. Accordingly, the Insurance Company currently makes no adjustments for Federal income taxes (or benefits) in connection with the Separate Account Divisions. The Insurance Company retains the right to make adjustments for Federal income taxes to Separate Account assets should future changes in the Code so warrant.

 C. CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN

A Non-Tax Qualified Contract is a Contract that is purchased by an individual for his or her own purposes but not pursuant to any of the tax qualified retirement plans described in the section below. A Non-Tax Qualified Contract may also be a Contract issued to a retirement plan or plan of deferred compensation which is a non-tax qualified plan. The tax status of the annuitant or participant is determined by provisions of such plan and/or provisions of the Code applicable to the contract.

 C-1. DIVERSIFICATION REQUIREMENTS

Under the current provisions of the Code, variable annuity contracts - other than contracts issued under retirement plans which qualify for Federal tax benefits under sections 401, 403(b) or 408 of the Internal Revenue Code, or under government retirement plans (whether or not so qualified) or to a state or municipal government for use under a deferred compensation plan - will not be treated as an annuity contract for Federal income tax purposes for any period for which the investments of the segregated asset account on which the contracts are based are not adequately diversified. This "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Insurance Company believes that the current structure of the Separate Account satisfies the requirements of the regulations, and it intends that the Separate Account, as well as the underlying Funds, will operate in the future so as to continue to meet such requirements.

C-2. CONTROL OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable annuity contract to qualify for deferral of Federal income taxes on income credited to the contract, the assets in the segregated asset account supporting the contract must be considered to be owned by the Insurance Company, and not by the owner of the variable annuity contract.

The Internal Revenue Service ("IRS") has issued certain Revenue Rulings that discuss the issue of investor control of the assets supporting variable annuity contracts. In such rulings the IRS has stated that certain incidents of ownership by the contact owner, such as the ability to select and control investments in a segregated asset account, may cause the contract owner to be taxed as the owner of the assets for Federal income tax purposes.

The final regulations pertaining to Section 817 of the Internal Revenue Code have not provided guidance concerning the extent to which owners of variable annuity contracts may direct the investments of a segregated asset account without being treated as the owner of the underlying assets. The Insurance Company does not know if, or in what form, such guidance will be provided by the IRS. Nor does the Insurance Company know whether any such guidance would be implemented purely on a prospective basis, or whether it would be applicable retrospectively. The Company reserves the right to amend the contract, as necessitated by future rulings of the IRS, so that the Company is considered to be the owner of the assets in the segregated asset account.

C-3. NON-NATURAL PERSONS AS CONTRACT OWNERS

Under the provisions of the Code, as amended by the Tax Reform Act of 1986, a Non-Tax Qualified Contract which is held by a person who is not a natural person (e.g. a corporation or a trust is not a natural person), is not treated as an annuity contract for Federal income tax purposes, and the income on the contract for any taxable year is treated as ordinary income received or accrued by the owner of the contract during the taxable year. Certain exceptions are provided for Non-Tax Qualified Contracts held by a trust or other entity as agent for a natural person and for immediate annuities (as defined in the Code). THUS, OWNERSHIP OF A NON-TAX QUALIFIED CONTRACT BY NON-NATURAL PERSONS WHO DO NOT QUALIFY FOR THE STATUTORY EXCEPTIONS RESULTS IN DENIAL OF TAX DEFERRAL ON INCREASES IN THE VALUE OF THE CONTRACT.

C-4. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE

Section 72 of the Code governs the taxation of annuities in general. Annuity payments made after the annuity commencement date, in a series of substantially equal payments (not less frequently than annually) for the life or life expectancy of the payee, are generally taxed to the recipient only as received. A part of the payment received is a return of investment in the contract, if any, and is non- taxable; a portion is a return of income and is subject to ordinary income tax. An "exclusion ratio" is used to determine the non-taxable and taxable portion of each payment. Such exclusion ratio continues until such time that the taxpayer recovers his/her basis in the Contract. Thereafter, all payments received are treated as taxable income.

C-5. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE

Pursuant to Code Section 72, amounts received under a Non-Tax Qualified Contract prior to the annuity commencement date (including payments made upon the death of the Annuitant or Owner), or as non-periodic payments after the annuity commencement date, are generally first attributable to any investment gains credited to the Contract over the taxpayer's basis (if any) in the Contract. Such amounts will be treated as income subject to Federal income taxation.

A 10% penalty tax on such withdrawn investment gains will be imposed if the withdrawal is made prior to age 59-1/2. This penalty tax will not be imposed irrespective of age if the amount received is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life or life expectancy of the payee. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Also, the penalty tax will not be imposed if the withdrawal follows the death of the Owner (or if the Owner is not an individual, the death of the primary annuitant), or is attributable to the disability (as defined in Section 72(m)(7) of the Code) of the Annuitant. Where the Owner of the Contract is an individual who is other than the Annuitant, the Code (as amended by the Tax Reform Act of 1986) provides that the penalty tax is applicable to the taxable portion of payments required to be made under the Contract following the death of the Annuitant.

C-6. TRANSFER OF CONTRACT AS A GIFT

If the Owner of a Contract transfers (assigns) the Contract to another individual as a gift, the Code (as amended by the Tax Reform Act of 1986) provides that the Owner will incur taxable income at the time of the transfer. The amount of such taxable income is equal to the excess, if any, of the cash surrender value of the Contract over the Owner's cash basis at the time of the gift. An exception is provided for certain transfers between spouses.

C-7. FEDERAL INCOME TAX WITHHOLDING

Any portion of a distribution that is (or is deemed to be) current taxable income to the owner of the contract will be subject to federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a completed election form with the Company and by notifying the Company of his or her tax identification number.

D. CONTRACTS PURCHASED TO FUND A TAX QUALIFIED PLAN

Tax Qualified Contracts are contracts that are issued to or pursuant to the following types of retirement plans:

     * A plan established by a corporate employer for the benefit of its employees and qualified under sections 401 or 403 of the Code (Corporate plans).

     * A plan established by self-employed individuals for themselves and their employees and qualified under sections 401or 403 of the Code (Keogh or HR-10 plans).

    * A tax sheltered annuity plan maintained by certain tax exempt organizations, including educational institutions, to purchase annuity contracts for employees (403(b) Annuity plans).

     * A plan established by a governmental employer or a tax-exempt employer under section 457 of the Code.

     * An Individual Retirement Annuity (Traditional IRA) plan established by an individual, as defined in section 408 of the Code.

     *    A Roth IRA, as defined in section 408A of the Code.

All of these plans differ with respect to the applicable rules that must be met and followed if they are to attain and retain their qualified status. The plans mentioned above, with the exception of Roth IRA's, have the following general attributes: tax deductibility of contributions (to the extent permitted by the Code), tax deferral of investment income and taxation to the plan participant only upon receipt of a withdrawal or payment. Since the plan participant generally does not have a cost basis in the value of the Contract, payments received by the participant are generally taxed as income to the participant.

In  contrast,  contributions  made  to Roth  IRA  plans  are not tax  deductible
However payments from Roth IRA plans that are considered 'qualified distributions' pursuant to the Code, (including earnings), are not considered as gross income to the participant and are thus tax-free.

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), for tax years beginning in 2002, has among other things, increased the amount an individual may contribute to tax qualified plans. EGTRRA has also expanded the types of "catch-up contributions" that eligible participants can make to certain types of tax qualified plans and has made favorable changes regarding the portability of qualified retirement accounts. As all changes made by EGTRRA are not discussed in this Prospectus, participants in such tax qualified plans are advised to seek the advice of an independent tax counsel regarding changes made by EGTRRA and the impact of local tax laws.

D-1. ANNUAL CONTRIBUTION LIMIT

The limit on participant elective deferrals for 401(k), 403(b) or 457 governmental plans is $12,000 for 2003. The limit increases $1,000 per year thereafter, until it reaches $15,000 in 2006. The limit is indexed for inflation after 2006 in $500 increments.

A traditional individual retirement annuity (as defined by section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of 100% of compensation includible in the purchaser's gross income, or the IRA annual limit for that tax year. For the 2003 and 2004 tax years, the annual limit for IRA's is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year. For the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

A Roth IRA is a type of non-deductible IRA. Purchase payments may be made up to the IRA limits listed in the above paragraph. However, the IRA limit for contributions to a Roth IRA decreases for single taxpayers with adjusted gross incomes between $95,000 and $110,000. The contribution limit decreases for married taxpayers filing jointly, with adjusted gross income between $150,000 and $160,000 and for a married taxpayer filing separately, with adjusted gross income between $0 and $10,000.

D-2. CATCH-UP CONTRIBUTIONS

The Economic Growth and Tax Relief Reconciliation Act of 2001 introduced "catch up" contributions for people who are 50 years of age or older. Participants who have reached age 50 by the end of the plan year and cannot make more deferrals due to legal or plan limitation, can make "catch up" contributions if the plan allows for them. For participants in 401(k), 403(b) or 457 plans, the catch up limit is $2000 in 2003 and increases $1000 per year thereafter until it reaches $5000 in 2006. After 2006, the catch up limit is indexed for inflation in $500 increments.

The holder of a traditional IRA or a Roth IRA, age 50 or older, may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

D-3. DISTRIBUTIONS

In general, all amounts paid out from tax qualified contracts are taxable to the payee as ordinary income. However, under the Code (as amended by the Tax Reform Act of 1986 and EGTRRA), certain distributions prior to age 59-1/2 are considered premature distributions and may result in the application of a 10% additional tax.

In addition, the Code generally requires that tax qualified retirement plans provide for the commencement of retirement benefits no later than the year in which the employee attains age 70- 1/2.

In the case of Roth IRA's held for at least five years, distributions will not be considered gross income if the distributions were (i) made after the individual attains age 59-1/2, (ii) made to a beneficiary or estate of the individual on or after the death of the individual, (iii) attributable to the individual's being disabled (within the meaning of section 72(m) of the Code) or
(iv) which is a "qualified special purpose distribution", as defined by the Code.

The Code treats payments received from Roth IRA's that do not qualify for the above tax-free treatment in two ways. Contributions made by the individual are treated as a tax-free return, whereas payments that exceed the amount of the individual's contributions are taxable as ordinary income and may be subject to the 10% penalty tax (unless certain exceptions apply, pursuant to section 72(t) of the Code).

With respect to contracts issued in connection with Section 403(b) annuity plans, the Code restricts the distribution under such contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement. These restrictions are set forth in Section 403(b) (11) of the Code, effective January 1, 1989. The restrictions apply to: (i) salary reduction contributions made after December 31, 1988, and earnings on such contributions, and (ii) earnings on contract value as of December 31, 1988. The tax law restrictions do not apply to salary reduction contributions made prior to January 1, 1989, or to earnings credited to such contributions prior to January 1, 1989.

In accordance with the provisions of the Code, restricted amounts may be distributed only in the event of attainment of age 59-1/2, separation from service, death, disability (as defined in Section 72(m)(7) of the Code), or financial hardship. The hardship exception is not available with respect to income attributable to salary reduction contributions. The Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with these provisions of the Code.

The Internal Revenue Service has indicated that Section 403(b)(11) does not change the circumstances under which a tax-free exchange of annuity contracts may be made. Individuals contemplating purchase of a contract should refer to the provisions of their employer's section 403(b) arrangement to determine the investment alternatives available.

D-4. TAX WITHHOLDING

The Insurance Company may be required to withhold certain amounts from both periodic and non- periodic payments under the Contracts in accordance with Federal tax law relating to the collection of Federal income tax at the source of payment. A payor of periodic annuity payments is required to withhold amounts as if the payment were a payment of wages from an employer to an employee. However, an individual recipient of certain types of periodic payments is allowed to elect to have no withholding made in a manner prescribed by the United States Treasury Department.

Similarly, a payor of certain non-periodic payments is required to withhold 10% of such payments, unless an individual recipient elects against tax withholding in a manner prescribed by the U.S. Treasury Department. Non-periodic payments include payments made before and after the annuity commencement date such as lump sum death proceeds and partial or full surrenders (redemptions) of Contract value.

The withholding requirements do not apply to the portion of a payment that is reasonably believed to be not includable in gross income of the recipient for Federal tax purposes.

The Insurance Company will transmit a notice to individual recipients of Contract payments of the right to elect against Federal income tax withholding, in a form and containing such information as the Secretary of the Treasury prescribes. If an individual elects against withholding, the Insurance Company may nonetheless be required to withhold if it has not received the recipient's tax identification number.

D-5. WITHHOLDING ON ROLLOVER DISTRIBUTIONS

The Code, as amended by the Economic Growth and Tax Relief Reconciliation Act of 2001, generally permits qualified plans, 403(b) plans, Section 457 plans and IRA's to be rolled over into each other, beginning in 2002. Rollovers need not be made between the same types of plans. In certain circumstances, the tax law requires the company to withhold 20% from certain distributions from tax qualified plans. However, the company does not have to make the withholding if the entire distribution is rolled over to another plan and the distribution is paid directly to the successor plan. Consult a qualified tax adviser before making such a distribution.

Nondeductible contributions made to an IRA cannot be rolled over to qualified plans, 403(b) plans or governmental 457 plans.

It is possible to convert a traditional IRA to a Roth IRA if the holder's adjusted gross income does not exceed $100,000 and the holder is not a married taxpayer filing a separate return. The Roth IRA annual contribution limit does not apply to converted amounts. The holder must, however, pay tax on any portion of the converted amount that would have been taxed if the holder had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

D-6. REPORTING REQUIREMENTS

In addition to tax withholding, the Insurance Company is required to report information on distributions under the Contracts. Distributions include partial and full surrenders as well as annuity payments. Information is reported on forms pursuant to Internal Revenue Service Regulations.

E. CONSULT YOUR OWN TAX ADVISER

Because of the complexity of the law and that tax results will vary according to the factual status of the individual involved, tax advice should be obtained by a person contemplating purchase of a Contract or the exercise of rights under a Contract. The above comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise and is not intended as tax advice. In addition, state income or estate tax considerations may also be involved in the purchase of a Contract or the exercise of rights under a Contract, and are not discussed in this Prospectus. The Insurance Company's management cannot predict what, if any, future action the Congress or the Internal Revenue Service might take with respect to the taxation of variable annuity contracts of the type described in this Prospectus. For complete information on particular Federal and state tax considerations, a qualified tax advisor should be consulted.

                                LEGAL PROCEEDINGS

Various lawsuits against the Investors Life Insurance Company of North America have arisen in the normal course of business. However, contingent liabilities arising from these matters are not considered material in relation to the financial position of the Insurance Company. On January 22, 2002, the Travis County District Court in Austin, Texas, denied certification to a proposed nationwide class of plaintiffs who purchased certain universal life insurance policies from INA Life Insurance Company (which was merged into Investors Life in 1992). The lawsuit, which was filed in 1996 as a "vanishing premium" life insurance litigation, initially alleged that the universal life insurance policies sold to plaintiffs by INA Life Insurance Company utilized unfair sales practices. In April 2001, the plaintiffs filed an amended complaint, so as to include various post-sale allegations, including allegations related to the manner in which increases in the cost of insurance were applied, the allocation of portfolio yields to the universal life policies and changes in the spread between the earned rate and the credited rate. Plaintiffs' Motion for Class Certification was denied in its entirety.

There is no litigation pending to which the Separate Account is a party.

                                TABLE OF CONTENTS
                   OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information includes a description of the following items:

         1.       General Information and History
         2.       Services
         3.       Purchase of Securities Being Offered
         4.       Principal Underwriter
         5.       Yield Quotations of Money Market Division
         6.       Annuity Payments
         7.       Additional Information
         8.       Financial Statements
                  *   The Separate Account
                  *   The Insurance Company

                                    APPENDIX

                 Examples of Deferred Sales Charge Calculations

The Insurance Company will determine the amount of Sales Charge applicable to a withdrawal or commencement of Annuity Payments as follows:

     STEP 1 A Gross Chargeable Amount is determined by the Insurance Company. This amount is the lesser of (a) the dollar amount of Purchase Payments made and not previously withdrawn and (b) the amount requested to be withdrawn or applied to Annuity Payments;

     STEP 2 A Net Chargeable Amount is determined by the Insurance Company. This amount is the Gross Chargeable Amount less any Exempt Accumulation Value then applicable.

     STEP 3 A Net Chargeable Amount is then allocated by the Insurance Company to each Contribution Year.

     STEP 4 The Net Chargeable Amount allocated to a Contribution Year is multiplied by the Applicable Percentage shown:

               No. of Full Contract Years
               Between the Beginning of a
               Contribution Year and Date
               of Withdrawal (or First                          Applicable
               Annuity Payment)                                 Percentage

                      less than 2                                   7%
                      2                                             6%
                      3                                             5%
                      4                                             4%
                      5                                             3%
                      6                                             2%
                      7                                             1%
                      8 or more                                     0%

     STEP 5 The Sales Charge applicable to a withdrawal request or application of Accumulation Value is the sum of amounts d etermined under STEP 4.

Contract Withdrawal Value is the amount of a withdrawal request reduced by the applicable Sales Charge.

The Insurance Company assumes that Purchase Payments are withdrawn on a "first in - first out" basis for purposes of determining the Sales Charge. This assumption cannot be used for purposes of determining federal income tax liability.

                              SALES CHARGE EXAMPLES

The following examples assume that Purchase Payments for a Contract are as follows:

                Contract Year                Total Purchase Payments

                      1                              $1,200
                      2                               2,400
                      3                               2,400
                      4                                   0
                      5                                   0
                      6                                   0
                      7                                   0
                      8                                   0
                      9                               3,600
                                                     $9,600

The assumed Accumulation Value on the date of withdrawal is $10,600. No other withdrawal requests are assumed to have been made by the Owner.

Example 1:  Illustration  of  a Sales Charge on a partial withdrawal request for
            $8,000

        STEP 1     The Gross Chargeable Amount is $8,000.

        STEP 2 The Net Chargeable Amount is the Gross Chargeable Amount ($8,000) less Exempt Accumulation Value:

                   Exempt Accumulation Value        =
                   $10,600 X 0.1                    =  $1,060
                   Net Chargeable Amount            =  $8,000 - $1,060 = $6,940

        STEP 3     The Net Chargeable Amount is applied to "Contribution Years":

                             Gross Chargeable                  Net Chargeable
                             Amount allocated                 Amount allocated
Contract Year               to Contribution Year            to Contribution Year

      1                         $  1,200                          $  1,200
      2                            2,400                             2,400
      3                            2,400                             2,400
      4                                0                                 0
      5                                0                                 0
      6                                0                                 0
      7                                0                                 0
      8                                0                                 0
      9                            2,000                               940

                               $  8,000                           $  6,940

*The Gross Chargeable Amount for subsequent withdrawals is $1,600 ($3,600 - $2,000), allocated to Contract Year 9.

        STEP 4 Net Chargeable Amounts allocated to Contribution Years are multiplied by the Applicable Percentage and STEP 5, added together.

                        Net
   Contract          Chargeable         Applicable               Sales
     Year              Amount           Percentages              Charge

      1                $1,200               0%                  $  0.00
      2                 2,400               1%                    24.00
      3                 2,400               2%                    48.00
      4                     0               3%                     0.00
      5                     0               4%                     0.00
      6                     0               5%                     0.00
      7                     0               6%                     0.00
      8                     0               7%                     0.00
      9                   940               7%                    65.80

                       $6,940                                   $137.80

Contract Withdrawal Value ($8,000 - $137.80) = $7,862.20

Example 2:  Illustration of Sales Charge on full Surrender

        STEP 1 The Gross Chargeable Amount is the lesser of Purchase Payments for the Contract ($9,600) and the Accumulation Value ($10,600) = $9,600.

        STEP 2 The Net Chargeable Amount is the Gross Chargeable Amount ($9,600) less Exempt Accumulation Value:

                  Exempt Accumulation Value = $10,600 X 0.1 = $1,060 Net Chargeable Amount = $ 9,600 -$1,060 = $8,540

        STEP 3    The Net Chargeable Amount is applied to "Contribution Years"

                                Gross Chargeable               Net Chargeable
    Contract                    Amount allocated              Amount allocated
      Year                    to Contribution Year          to Contribution Year

       1                             $1,200                        $1,200
       2                              2,400                         2,400
       3                              2,400                         2,400
       4                                  0                             0
       5                                  0                             0
       6                                  0                             0
       7                                  0                             0
       8                                  0                             0
       9                              3,600                         2,540

                                     $9,600                        $8,540

        STEP 4 Net Chargeable Amounts allocated to Contribution Years are multiplied by the Applicable Percentage and STEP 5, added together:

                     Net
  Contract        Chargeable            Applicable                Sales
    Year            Amount              Percentages               Charge

     1               $1,200                 0%                   $  0.00
     2                2,400                 1%                     24.00
     3                2,400                 2%                     48.00
     4                    0                 3%                      0.00
     5                    0                 4%                      0.00
     6                    0                 5%                      0.00
     7                    0                 6%                      0.00
     8                    0                 7%                      0.00
     9                2,540                 7%                    177.80

                     $8,540                                      $249.80

Contract Withdrawal Value (Surrender Value)
= $10,600 - $249.80 = $10,350.20

To obtain a copy of the Statement of Additional Information for the Individual Flexible Payment Variable Annuity Contracts, detach and mail this form.

TO:        Investors Life Insurance Company of North America
           6500 River Place Blvd., Building One
           Austin, Texas 78730

I have been furnished with a Prospectus of Investors Life Insurance Company of North America Separate Account I (dated May 5, 2003), describing the Individual Flexible Payment Variable Annuity Contracts. Please send me a copy of the Statement of Additional Information pertaining to such Contracts.

(Please Print)

Name:
Mailing Address (Street or P.O. Box):
City:
State:
Zip:
Date:

                               ACKNOWLEDGMENT FORM
                              SECTION 403 (b) PLANS



NOTE: This form is required in connection with all applications for Contracts to be issued in connection with Section 403(b) plans where contributions are to be made pursuant to a salary reduction agreement.

        TO:     Investors Life Insurance Company of North America
                6500 River Place Blvd., Building One
                Austin, Texas 78730

With reference to my application for a variable annuity contract to be issued in connection with a Section 403(b) annuity plan maintained by my employer, I have been furnished with a prospectus of Investors Life Insurance Company of North America Separate Account I (dated May 5, 2003). The contributions to the contract will be made pursuant to a salary reduction agreement with my employer.

I acknowledge that I have read and understand the description on pages 43 and 47 of the prospectus, pertaining to the restrictions or redemptions imposed by
Section 403(b) (11) of the Internal Revenue Code. I further acknowledge that I understand any investment alternatives under my employer's Section 403(b) plan, to which I may elect to transfer contract values.




DATE                                    Signature of Applicant




                                        Address:

Investors Life Insurance
Company of North America
6500 River Place Blvd., Building One
Austin, Texas 78730




ILG Securities Corporation
6500 River Place Blvd., Building One
Austin, Texas 78730







                                                        PROSPECTUS

                                                        May 5, 2003





                                 Single Payment
                      Individual Variable Annuity Contracts
                                    Issued by
                        Investors Life Insurance Company
                                of North America

ILCO Investors Life Insurance Company
6500 River Place Blvd., Building One
Austin, Texas 78730






ILG Securities Corporation
6500 River Place Blvd., Building One
Austin, Texas 78730






                                                        PROSPECTUS

                                                        May 5, 2003





                                 Single Payment
                     Individual Variable Annuity Contracts
                                   Issued by
                     ILCO Investors Life Insurance Company

                                   PROSPECTUS

                               SEPARATE ACCOUNT I



                            INDIVIDUAL SINGLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
--------------------------------------------------------------------------------


The Individual Single Payment Deferred Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed to be used to provide retirement programs for individual purchasers. The Contracts may be issued in connection with retirement plans which qualify for tax benefits under the Internal Revenue Code ("tax qualified Contracts"), as well as retirement plans which do not qualify for tax benefits under the Code ("non-tax qualified Contracts").

This Prospectus sets forth information about Separate Account I and the Contracts that a prospective purchaser ought to know before investing. Additional information about the Separate Account, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. A copy of the Statement is available upon request and without charge by writing to Investors Life Insurance Company of North America (the "Insurance Company" or "Investors Life"), 6500 River Place Blvd., Building One, Austin, Texas 78730 (a reply form has been included with this Prospectus), or by calling
(512) 404-5346. The Statement of Additional Information has the same date as the date of this Prospectus, and is incorporated by reference into this Prospectus. A table of contents for the Statement of Additional Information appears on page 51 of this Prospectus.

THIS  PROSPECTUS  IS VALID ONLY WHEN  ACCOMPANIED  BY THE CURRENT  PROSPECTUS OF
PUTNAM  VARIABLE  TRUST.  BOTH  PROSPECTUSES   SHOULD  BE  RETAINED  FOR  FUTURE
REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 5,  2003

                                TABLE OF CONTENTS

ITEM                                                                       PAGE

Definitions                                                                   3
Introduction                                                                  5
Fee Table                                                                     7
Example                                                                      10
Financial Information                                                        11
Description of the Insurance Company, the Separate Account and the Fund      20
Voting Rights                                                                23
Deductions and Expenses                                                      24
General Description of Variable Annuity Contracts                            27
The Annuity Period                                                           31
Death Benefits                                                               34
Purchases and Contract Values                                                37
Redemptions                                                                  40
Federal Tax Status                                                           42
Legal Proceedings                                                            51
Table of Contents of the Statement of Additional Information                 52


                 The Contracts are not available in all states.

NO PERSON IS AUTHORIZED BY THE INSURANCE COMPANY TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY CONTRACTS OFFERED BY THIS PROSPECTUS TO ANYONE IN ANY STATE OR JURISDICTION IN WHICH SUCH SOLICITATION OR OFFER MAY NOT BE MADE LAWFULLY.

                                   DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

Accumulation Period: The period between the commencement of the first Contract Year and the annuity commencement date.

Accumulation Unit: A unit of measurement used to determine the value of a person's interest under the Contract before Annuity payments begin.

Adjusted Age: The age of the Annuitant which is used to determine the applicable annuity purchase rate. The age is adjusted by either adding or subtracting a specified number of years in order to reflect predicted longevity. The number of years to be added or subtracted depends upon the year of birth of the Annuitant.

Annuitant: The person designated under the contract as the measuring life for annuity payout options involving life contingencies; normally, the recipient of Annuity Payments.

Annuity: A contract providing for Annuity Payments varying in amount in accordance with the investment experience of the applicable subdivision of the Separate Account Division selected by the Contract Owner.

Annuity Payments: Periodic amounts payable by the Insurance Company on and at regular intervals after the annuity commencement date preselected under the Contract.

Annuity Unit: A unit of measurement used to determine the amount of the variable Annuity Payments.

Contract Withdrawal Value: The amount payable to the Owner or other payee upon termination of the Contract during the Accumulation Period, other than by reason of the Annuitant's or Owner's death.

Contract Year: A twelve month period between anniversaries of the Date of Issue of a Contract. The first Contract Year begins on the Date of Issue.

Contribution Year: A Contract Year in which at least one Purchase Payment is made.

Fund: A series of Putnam Variable Trust. Prior to January 1, 1997, the Putnam Variable Trust was known as Putnam Capital Manager Trust.

Owner: The person (or other entity) to whom a Contract is issued by the Insurance Company.

Purchase Payment: The dollar amount paid to the Insurance Company by or on behalf of a Contract Owner. The "Net Purchase Payment" is the Purchase Payment reduced by any applicable state premium taxes.

Separate Account: The segregated investment account entitled "Separate Account I" established by the Insurance Company and registered as a unit investment trust under the Investment Company Act of 1940, as amended. Prior to April 18, 1995, the Separate Account was known as the "CIGNA Separate Account". As a result of the substitution of shares of the Putnam Capital Manager Trust (now known as Putnam Variable Trust) as the underlying investment vehicle, the name of the Separate Account was changed to Separate Account I, effective April 18, 1995.

Separate Account Division: A Division of the Separate Account, the assets of which consist of shares of a specified class of shares of the Fund. Each of the Separate Account Divisions contains two subdivisions, one for funding Contracts issued under tax qualified retirement plans and the other for non-tax qualified Contracts. Each of the subdivisions has its own identified assets and value. References to a Division in this Prospectus include, where the context requires, the appropriate subdivision for a Contract.

Valuation Date. A day on which the net asset value of each share of the Fund is determined.

Valuation Period: Each business day on which the New York Stock Exchange is open for general business, together with any consecutive non-business days immediately preceding such business day and irrespective of whether such exchange is open for general business on each business day, together with any consecutive non-business day, immediately preceding such business day when the Fund values its portfolio securities based upon its determination that there is a sufficient degree of trading in such securities that the net asset value of its shares might be materially affected.

NOTE: All masculine references in this Prospectus are intended to include the feminine gender. The singular context also includes the plural and vice versa where appropriate.

                                  INTRODUCTION

The Contracts described in this Prospectus are designed to provide Annuity Payments based on the life expectancy of the Annuitant. Such benefits will begin on a future date which has been preselected under a Contract. Alternative annuity payout options are available, but may be limited by a retirement plan under which a Contract is issued. See "The Annuity Period - Annuity Payout Options", page 32, and "Limitation on Contract Rights", page 28.

The Contracts offer Accumulation Units in up to five Separate Account Divisions. The value of an Accumulation Unit is based on the investment results of the underlying shares of the Fund allocated to applicable subdivisions of the Separate Account Division(s) selected. Similarly, the amount of Annuity Payments will vary based on such underlying investment results. See "The Annuity Period - Annuity Payments", page 31.

The following is a synopsis of certain features of the Contracts, together with a cross-reference to the page in this Prospectus where the purchaser may find a more complete description:

     o    The Contracts  provide for allocation of the net Purchase  Payments to
          several  underlying   investment   mediums,   each  with  a  different
          investment objective. See "Description of the Fund", page 20.

     o The Contracts provide that, in the event of death of the Annuitant or Owner before Annuity Payments begin, the Insurance Company will pay death proceeds to a named beneficiary. See "Death Benefits", page 34.

     o The Contracts provide that the owner may surrender (redeem) a contract in whole or in part for cash before the annuity commencement date (unless restricted by the retirement plan or applicable Federal tax law) subject to a sales charge. See "Redemptions", page 40 and "Contract Charges", page 24.

     o A penalty tax may be assessed under the Internal Revenue Code in the event of certain early withdrawals. See "Federal Tax Status", page 42.

     o The Contracts provide that the annuity rates and contract charges generally may not be changed adversely to a Contract Owner for the duration of his Contract. See "Contract Charges", page 24.

     o The Contracts provide for transfer of Contract values among Separate Account Divisions, unless restricted by a retirement plan. See "Description of Contract Rights", page 27.

     o    The Contracts include a limited right of cancellation. See "Redemption
          - Right to Cancel", page 41.

The objective of the Contracts, which may or may not be realized, is to provide relatively level Annuity Payments during periods when the economy is relatively stable and to provide increased Annuity Payments during inflationary and growth periods. The Insurance Company seeks to assist the Contract Owner in accomplishing this objective by making several classes of shares of the Fund available from which the Owner may select underlying investment mediums. Each such class is based upon a portfolio of Fund investments with a different investment objective.

No assurance can be given that the value of a Contract before Annuity Payments begin, or the aggregate amount of Annuity Payments made under a Contract, will equal or exceed the Purchase Payment for a Contract. Thus, the investment risk under a Contract is borne by the Contract Owner.

                                    FEE TABLE

The following tables list the fees and expenses, that you will pay when you buy, own, surrender or annuitize the Contract.

(1) This table describes the fees and expenses that you will pay at the time that you purchase the Contract or surrender or annuitize the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon surrender of the Contract or when we start to make annuity payments.

     Contract Owner Transaction Expenses

     (i)   Sales Charges Imposed on Purchase
           (as a percentage of Premium Payments) - - - - - - - - - - - - -  None

     (ii)  Contingent Deferred Sales Charge
           (as a percentage of amounts withdrawn) (*)

           Contract Year                                      Percentage Charge

                One  - - - - - - - - - - - - - - - - - - - - - - - - - - -    6%
                Two  - - - - - - - - - - - - - - - - - - - - - - - - - - -    5%
                Three - - - - - - - - - - - - - - - - - - - - - - - - - - -   4%
                Four  - - - - - - - - - - - - - - - - - - - - - - - - - - -   3%
                Five  - - - - - - - - - - - - - - - - - - - - - - - - - - -   2%
                Six  - - - - - - - - - - - - - - - - - - - - - - - - - - -    1%
                Seven and thereafter  - - - - - - - - - - - - - - - - - - -   0%

          * The charge is determined upon amounts withdrawn during any one of the first six Contract years (measured from the date of issue) which exceed 10% of the Purchase Payment. For additional information, please refer to the section entitled "Contract Charges- Deferred Sales Charge."

(2) This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying funds:

        a.  Annual Contract Fee (**) - - - - - - - - - - - - - - - - - - $ 25.00
        b.  Exchange Fee (***) - - - - - - - - - - - - - - - - - - - - - $  5.00
        c. Separate Account Annual Expenses (as a percentage of average account value):
                Mortality Risk Fee - - - - - - - - - - - - - - - - - - - -  0.8%
                Expense Risk Fee - - - - - - - - - - - - - - - - - - - - -  0.4%

                Total - - - - - - - - - - - - - - - - - - - - - - - - - - - 1.2%

          ** The Annual Contract fee is deducted from the value of a Contract on each anniversary of the issue date, during the Accumulation Period. If a Contract Owner participates in more than one Fund under a Contract, only one such fee is deducted annually.

          *** The Insurance Company reserves the right to impose this fee for the second and subsequent transfer of Accumulation Units or Annuity Units among Divisions during a Contract year. However, the fee is not currently imposed by the Insurance Company.

(3) This table shows the minimum and maximum total Fund operating expenses charged by the applicable Funds of Putnam Variable Trust with respect to the Class IA shares of such Funds that you may pay on a daily basis during the time that you own the contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund:

     Total Annual Putnam Variable Trust Operating         Minimum        Maximum
     Expenses (these are expenses that are deducted
     from Fund assets, including management fees
     and other expenses)                                   0.48%          0.68%

          Total Annual Expenses of the Funds of Putnam Variable Trust
           (as a percentage of Fund average net assets during the year ended December 31, 2002)

                                                                        Total
                                                                        Annual
                                                                         Fund
                                         Management      Other         Operating
                                            Fees        Expenses       Expenses

Putnam VT Growth and Income Fund           0.48%          0.04%          0.52%
Putnam VT Income Fund                      0.59%          0.09%          0.68%
Putnam VT Money Market Fund                0.40%          0.08%          0.48%
Putnam VT Voyage Fund                      0.54           0.06%          0.60%

                                      EXAMPLE


THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION OF ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL EXPENSE CHARGES, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES AND THE HIGHEST ANNUAL FUND EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(4) If you surrender your contract at the end of the applicable time period:

            1 year                          $  950.22
            3 years                         $1,252.54
            5 years                         $1,556.92
           10 years                         $2,584.26

(5)        If you annuitize at the end of  the applicable time period:

            1 year                          $  950.22
            3 years                         $1,252.54
            5 years                         $1,556.92
           10 years                         $2,584.26

(6)        If you do not surrender your contract:

            1 year                          $  231.42
            3 years                         $  711.06
            5 years                         $1,214.19
           10 years                         $2,584.26

                              FINANCIAL INFORMATION

1. Accumulation Unit Values (for an Accumulation Unit outstanding throughout the period):

The following information should be read in conjunction with the financial statements of the Separate Account, which are available with the Statement of Additional Information. This historical data for Accumulation Unit Values is not indicative of future performance.

                              MONEY MARKET DIVISION
                                  TAX QUALIFIED

  YEAR         ACCUMULATION            ACCUMULATION              NUMBER OF
               UNIT VALUE AT           UNIT VALUE AT           ACCUMULATION
               BEGINNING OF            END OF PERIOD          UNITS OUTSTAND-
                                                              ING AT THE END
                                                                 OF PERIOD

  2002          $ 2.4925                $  2.4985                 319,933

  2001          $ 2.4260                $  2.4924                 444,922

  2000          $  2.3154               $  2.4255                 434,506

  1999          $  2.2345               $  2.3146                 506,682

  1998          $  2.1487               $  2.2336                 593,464

  1997          $  2.0665               $  2.1483                 684,786

  1996          $  1.9898               $  2.0660                 847,412

  1995          $  1.9080               $  1.9894               1,096,192

  1994          $  1.8661               $  1.9074               1,488,534

  1993          $  1.8446               $  1.8659               1,778,411

  1992          $  1.8062               $  1.8444               2,620,375

                              MONEY MARKET DIVISION
                                NON-TAX QUALIFIED

  YEAR         ACCUMULATION            ACCUMULATION              NUMBER OF
               UNIT VALUE AT           UNIT VALUE AT           ACCUMULATION
                BEGINNING OF           END OF PERIOD               UNITS
                  PERIOD                                       OUTSTANDING AT
                                                               END OF PERIOD

  2002          $  2.4742               $  2.4804                 554,718

  2001          $  2.4086               $  2.4741                 633,142

  2000          $  2.2988               $  2.4081                 561,837

  1999          $  2.2186               $  2.2980                 899,105

  1998          $  2.1336               $  2.2177                 968,809

  1997          $  2.0518               $  2.1332               1,065,062

  1996          $  1.9756               $  2.0514               1,288,780

  1995          $  1.8944               $  1.9753               1,334,785

  1994          $  1.8548               $  1.8935               1,660,811

  1993          $  1.8335               $  1.8546               2,525,627

  1992          $  1.7954               $  1.8332               3,196,702

                         GROWTH AND INCOME II DIVISION *
                                  TAX QUALIFIED

  YEAR          ACCUMULATION           ACCUMULATION             NUMBER OF
                UNIT VALUE AT          UNIT VALUE AT          ACCUMULATION
                BEGINNING OF           END OF PERIOD             UNITS
                  PERIOD                                      OUTSTANDING AT
                                                              END OF PERIOD

  2002          $  8.6645               $  6.9255               1,470,768

  2001          $  9.1888               $  8.6321               1,645,816

  2000          $  8.5464               $  9.3052               1,718,694

  1999          $  8.6861               $  8.7098               2,193,483

  1998          $  7.6501               $  8.6752               2,497,011

  1997          $  6.1814               $  7.6183               2,818,975

  1996          $  5.1880               $  6.2071               3,277,019

  1995          $  3.8659               $  5.1527               3,699,687

  1994          $  3.8800               $  3.8384               3,672,031

  1993          $  4.1195               $  3.8802               5,709,891

  1992          $  3.7959               $  4.1409               6,907,180


* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.

                         GROWTH AND INCOME II DIVISION *
                                NON-TAX QUALIFIED

  YEAR         ACCUMULATION            ACCUMULATION             NUMBER OF
               UNIT VALUE AT           UNIT VALUE AT          ACCUMULATION
               BEGINNING OF            END OF PERIOD              UNITS
                  PERIOD                                      OUTSTANDING AT
                                                              END OF PERIOD

  2002          $  7.4427               $  5.9561                 899,547

  2001          $  7.8866               $  7.4149               1,054,930

  2000          $  7.3360               $  7.9865               1,056,402

  1999          $  7.4525               $  7.4762               1,390,750

  1998          $  6.5538               $  7.4431               1,557,788

  1997          $  5.2962               $  6.5265               1,753,068

  1996          $  4.4442               $  5.3182               2,002,962

  1995          $  3.3094               $  4.4140              12,104,990

  1994          $  3.3224               $  3.2870               1,733,131

  1993          $  3.5222               $  3.3225               2,180,991

  1992          $  3.2453               $  3.5405               2,447,435


* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.

                                 INCOME DIVISION
                                  TAX QUALIFIED

  YEAR         ACCUMULATION           ACCUMULATION              NUMBER OF
               UNIT VALUE AT          UNIT VALUE AT           ACCUMULATION
               BEGINNING OF           END OF PERIOD               UNITS
                  PERIOD                                      OUTSTANDING AT
                                                              END OF PERIOD

  2002          $  3.9794               $  4.2707                 451,461

  2001          $  3.7929               $  3.9986                 418,101

  2000          $  3.5063               $  3.7635                 373,155

  1999          $  3.6743               $  3.5263                 552,236

  1998          $  3.4216               $  3.6429                 772,236

  1997          $  3.1564               $  3.4066                 920,186

  1996          $  3.1355               $  3.1734               1,313,122

  1995          $  2.6495               $  3.1359               1,580,611

  1994          $  2.7613               $  2.6484               2,006,254

  1993          $  2.4922               $  2.7602               2,372,918

  1992          $  2.3148               $  2.4665               3,146,768

                                 INCOME DIVISION
                                NON-TAX QUALIFIED

  YEAR         ACCUMULATION          ACCUMULATION               NUMBER OF
               UNIT VALUE AT         UNIT VALUE AT            ACCUMULATION
               BEGINNING OF          END OF PERIOD               UNITS
                  PERIOD                                     OUTSTANDING AT
                                                             END OF PERIOD

  2002          $  3.9339               $ 4.2222                1,110,325

  2001          $  3.7498               $ 3.9529                1,220,712

  2000          $  3.4663               $ 3.7208                1,134,293

  1999          $  3.6318               $ 3.4861                1,582,528

  1998          $  3.3804               $ 3.6001                1,781,007

  1997          $  3.1183               $ 3.3656                1,981,587

  1996          $  3.0972               $ 3.1351                2,394,183

  1995          $  2.6168               $ 3.0976                2,678,698

  1994          $  2.7274               $ 2.6157                3,034,007

  1993          $  2.4620               $ 2.7263                3,998,875

  1992          $  2.2868               $ 2.4366                4,270,125

                               VOYAGER DIVISION *
                                  TAX QUALIFIED

  YEAR        ACCUMULATION             ACCUMULATION              NUMBER OF
              UNIT VALUE AT            UNIT VALUE AT           ACCUMULATION
               BEGINNING OF            END OF PERIOD              UNITS
                  PERIOD                                      OUTSTANDING AT
                                                              END OF PERIOD

  2002          $  3.8341               $  2.7740                 653,240

  2001          $  4.7510               $  3.8105                 643,967

  2000          $  5.9893               $  4.9556                 623,974

  1999          $  3.8073               $  5.9953                 698,305

  1998          $  3.1133               $  3.8346                 714,343

  1997          $  2.4606               $  3.1215                 738,882

  1996          $  2.2334               $  2.4937                 751,632

  1995          $  1.6061               $  2.2337                 781,624

  1994          $  1.6303               $  1.6261                 798,724

  1993          $  1.4965               $  1.6546                 825,839

  1992          $  1.3365               $  1.5166                 972,470


* = Prior to April 18, 1995, the Voyager Division was named the Aggressive Equity Division.

                               VOYAGER DIVISION *
                                NON-TAX QUALIFIED

  YEAR          ACCUMULATION          ACCUMULATION               NUMBER OF
                UNIT VALUE AT         UNIT VALUE AT             ACCUMULATION
                BEGINNING OF          END OF PERIOD                UNITS
                  PERIOD                                       OUTSTANDING AT
                                                               END OF PERIOD

  2002          $  3.8294               $  2.7766                 675,438

  2001          $  4.7453               $  3.8058                 687,373

  2000          $  5.9821               $  4.9498                 687,666

  1999          $  3.8026               $  5.9881                 677,689

  1998          $  3.1078               $  3.8299                 679,382

  1997          $  2.4563               $  3.1160                 653,214

  1996          $  2.2298               $  2.4894                 633,799

  1995          $  1.6031               $  2.2301                 645,524

  1994          $  1.6302               $  1.6231                 649,408

  1993          $  1.4965               $  1.6545                 767,780

  1992          $  1.3363               $  1.5164                 761,087


* = Prior to April 18, 1995, the Voyager Division was named the Aggressive Equity Division.

2.   Money Market Division - Yield Information:

     The Separate Account provides "current yield" and "effective yield" quotations with respect to the Money Market Division. Both yield figures are based on historical earnings and are not intended to indicate future performance. A description of the method used to compute such yield quotations is included in the Statement of Additional Information.

     The "current yield" of the Money Market Division refers to the income generated by an investment in such Division over a particular seven-day period; the particular seven-day period will be stated in the quotation. This income is then "annualized" - that is, the amount of income generated by the investment during the seven-day period is assumed to be earned each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner; however, when annualized, the income earned by an investment in the Money Market Division is assumed to be reinvested. Due to the compounding effect of this assumed reinvestment, the "effective yield" will be slightly higher than the "current yield".

3.   Financial Statements:

     The financial statements of the Separate Account and Investors Life Insurance Company of North America are included in the Statement of Additional Information.

                      DESCRIPTION OF THE INSURANCE COMPANY,
                        THE SEPARATE ACCOUNT AND THE FUND

THE INSURANCE COMPANY

Investors Life Insurance Company of North America ("Investors Life") is a stock life insurance company, organized in 1963 under the laws of the Commonwealth of Pennsylvania. In December, 1992, the Insurance Company changed its state of domicile to the State of Washington and merged with its immediate parent company (Investors Life Insurance Company of California). As a result of the merger, Investors Life Insurance Company of North America assumed all of the assets and obligations of Investors Life Insurance Company of California, and Investors Life Insurance Company of North America was the surviving company. In June, 1993, Investors Life merged with its immediate parent company, Standard Life Insurance Company. Investors Life was the surviving entity. As a result, Investors Life became a direct subsidiary of InterContinental Life Corporation ("ILCO"). ILCO is a wholly-owned subsidiary of Financial Industries Corporation, an insurance and financial service holding company ("FIC"). The administrative offices of Investors Life, ILCO and FIC are located at 6500 River Place Blvd., Building One, Austin, Texas 78730. The statutory home office of Investors Life is 2101 4th Ave., Seattle, Washington 98121-2371. Prior to December 28, 1988, the Insurance Company was an indirect wholly-owned subsidiary of CIGNA Corporation.

THE SEPARATE ACCOUNT

The Insurance Company established the Separate Account pursuant to the provisions of the Pennsylvania Insurance Code and has registered it as a unit investment trust under the Investment Company Act of 1940. The Separate Account commenced operations on September 15, 1982.

The Separate Account currently contains four Divisions, one for each class of shares of the Fund. Prior to the substitution of certain series of shares of Putnam Variable Trust for shares of CIGNA Annuity Funds group as the underlying funding vehicle for the Separate Account, the Separate Account contained five divisions. In connection with the substitution, the Equity Division was merged with the Growth and Income Division; thereafter, the name of the Equity Division was changed to the Growth and Income II Division. See also, the discussion of the substitution under the caption "Putnam Variable Trust" (page 21). Each Division reflects the investment performance of the specific class of Fund shares allocated to it, and is divided into subdivisions for tax qualified and non-tax qualified contracts, respectively. The Voyager Division (formerly the Aggressive Equity Division) was initially made available under the Separate Account on March 31, 1987.

Each Separate Account Division is administered and accounted for as part of the general business of the Insurance Company; however, the income, capital gains or capital losses of each Division's subdivision are credited to or charged against the assets allocated to that subdivision without regard to other income, capital gains or capital losses of any other subdivision or arising out of any other business the Insurance Company may conduct.

The contractual obligations under the Contracts funded by the Separate Account are assumed by the insurance Company; however, the investment risk under a Contract is borne by the Contract Owner.

PUTNAM VARIABLE TRUST

Putnam Variable Trust, formerly known as the Putnam Capital Manager Trust, was established to fund variable annuity contracts offered by various insurance companies. Putnam Variable Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Putnam Variable Trust offers a number of separate portfolios of investments having a variety of investment objectives. Currently, only the following portfolios of the Class IA shares of Putnam Variable Trust are available under variable annuity contracts offered by this Prospectus:


     Putnam VT Income Fund seeks high current income consistent with what Putnam Management, L.L.C. ("Putnam Management") believes to be prudent risk by investing mainly in bonds that (a) are obligations of companies and governments worldwide denominated in U.S. dollars, (b) are either investment-grade or below investment-grade (junk bonds) and (c) have intermediate to long-term maturities (three years or longer).



     Putnam VT Growth and Income Fund (which serves as the underlying funding vehicle for the Growth and Income II Division, formerly known as the Equity Division) - seeks capital growth and current income by investing mainly in common stocks of the United States companies "with a focus on value stocks that offer the potential for capital growth, current income or both".


     Putnam VT Money Market Fund (which serves as the underlying funding vehicle for the Money Market Division) - seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.


     Putnam VT Voyager Fund (which serves as the underlying funding vehicle for the Voyager Division, formerly known as the Aggressive Equity Division) - seeks capital appreciation by investing mainly in common stocks of United States companies "with a focus on growth stocks."


The Class IA shares of each Fund of Putnam Variable Trust are purchased by the Insurance Company at net asset value (without sales load) for the corresponding Separate Account Division to support the cash values of the Contracts.

The shares of each Fund of Putnam Variable Trust are available on to serve as the underlying investment for variable annuity and variable life insurance contracts. It is possible that, in the future, it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest in the Funds simultaneously. The Insurance Company is not currently aware of any such disadvantages. It should be noted that the prospectus of Putnam Variable Trust states that the Trustees of the Fund intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts.

In addition, shares of the Funds are sold to separate accounts of other, unaffiliated, insurance companies, a practice which is known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of variable annuity contracts issued by the Insurance Company and owners of contracts issued by such other, unaffiliated, insurers. In the event of any such material conflicts, we will consider what action may be appropriate under the circumstances. For a description of the risk which may be involved with mixed funding, please refer to the discussion in the prospectus of Putnam Variable Trust.

Putnam Investment Management, Inc. ("Putnam Management") is the investment adviser to Putnam Variable Trust. Putnam Management is owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Prior to April 10, 1998, Putnam Management agreed to reimburse the Insurance Company for certain costs that it incurred in connection with the servicing of Contracts. The amount of this reimbursement was equal to 25% of the effective management fee received by Putnam Management with respect to assets allocated by the Insurance Company to the applicable portfolio of Putnam Variable Trust, plus an annual rate of one basis point times the average daily net assets allocated during the computation period by the Insurance Company to Putnam Variable Trust. As of April 10, 1998, the reimbursement arrangement was terminated by mutual agreement between Putnam Management and the Insurance Company.

The prospectus of Putnam Variable Trust, which accompanies this Prospectus, contains a more complete description of the investment objectives, including attendant risks, of each portfolio of Putnam Variable Trust. In considering the purchase of the Contracts offered in this Prospectus, you should read the prospectus of Putnam Variable Trust carefully.

                                  VOTING RIGHTS

The Insurance Company is the owner of record of the shares of each series of shares of Putnam Variable Trust. It will vote such shares held in each Separate Account division at regular and special meetings of shareholders of Putnam Variable Trust in accordance with instructions received from persons having an interest in such series of Putnam Variable Trust shares.

During the Accumulation Period, owners of Contracts shall have a voting interest with respect to their accounts. During the Annuity period, the person entitled to variable Annuity Payments will be the person having such voting interest.

Each person having a voting interest in shares of Putnam Variable Trust attributable to a Contract will initially be allowed to vote the number of accumulation units credited to a Contract under the Separate Account Division composed of such Putnam Variable Trust shares. Persons receiving Annuity
Payments will be allowed an equivalent vote which shall be determined by dividing the value of the reserve maintained in such Separate Account Division to meet the annuity obligations, by the value of an accumulation unit. Since voting power is determined by the Separate Account Division Contract value, such power will normally diminish during the annuity payout phase.

After votes are tabulated, the Insurance Company will then determine the number of Separate Account Fund shares to be voted affirmatively in accordance with the proportion of affirmative votes received to the total number of votes received from persons having a voting interest in such Fund shares. Negative votes will be similarly determined.

Assets may also be maintained in Separate Account Divisions with respect to contracts other than those offered by this Prospectus, and votes attributable to such other contracts will be computed in the same manner.

                             DEDUCTIONS AND EXPENSES

A.       CONTRACT CHARGES:

The following deductions are made under the Contracts:

     * Administrative Expense: The Insurance Company deducts expense charges from the Contract value on each anniversary of the issue date.

          During the Accumulation Period, this charge is $25.00 (the "Annual Contract Fee"), plus $5.00 (the "Exchange Fee") for the second and each subsequent transfer of Accumulation Value among Divisions during the Contract Year. Accumulation units will be reduced proportionately on each anniversary date to reflect this charge. No administrative expense charges are deducted in the event of a full surrender or death benefit settlement prior to the anniversary date.

          During the Annuity Period, this charge is $5.00 (the "Exchange Fee") for the second and subsequent transfer of Annuity Unit values among Divisions during the Contract Year.

          The Insurance Company reserves the right to terminate the privilege of the Contract Owner to make more than one transfer of Accumulation Units, or Annuity Units, during a Contract Year. However, there is no present intent to impose such a limitation, and written notice will be given to Contract Owners prior to any such change.

          The Insurance Company's administrative expenses include salaries, rent, postage, telephone, travel, legal, administrative, actuarial and accounting fees, periodic reports, office equipment, stationary and custodial expenses. The administrative expense charge is not anticipated to exceed the expenses to be incurred by the Insurance Company for administration of the Contracts.

     * Premium Taxes: Premium taxes ranging from .5% to 3% are currently imposed by certain states and municipalities on payments made under annuity contracts. Under deferred Contracts, any premium tax will be deducted either from the Purchase Payment or from the Accumulation Value upon annuitization, as determined in accordance with applicable law.

     * Deferred Sales Charge: The Contracts include a deferred sales charge, which is assessed against amounts withdrawn (total or partial surrender) during early Contract Years, measured from the date of Contract issuance.

          The charges determined as follows will be assessed upon amounts withdrawn during any one of the first six Contract Years (measured from the date of issue) which exceed 10% of the Purchase Payment:

              Contract Year                       Percentage Charge

                   1                                     6%
                   2                                     5%
                   3                                     4%
                   4                                     3%
                   5                                     2%
                   6                                     1%
                   7 and thereafter                      0%

          In no event will this charge exceed 8 1/2% of the amount of the Purchase Payment accepted by the Insurance Company for a Contract.

          An amount up to 10% of the Purchase Payment may be withdrawn in any one Contract Year without charge. Federal penalty taxes may be imposed on early withdrawals.

          The Deferred Sales Charge is made as a means for the Insurance Company to recover expenses incurred in connection with distribution of the Contracts when a withdrawal is made during early Contract Years. Because the Contracts are normally purchased for the long term, the Insurance Company expects to recover such expenses over time. Amounts anticipated to be collected by this means may, however, be insufficient to reimburse the Insurance Company for its anticipated distribution expenses. Amounts from the Company's general account assets (including the profits, if any, from the Mortality and Expense Risk Deduction) may be used to cover such expenses.

     * Mortality and Expense Risk Deduction: The Insurance Company makes a daily charge of 0.0000327 of the value of the assets in each subdivision of the Separate Account (1.2% on an annual basis, consisting of approximately 0.8% for mortality risks (the "Mortality risk Fee") and approximately 0.4% for expense risks (the "Expense Risk Fee").

          The Insurance Company's assumption of mortality risk arises from its contractual obligation to make Annuity Payments to each Annuitant regardless of how long he lives and how long all annuitants as a group live. Also, the Insurance Company assumes mortality risk because of annuity rates in the Contracts, which cannot be increased; and, if the Annuitant should die during the Accumulation Period, the Insurance Company is at risk that the Accumulation Value may not equal the Death Proceeds.

          The Insurance Company also assumes the risk that the amounts deducted for sales and administrative expenses may be insufficient to cover the actual cost of such items.

The above-described deductions may be modified by the Insurance Company to the extent required by applicable federal or state law. However, except as described above, the deductions may not be modified by the Insurance Company.

B.       EXPENSES AND RELATED INFORMATION:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers who have sales agreements with the Insurance Company and the principal underwriter, ILG Securities Corporation.

The sales agreements between the principal underwriter and broker/dealers provide for commissions in an amount equal to 4% of the Purchase Payment under the Contract.

Registered representatives of ILG Securities Corporation may also sell the Contracts.

In connection with the distribution of the Contracts, the Insurance Company pays servicing fees to certain broker/dealers who agree to provide ongoing Contract Owner administrative services. No charges are separately assessed under the Contracts, nor are deductions made from the Separate Account for these costs.

The expenses of the Separate Account consist of the mortality and expense risk deduction described under "Contract Charges", above. As a percentage of average net assets, this expense is 1.2% on an annual basis.

The prospectus of Putnam Variable Trust describes the expenses and fees which are paid out of the assets of portfolios used to fund the Separate Account. For a discussion of such expenses and fees, please refer to the prospectus of Putnam Variable Trust.

                GENERAL DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

Description of Contract Rights:

The Contracts provide certain rights during the Accumulation Period, the Annuity Period and upon death of the Owner or Annuitant:

     a. Accumulation Period: During the Accumulation Period, the Owner of a Contract has the right to:

          *    change the beneficiary for death proceeds;

          *    surrender  the  Contract  in whole or in part for its  Withdrawal
               Value;

          *    change the annuity payout option;

          *    change the death benefit payout option;

          *    transfer Contract values between Separate Account Divisions;

          *    instruct the Insurance Company as to voting of Fund shares;

          * cancel the Contract by returning it to the Insurance Company within 10 days after receipt;

          * change the designated Separate Account Division for allocation of future contributions;

          * change the date Annuity Payments commence (not later then Annuitant's age 75; an earlier age may be required in connection with certain Contracts issued to tax qualified plans);

          *    change the payee to receive Annuity Payments;

          * assign ownership rights under the Contract, upon advance written notice to the Company.

     b. Annuity Period: During the Annuity Period, the Owner of a Contract has the right to:

          *    transfer Contract values between Separate Account Divisions;

          * change the payee to receive Annuity Payments, during the lifetime of the Annuitant;

          * change the beneficiary under any Annuity Payout Option which provides for a death benefit upon death of the Annuitant; change may be made only during lifetime of the Annuitant;

          *    instruct the Insurance Company as to voting of Fund shares.

     c. Death Benefits - Accumulation Period:

               In the event death benefit proceeds become payable during the Accumulation Period, the Beneficiary designated by the Owner is entitled to payment of such proceeds. If no designated Beneficiary survives the Annuitant and no other designation is provided, the Owner shall be the Beneficiary, if he survives the Annuitant; otherwise, the Owner's estate shall be the Beneficiary.

               If no Annuity Payout Option has been selected by the Owner for death benefit proceeds, and if the Insurance Company has not previously made a lump sum payment, the beneficiary may choose an Annuity Payout Option for receipt of such proceeds.

     d.   Death Benefits - Annuity Period:

               If the Annuitant dies while receiving Annuity Payments, the remaining payments, if any, will be payable to the Beneficiary designated by the Owner. However, if Annuity Payments are being paid to a Beneficiary as a death benefit, and such Beneficiary dies, the Beneficiary's estate shall be entitled to receive payment of any remaining proceeds.

               In the case of Contracts which are subject to the requirements of section 72(s) of the Internal Revenue Code (See "Death Benefits - Required Distribution Provisions"), the Contracts provide that if the Owner dies while the Annuitant is receiving Annuity Payments, the Annuitant is entitled to receive the remaining payments.

Limitation on Contract Rights:

The Contracts may be issued pursuant to a tax qualified or non-tax qualified plan or trust. Such plan or trust may limit the exercise by participants in the plan or trust of certain rights granted by the Contract to Owner, Annuitant or Beneficiary. For example, although the Contract permits redemption of all or part of their value prior to the time Annuity Payments begin, the plan or trust may not permit the Owner to exercise such right. Certain plans or trusts may require that the Owner acquire a 100% vested or nonforfeitable interest in the benefits provided by the plan or trust before he may exercise any of the rights provided by the Contract. The provisions of the plan or trust instrument should be referred to in connection with the Contracts.

In addition, assignment of interests under the Contract is prohibited when the Contracts are used to fund retirement plans qualified under sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code, unless the Owner is other than the Annuitant or the Annuitant's employer.

Transfers Between Separate Account Divisions:

Once each Contract Year, the Owner may elect to transfer all or a portion of Contract value to one or more of the other Separate Account Divisions, without charge. The Owner may also elect to make additional transfers of Contract value(s) between Separate Account Divisions each Contract Year; a charge of $5.00 is made by the Insurance Company for each such additional transfer. The Insurance Company reserves the right to limit transfers to one per Contract Year. In such event, written notice will be provided to all Contract Owners.

All elections to transfer must be in writing, signed by the Owner and received by the Insurance Company.

No transfer of Separate Account Divisions is permitted: (i) within 30 days of Annuity Commencement Date; (ii) if it would result in applying the value of a Contract to more than five Separate Account Divisions, (iii) if prohibited by state law; or (iv) if prohibited by the applicable retirement plan.

The number of Accumulation Units credited in the newly elected Separate Account Division(s) will be equal to the dollar value of the amount transferred divided by the current value of one Accumulation Unit in such newly elected Division(s).

The number of Annuity Units credited in a newly elected Division will be determined by multiplying the number of Annuity Units in each Division to be transferred by the current value of one such Annuity Unit in the newly elected Division.

Contract Owners (and Payees) who contemplate making a transfer should first carefully consider their annuity objectives and investment objectives of the current and proposed underlying classes of Fund shares. Frequent transfers may be inconsistent with the long-term objectives of the Contracts.

Substituted Securities:

If any class of Fund shares should become unavailable for purchase by the Insurance Company, or if in the judgment of the Insurance Company further investment in such class is no longer appropriate in view of the purposes of the Separate Account, there may be substituted therefor other shares or classes of shares of a mutual fund which will be described in the Prospectus by amendment or revision and net Purchase Payments received after a date specified by the Insurance Company may be applied to the purchase of other shares or classes of shares of such fund. In either event, prior approval by the affected Separate Account Division shall be obtained. No substitution for shares or classes of shares of a fund not described in this Prospectus will be made without the prior approval of the Securities and Exchange Commission.

Change in Operations:

The Insurance Company may also sell other forms of variable annuity contracts from time to time, such as group contracts and flexible payment individual contracts, which provide benefits that vary in accordance with the investment experience of the particular Separate Account Division in which they participate. In addition, the Insurance Company may create new Divisions of the Separate Account to provide additional funding options to Contract Owners. No assurance can be given that any new Divisions, if created, will be made available to Contract Owners. The Contracts limit to five (5) the maximum number of Divisions which may be selected.

The Insurance Company reserves this right to amend the Contracts to meet the requirements of the Investment Company Act of 1940, or other applicable federal or state laws or regulations.

Contract Owner Inquiries:

The Owner of a Contract should direct all inquiries to: Investors Life Insurance Company of North America, Customer Service Department, 6500 River Place Blvd., Building One, Austin, Texas 78730.

Reports:

The Owner, or Annuitant as applicable, will receive notice of all Fund shareholder meetings. A Fund report and a statement of account as to the value of the accumulation units held under the Contract will be furnished annually to the Owner. A Separate Account report will be furnished semi- annually.

                            THE ANNUITY PERIOD

Annuity Commencement Date:

Annuity payments will begin on the first day of the calendar month selected by the Owner. The selected date may be as early as the 50th birthday of the Annuitant, but may not be later than the 75th birthday of the Annuitant, except where otherwise agreed to by the Insurance Company. The selection of an annuity commencement date may also be affected by the terms of a retirement plan or trust under which a Contract is issued. Contracts issued in connection with Individual Retirement Annuity plans (qualified under section 408 of the Code) provide that payments must commence not later than the end of the taxable year in which the Annuitant attains age 70-1/2. For Contracts issued in connection with tax sheltered (section 403(b)) annuity plans, the Internal Revenue Code requires that distributions must commence no later than the year the Annuitant attains age 70-1/2 (or the year the Annuitant retires with respect to years beginning prior to January 1, 1989); these provisions apply to benefits accruing under a section 403(b) annuity contract after December 31, 1986. Unless otherwise instructed by the Owner, the annuity commencement date is the Contract anniversary nearest the Annuitant's age 65.

Annuity Payments:

The level of annuity payments is based on (i) the table specified in the Contract which reflects the adjusted age of the Annuitant, (ii) the type of annuity payout option selected and (iii) the investment performance of the underlying Fund shares selected. The amount of annuity payments will not be affected by adverse mortality experience or any increase in the expenses of the Insurance Company in excess of the charges made under the Contract. If the Insurance Company is required to withhold certain amounts from annuity payments, in compliance with Federal or State tax law relating to collection of income taxes at the source of payment, the amount so required will be deducted from each payment.

     * Special Note for California Contracts: Certain Contracts which are issued subject to California law contain annuity tables which reflect the adjusted age and sex of the Annuitant. The Insurance Company issues this type of contract where issuance is not known by the Company to be part of an employer-sponsored plan.

Annuity Payout Options:

The Owner may elect to have Annuity Payments made under any one of the Annuity Payout Options described below. In addition, the Annuity Payout Options may be selected for payout of the Death Proceeds during the Accumulation Period, upon the death of the Annuitant or Owner, as applicable. A change of option is permitted if made at least 30 days before the date Annuity Payments are to commence. In the absence of an election, Annuity payments will be made in accordance with Option 2 below with 120 monthly payments certain (10-year period). Annuity payments will be paid monthly except that (i) proceeds of less than $3,000 will be paid in a single sum or (ii) a schedule of payments payable monthly may be changed to avoid payments of less than $20.

Option 1 - Life Annuity: An annuity payable monthly during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant. There is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. IT WOULD BE POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT DIES BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO IF DEATH OCCURS BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT DATE, AND SO ON.

Option 2 - Life  Annuity  with  Annuity  Payments  Guaranteed  for a  Designated
Period: An annuity payable monthly during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than the designated period, any unpaid Annuity Payments will be paid to the end of the designated period. Such period may be (a) 10 years, (b) 15 years, or (c) 20 years.

Option 3 - Unit Refund Life Annuity: An annuity payable monthly during the lifetime of the Annuitant, terminating with the last Annuity Payment due before the death of the Annuitant. An additional payment, less any amounts required to be withheld for taxes, may then be payable. Such payment at death will be equal to the dollar value of a number of annuity units equal to (a) minus (b), if such difference is positive, where:

(a)   =   total amount  applied under the Operation  at the annuity commencement date annuity unit value at the annuity commencement date

(b)   =   number of  annuity units  represented by each  monthly Annuity Payment paid times the number of  monthly annuity payments made.

Option 4 - Joint and Last Survivor Annuity: An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 5 - Joint and Two-thirds Survivor Annuity: An annuity payable monthly during the joint lifetime of the annuitant and a designated second person and continuing during the lifetime of the survivor in a reduced amount which reflects two-thirds of the number of annuity units in effect during such joint lifetime. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 6 - Payments for a Designated Period: An annuity payable monthly for a designated number of years from 5 to 30. In the event of the Annuitant's death prior to the end of the designated period, Annuity Payments will be continued during the remainder of such period. ANNUITY PAYMENTS UNDER THIS OPTION ARE BASED UPON THE PAYMENT OF THE MORTALITY AND EXPENSE RISK DEDUCTION, EVEN THOUGH THERE IS NO LIFE CONTINGENCY RISK ASSOCIATED WITH THIS OPTION.

Determination of Monthly Annuity Payments:

A description of the method for determining the first and subsequent annuity payments is included in the Statement of Additional Information. The Contracts contain tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. These tables include an assumed interest rate of 6% per annum. This 6% assumed rate is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) remains constant at 6%, the Annuity Payments will remain constant. If the actual net investment rate exceeds 6%, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 6%, Annuity Payments will decrease.

     * Special Note for New Jersey Contracts: Contracts subject to New Jersey law contain tables indicating an amount of first monthly annuity payment based on an assumed interest rate of 5% rather than 6%.

The objective of the Contracts is to provide benefit installments which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment rate must exceed the assumed rate of 6% (5% for New Jersey Contracts) by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest rate were to be increased, Annuity Payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest rate would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.

Transfer During the Annuity Period:

For a description of the Contract provisions applicable to transfers between Separate Account Divisions, refer to "General Description of Variable Annuity Contracts - Transfers Between Separate Account Divisions".

                                 DEATH BENEFITS

Accumulation Period:

If the Annuitant dies during the Accumulation Period, and prior to the death of the Owner (if the Owner is an individual other than the Annuitant), death benefit proceeds will be equal to the Accumulation Value of the Contract determined on the valuation date coincident with or next following the date due proof of the Annuitant's death is received by the Insurance Company. However, if death occurs before age 75, while the Owner (if other than the Annuitant) is living and before Annuity Payments begin, the Insurance Company guarantees that the death proceeds will not be less than the amount of Purchase Payments made under the Contract, less a reduction for prior redemptions.

The amount of death benefit proceeds payable to a Beneficiary will be reduced by an applicable state premium tax and by any amounts required to be withheld for Federal or State income taxes.

The Owner may designate the Annuity Payout Option for death benefit proceeds. If no such Option is in effect at the time death benefit proceeds are to be paid, the proceeds will be payable either (i) in a single sum or (ii) under an Annuity Payout Option selected by the Beneficiary. In the absence of such an election by the Beneficiary, the proceeds will be paid in a single sum.

Annuity Period:

If the Annuitant dies after the commencement of Annuity Payments, the death proceeds, if any, will depend upon the Annuity Payout Option in effect at the time of death. Under Options 2, 3 or 6, any remaining payments will be made to the Beneficiary during the designated period. However, if Annuity Payments are being made as a death benefit to a Beneficiary, and such Beneficiary dies, the present value of the remaining payments under Options 2, 3 or 6 will be paid in a lump sum (at an interest rate of 6% for Options 2 and 6) to the Beneficiary's estate.

Required Distribution Provisions (Applicable to Contracts other than Contracts owned by the sponsor of a retirement plan qualified under section 401(a) or 403(a) of the Internal Revenue Code, Contracts issued in connection with a tax sheltered annuity plan under Section 403(b) of the Internal Revenue Code, or Contracts issued in connection with an Individual Retirement Arrangement under
Section 408 of the Internal Revenue Code):

Under the provisions of section 72(s) of the Internal Revenue Code, the contracts described in this section must contain specific rules for distribution of the value of the Contract in the event of the Owner's death. Contracts issued by the Insurance Company which are subject to the requirements of section 72(s) will include the following provisions:

     * Accumulation Period - If the Owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies before annuity payments commence, death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner/Annuitant. Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In this event, payments to the beneficiary must commence not later than one year after the death of the Owner/Annuitant (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The amount of such death proceeds is determined as described in "Death Benefits - Accumulation Period", above.

          If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in application of the distribution requirements described in the preceding paragraph.

          Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies before the Annuitant and before annuity payments commence, death proceeds will be equal to the accumulation value of the Contract determined on the valuation date coincident with or next following the date proof of the Owner's death is received by the Insurance Company. However, if the death of the Owner occurs prior to his age 75 and before annuity payments begin, the Insurance Company guarantees that the death proceeds cannot be less than the amount of the Purchase Payment made under such Contract, less a reduction for any prior redemptions. The amount of death proceeds payable to a beneficiary will be reduced by applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes. The amount of such death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner. Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In such event, payments to the beneficiary must commence not later than one year after the death of the Owner (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The Contract also provides that if the designated beneficiary is the surviving spouse of the Owner, no death proceeds shall be payable at the death of the Owner, and such spouse shall become the owner of the Contract. If death proceeds are payable on account of death of the Owner, then no death proceeds are payable upon the subsequent death of the Annuitant.

     * Annuity Period - If the Owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies after annuity payments commence, the remaining payments under the Contract must be paid at least as rapidly as under the method of payment in effect on the date of death of the Owner.

          If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in the application of the distribution requirements described in the preceding paragraph.

          Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies after annuity payments commence (or after the death of the Annuitant while payments are being made to a beneficiary), the remaining payments must be paid out at least as rapidly as under the method of payment in effect on the date of death of the Owner.

                          PURCHASES AND CONTRACT VALUES

How to Purchase a Contract:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers which have sales agreements with ILG Securities Corporation and the Insurance Company. Registered representatives of ILG Securities Corporation may also sell the Contracts. The principal underwriter of the Contracts is ILG Securities Corporation. ILG Securities Corporation is an indirect, wholly-owned subsidiary of InterContinental Life Corporation. The Insurance Company is a direct, wholly-owned subsidiary of InterContinental Life Corporation. The principal business address of ILG Securities Corporation is 6500 River Place Blvd., Building One, Austin, Texas 78730.

A Contract may be purchased by delivering a completed application, including Purchase Payment allocation instructions, such other forms as the Insurance Company requires and the Purchase Payment, where applicable, to the soliciting agent who will forward such payment and forms to the Insurance Company.

If the application is complete and correct upon receipt by the Insurance Company, and if all other required information and the Purchase Payment have also been received by the Insurance Company at its Home Office, the Contract will be issued and the net purchase payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund shares next computed within two business days following such receipt. In the event that the Purchase Payment and the application are received by the Insurance Company in an amount or under circumstances whereby the Insurance Company has not been provided with correct or sufficient information to establish an account or with instructions as to the proper crediting of such payment, then the Insurance Company will, within five (5) business days following receipt, inform the purchaser of the reasons for the delay and will request the purchaser to supply corrections and further information or instructions with regard to the applicable account. In this event, the Insurance Company will return the Purchase Payment to the purchaser within 5 days, unless it obtains the Purchaser's consent to retain the payment until the corrections have been received.

Upon such receipt, the Contract will be issued and the net Purchase Payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund Shares next computed within the next two business days.

If the requested corrections, information or instructions are not subsequently furnished to the Insurance Company within a reasonable time period following the request, the Company will return any retained purchase payment to the purchaser. Likewise, if at any time the Insurance Company determines that it cannot establish the requested account, it will return such purchase payment immediately upon making such determination.

If the application is for a Contract used in connection with an Individual Retirement Arrangement (IRA) under Code Section 408, the Insurance Company will hold the Purchase Payment in a suspense account until the expiration of the IRS-mandated revocation period. Under IRS regulations, if an individual receives IRA informational disclosure fewer than seven days prior to the date on which the plan is established, the individual is permitted a seven-day period following establishment of the plan during which to revoke the plan and receive a refund. The Purchase Payment will be applied as of the valuation date next following expiration of the revocation period. No interest will be paid on funds held in such suspense accounts.

Purchase Payments:

The minimum Purchase Payment is $3,000.

Application of Net Purchase Payments:

The Insurance Company will reduce the Purchase Payment by any applicable Premium Tax to determine the Net Purchase Payment. Upon the purchase of a Contract, the amount of the Net Purchase Payment credited to a Contract will reflect the net asset value of the applicable Division(s)' underlying class of Fund shares next computed within the next two business days following the Insurance Company's receipt of the payment. However, if any of the required material is incomplete, incorrect or if the payment has not been made, then a delay in Contract issuance or crediting of a subsequent payment may be encountered.

Crediting Accumulation Units:

Accumulation Units represent the value of the Owner's Contract attributable to the applicable Division(s) selected (maximum of five). The number of Accumulation Units to be credited to the Owner's account within a Division is determined by dividing the Net Purchase Payment allocated to that Division by the Accumulation Unit value of the applicable Division as of the Valuation Date next computed following the Insurance Company's determination to credit a payment to the Contract. The number of accumulation units will not change because of a subsequent change in the value of the unit, but the dollar value of an accumulation unit will vary to reflect the investment experience of the class(es) of Fund shares underlying the selected Division(s).

Value of an Accumulation Unit:

(Note - although the following refers to a "Division", the values are determined independently for each sub-division). The value of an Accumulation Unit for each Separate Account Division was established at $1 as of the date the applicable class of Fund shares were first purchased for that Division. The value of accumulation units subsequently is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Date by a net investment factor for the Valuation Period ending on such date.

A net investment factor for a Valuation Period is the sum of 1.000000 plus the net investment rate for the applicable Separate Account Division. The net investment rate for the applicable Division is equal to the gross investment rate of that Division for the valuation period expressed in decimal form to seven places, less a deduction of 0.0000327 for each day in the valuation period (1.2% annually - the fee charged by the Insurance Company for undertaking the mortality and expense risks). The applicable gross investment rate is equal to
(i) the investment income for the valuation period, plus capital gains and minus capital losses for the period, whether realized or unrealized on the assets of the Division divided by (ii) the value of such assets at the beginning of the valuation period. The gross investment rate may be positive or negative.

                                   REDEMPTIONS

Procedures for Redemption:

Unless prohibited by any applicable retirement plan, the Owner may redeem the Contract during the Accumulation Period in whole or in part for its Contract Withdrawal Value as of the next valuation date coincident with or next following the date the request for redemption is received by the Insurance Company. In determining redemption values, the Insurance Company does not anticipate that it will be receiving or applying any premium tax refund credits. No redemptions may be made once Annuity Payments have begun. Requests to redeem shall be made in writing to the Insurance Company. If the request is for the entire redemption value of the Contract, it shall be accompanied by the Contract. The Contract Withdrawal Value is determined on the basis of the accumulation unit values on such valuation date, reduced by any applicable sales charges and premium taxes. Payment of the Contract Withdrawal Value, less any amounts required to be withheld for taxes, will be made within seven days after the date proper written request is received by the Insurance Company at its Home Office. However, such payment may be postponed whenever (i) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; (ii) the Securities and Exchange Commission permits postponement and so orders; or (iii) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets or disposal of securities is not reasonably practicable.

The Owner may elect to have the redemption value applied to provide Annuity Payments under any one of the annuity payout options, as permitted under the applicable retirement plan. AMOUNTS WITHDRAWN BY THE OWNER PRIOR TO THE ANNUITY COMMENCEMENT DATE MAY BE SUBJECT TO A TAX PENALTY AND IMMEDIATE TAXATION OF ANY INVESTMENT GAIN.

Partial Redemptions:

The Owner may request a partial redemption of his Contract value for an amount not less than $300 provided this does not result in reducing the remaining value of the Contract to less than $1,000 on the date of redemption. Amounts required to be withheld for taxes in the event of a partial redemption will not be considered part of the remaining value of the Contract. If a partial redemption request would result in such a reduction, the Insurance Company will redeem the total Contract value and pay the remaining Contract Withdrawal Value, less any amounts required to be withheld for taxes, to the Owner.

Restrictions Under Certain Section 403(b) Plans:

As described in "Federal Tax Status-Tax Qualified Plans" Section 403(b)(11) of the Internal Revenue Code (the "Code") restricts the redemption under Section 403(b) annuity contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement.

As a result of these requirements, the Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with the provisions of Section 403(b) (11) of the Code. The staff of the U.S. Securities and Exchange Commission has issued a "no action" letter, informing insurance companies issuing variable annuity contracts that the above-described Code restrictions may be implemented, notwithstanding the otherwise applicable redemption provisions of the Investment Company Act of 1940. The Insurance Company intends to rely upon the provisions of the SEC staff "no action" letter, and to comply with the provisions of said letter.

THE INSURANCE COMPANY REQUIRES AN ACKNOWLEDGMENT FORM TO BE SIGNED BY PURCHASERS OF SECTION 403(b) ANNUITY CONTRACTS FOR WHICH CONTRIBUTIONS ARE MADE PURSUANT TO A SALARY REDUCTION AGREEMENT. THE SIGNED ACKNOWLEDGMENT FORM - A COPY OF WHICH IS INCLUDED AT THE END OF THIS PROSPECTUS - MUST ACCOMPANY THE CONTRACT APPLICATION.

Right to Cancel:

The Owner may cancel the Contract by delivering or mailing a written notice (or sending a telegram) to the Insurance Company and by returning the Contract before midnight of the 10th day after the date of receipt. The Insurance Company will return all amounts due to the Owner within ten days after receipt of notice of cancellation and the returned contact. The Owner bears the investment risk with respect to amounts allocated to the Separate Account, for the period from the date the returned Contract is received by the Company. Under the terms of the Contract, cancellation shall entitle the Owner to an amount equal to (a) the difference between premiums paid, including any contract fees and other charges, and the amounts allocated to the Separate Account, plus (b) the Accumulation Value of the Contract on the date the returned Contract is received by the Company.

                               FEDERAL TAX STATUS

A. GENERAL

The Contracts have been designed so as to qualify as "variable annuity contracts" for Federal income tax purposes. Thus, the contracts permit the Owner to defer Federal income taxation on increases in the value of a contract, until such time that amounts are withdrawn from the contract, received in the form of annuity payments or paid as a death benefit.

B. TAXATION OF THE SEPARATE ACCOUNT

Under the current provisions of the Internal Revenue Code, the Insurance Company pays no taxes on the investment income and capital gains of the assets of the Separate Account where used to determine the value of Contracts. Accordingly, the Insurance Company currently makes no adjustments for Federal income taxes (or benefits) in connection with the Separate Account Divisions. The Insurance Company retains the right to make adjustments for Federal income taxes to Separate Account assets should future changes in the Code so warrant.

C. CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN

A Non-Tax Qualified Contract is a Contract that is purchased by an individual for his or her own purposes but not pursuant to any of the tax qualified retirement plans described in the section below. A Non-Tax Qualified Contract may also be a Contract issued to a retirement plan or plan of deferred compensation which is a non-tax qualified plan. The tax status of the annuitant or participant is determined by provisions of such plan and/or provisions of the Code applicable to the contract.

C-1. DIVERSIFICATION REQUIREMENTS

Under the current provisions of the Code, variable annuity contracts - other than contracts issued under retirement plans which qualify for Federal tax benefits under sections 401, 403(b) or 408 of the Internal Revenue Code, or under government retirement plans (whether or not so qualified) or to a state or municipal government for use under a deferred compensation plan - will not be treated as an annuity contract for Federal income tax purposes for any period for which the investments of the segregated asset account on which the contracts are based are not adequately diversified. This "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Insurance Company believes that the current structure of the Separate Account satisfies the requirements of the regulations, and it intends that the Separate Account, as well as the underlying Funds, will operate in the future so as to continue to meet such requirements.

C-2. CONTROL OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable annuity contract to qualify for deferral on Federal income taxes on income credited to the contract, the assets in the segregated asset account supporting the contract must be considered to be owned by the Insurance Company, and not by the owner of the variable annuity contract.

The Internal Revenue Service ("IRS") has issued certain rulings which discuss the matter of investor control of the assets supporting a variable annuity contracts. In its rulings, the IRS has stated that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a segregated asset account, will cause the contract owner to be taxed as the owner of the assets for Federal income tax purposes. In addition , in its explanation of the temporary regulations adopted under Section 817 of the Code, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the Account." That explanation also indicated that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to a particular sub-account without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide such guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. The Insurance Company does not know if, or in what form, such guidance will be issued. Nor does the Insurance Company know whether any such guidance, if issued, would be implemented on a prospective basis only, or if a ruling would be given retroactive effect.

Accordingly, there is a certain degree of uncertainty as to whether an Owner of the variable annuity contracts described in this prospectus would be considered the owner of the underlying assets for Federal income tax purposes.

C-3. NON-NATURAL PERSONS AS CONTRACT OWNERS

Under the provisions of the Code, as amended by the Tax Reform Act of 1986, a Non-Tax Qualified Contract which is held by a person who is not a natural person (e.g. a corporation or a trust is not a natural person), is not treated as an annuity contract for Federal income tax purposes, and the income on the contract for any taxable year is treated as ordinary income received or accrued by the owner of the contract during the taxable year. Certain exceptions are provided for Non-Tax Qualified Contracts held by a trust or other entity as agent for a natural person and for immediate annuities (as defined in the Code). THUS, OWNERSHIP OF A NON-TAX QUALIFIED CONTRACT BY NON-NATURAL PERSONS WHO DO NOT QUALIFY FOR THE STATUTORY EXCEPTIONS RESULTS IN DENIAL OF TAX DEFERRAL ON INCREASES IN THE VALUE OF THE CONTRACT.

C-4. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE

Section 72 of the Code governs the taxation of annuities in general. Annuity payments made after the annuity commencement date, in a series of substantially equal payments (not less frequently than annually) for the life or life expectancy of the payee, are generally taxed to the recipient only as received. A part of the payment received is a return of investment in the contract, if any, and is non- taxable; a portion is a return of income and is subject to ordinary income tax. An "exclusion ratio" is used to determine the non-taxable and taxable portion of each payment. Such exclusion ratio continues until such time that the taxpayer recovers his/her basis in the Contract. Thereafter, all payments received are treated as taxable income.

C-5. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE

Pursuant to Code Section 72, amounts received under a Non-Tax Qualified Contract prior to the annuity commencement date (including payments made upon the death of the Annuitant or Owner), or as non-periodic payments after the annuity commencement date, are generally first attributable to any investment gains credited to the Contract over the taxpayer's basis (if any) in the Contract. Such amounts will be treated as income subject to Federal income taxation.

A 10% penalty tax on such withdrawn investment gains will be imposed if the withdrawal is made prior to age 59-1/2. This penalty tax will not be imposed irrespective of age if the amount received is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life or life expectancy of the payee. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Also, the penalty tax will not be imposed if the withdrawal follows the death of the Owner (or if the Owner is not an individual, the death of the primary annuitant), or is attributable to the disability (as defined in Section 72(m)(7) of the Code) of the Annuitant. Where the Owner of the Contract is an individual who is other than the Annuitant, the Code (as amended by the Tax Reform Act of 1986) provides that the penalty tax is applicable to the taxable portion of payments required to be made under the Contract following the death of the Annuitant.

C-6. TRANSFER OF CONTRACT AS A GIFT

If the Owner of a Contract transfers (assigns) the Contract to another individual as a gift, the Code (as amended by the Tax Reform Act of 1986) provides that the Owner will incur taxable income at the time of the transfer. The amount of such taxable income is equal to the excess, if any, of the cash surrender value of the Contract over the Owner's cash basis at the time of the gift. An exception is provided for certain transfers between spouses.

C-7. FEDERAL INCOME TAX WITHHOLDING

Any portion of a distribution that is (or is deemed to be) current taxable income to the owner of the contract will be subject to federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a completed election form with the Company and by notifying the Company of his or her tax identification number.

D. CONTRACTS PURCHASED TO FUND A TAX QUALIFIED PLAN

Tax Qualified Contracts are contracts that are issued to or pursuant to the following types of retirement plans:

     * A plan established by a corporate employer for the benefit of its employees and qualified under sections 401 or 403 of the Code (Corporate plans).

     * A plan established by self-employed individuals for themselves and their employees and qualified under sections 401or 403 of the Code (Keogh or HR-10 plans).

     * A tax sheltered annuity plan maintained by certain tax exempt organizations, including educational institutions, to purchase annuity contracts for employees (403(b) Annuity plans).

     * A plan established by a governmental employer or a tax-exempt employer under section 457 of the Code.

     * An Individual Retirement Annuity (Traditional IRA) plan established by an individual, as defined in section 408 of the Code.

     *    A Roth IRA, as defined in section 408A of the Code.

All of these plans differ with respect to the applicable rules that must be met and followed if they are to attain and retain their qualified status. The plans mentioned above, with the exception of Roth IRA's, have the following general attributes: tax deductibility of contributions (to the extent permitted by the Code), tax deferral of investment income and taxation to the plan participant only upon receipt of a withdrawal or payment. Since the plan participant generally does not have a cost basis in the value of the Contract, payments received by the participant are generally taxed as income to the participant.

In contrast, contributions made to Roth IRA plans are not tax deductible. However payments from Roth IRA plans that are considered 'qualified distributions' pursuant to the Code, (including earnings), are not considered as gross income to the participant and are thus tax-free.

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), for tax years beginning in 2002, has among other things, increased the amount an individual may contribute to tax qualified plans. EGTRRA has also expanded the types of "catch-up contributions" that eligible participants can make to certain types of tax qualified plans and has made favorable changes regarding the portability of qualified retirement accounts. As all changes made by EGTRRA are not discussed in this Prospectus, participants in such tax qualified plans are advised to seek the advice of an independent tax counsel regarding changes made by EGTRRA and the impact of local tax laws.

D-1. ANNUAL CONTRIBUTION LIMIT

The new limit on participant elective deferrals for 401(k), 403(b) or 457 governmental plans will be $11,000 in 2002. Afterward, the limit increases $1,000 per year until it reaches $15,000 in 2006. The limit is indexed for inflation after 2006 in $500 increments.

A traditional individual retirement annuity (as defined by section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of 100% of compensation includible in the purchaser's gross income, or the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit for IRA's is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year. For the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

A Roth IRA is a type of non-deductible IRA. Purchase payments may be made up to the IRA limits listed in the above paragraph. However, the IRA limit for contributions to a Roth IRA decreases for single taxpayers with adjusted gross incomes between $95,000 and $110,000. The contribution limit decreases for married taxpayers filing jointly, with adjusted gross income between $150,000 and $160,000 and for a married taxpayer filing separately, with adjusted gross income between $0 and $10,000.

D-2. CATCH-UP CONTRIBUTIONS

The Economic Growth and Tax Relief Reconciliation Act of 2001 has introduced "catch up" contributions for people who are 50 years of age or older. Participants who have reached age 50 by the end of the plan year and cannot make more deferrals due to legal or plan limitation, can make "catch up" contributions if the plan allows for them. For participants in 401(k), 403(b) or 457 plans, the catch up limit is $1000 in 2002 and increases $1000 per year until it reaches $5000 in 2006. After 2006, the catch up limit is indexed for inflation in $500 increments.

The holder of a traditional IRA or a Roth IRA, age 50 or older, may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

D-3. DISTRIBUTIONS

In general, all amounts paid out from tax qualified contracts are taxable to the payee as ordinary income. However, under the Code (as amended by the Tax Reform Act of 1986 and EGTRRA), certain distributions prior to age 59-1/2 are considered premature distributions and may result in the application of a 10% additional tax.

In addition, the Code generally requires that tax qualified retirement plans provide for the commencement of retirement benefits no later than the year in which the employee attains age 70- 1/2.

In the case of Roth IRA's held for at least five years, distributions will not be considered gross income if the distributions were (i) made after the individual attains age 59-1/2, (ii) made to a beneficiary or estate of the individual on or after the death of the individual, (iii) attributable to the individual's being disabled (within the meaning of section 72(m) of the Code) or
(iv) which is a "qualified special purpose distribution", as defined by the Code.

The Code treats payments received from Roth IRA's that do not qualify for the above tax-free treatment in two ways. Contributions made by the individual are treated as a tax-free return, whereas payments that exceed the amount of the individual's contributions are taxable as ordinary income and may be subject to the 10% penalty tax (unless certain exceptions apply, pursuant to section 72(t) of the Code).

With respect to contracts issued in connection with Section 403(b) annuity plans, the Code restricts the distribution under such contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement. These restrictions are set forth in Section 403(b) (11) of the Code, effective January 1, 1989. The restrictions apply to: (i) salary reduction contributions made after December 31, 1988, and earnings on such contributions, and (ii) earnings on contract value as of December 31, 1988. The tax law restrictions do not apply to salary reduction contributions made prior to January 1, 1989, or to earnings credited to such contributions prior to January 1, 1989.

In accordance with the provisions of the Code, restricted amounts may be distributed only in the event of attainment of age 59-1/2, separation from service, death, disability (as defined in Section 72(m)(7) of the Code), or financial hardship. The hardship exception is not available with respect to income attributable to salary reduction contributions. The Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with these provisions of the Code.

The Internal Revenue Service has indicated that Section 403(b)(11) does not change the circumstances under which a tax-free exchange of annuity contracts may be made. Individuals contemplating purchase of a contract should refer to the provisions of their employer's section 403(b) arrangement to determine the investment alternatives available.

D-4. TAX WITHHOLDING

The Insurance Company may be required to withhold certain amounts from both periodic and non- periodic payments under the Contracts in accordance with Federal tax law relating to the collection of Federal income tax at the source of payment. A payor of periodic annuity payments is required to withhold amounts as if the payment were a payment of wages from an employer to an employee. However, an individual recipient of certain types of periodic payments is allowed to elect to have no withholding made in a manner prescribed by the United States Treasury Department.

Similarly, a payor of certain non-periodic payments is required to withhold 10% of such payments, unless an individual recipient elects against tax withholding in a manner prescribed by the U.S. Treasury Department. Non-periodic payments include payments made before and after the annuity commencement date such as lump sum death proceeds and partial or full surrenders (redemptions) of Contract value.

The withholding requirements do not apply to the portion of a payment that is reasonably believed to be not includable in gross income of the recipient for Federal tax purposes.

The Insurance Company will transmit a notice to individual recipients of Contract payments of the right to elect against Federal income tax withholding, in a form and containing such information as the Secretary of the Treasury prescribes. If an individual elects against withholding, the Insurance Company may nonetheless be required to withhold if it has not received the recipient's tax identification number.

D-5. WITHHOLDING ON ROLLOVER DISTRIBUTIONS

The Code, as amended by the Economic Growth and Tax Relief Reconciliation Act of 2001, generally permits qualified plans, 403(b) plans, Section 457 plans and IRA's to be rolled over into each other, beginning in 2002. Rollovers need not be made between the same types of plans. In certain circumstances, the tax law requires the company to withhold 20% from certain distributions from tax qualified plans. However, the company does not have to make the withholding if the entire distribution is rolled over to another plan and the distribution is paid directly to the successor plan. Consult a qualified tax adviser before making such a distribution.

Non-deductible contributions made to an IRA cannot be rolled over to qualified plans, 403(b) plans or governmental 457 plans.

It is possible to convert a traditional IRA to a Roth IRA if the holder's adjusted gross income does not exceed $100,000 and the holder is not a married taxpayer filing a separate return. The Roth IRA annual contribution limit does not apply to converted amounts. The holder must, however, pay tax on any portion of the converted amount that would have been taxed if the holder had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

D-6. REPORTING REQUIREMENTS

In addition to tax withholding, the Insurance Company is required to report information on distributions under the Contracts. Distributions include partial and full surrenders as well as annuity payments. Information is reported on forms pursuant to Internal Revenue Service Regulations.

E. CONSULT YOUR OWN TAX ADVISER

Because of the complexity of the law and that tax results will vary according to the factual status of the individual involved, tax advice should be obtained by a person contemplating purchase of a Contract or the exercise of rights under a Contract. The above comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise and is not intended as tax advice. In addition, state income or estate tax considerations may also be involved in the purchase of a Contract or the exercise of rights under a Contract, and are not discussed in this Prospectus.

The Insurance Company's management cannot predict what, if any, future action the Congress or the Internal Revenue Service might take with respect to the taxation of variable annuity contracts of the type described in this Prospectus. For complete information on particular Federal and state tax considerations, a qualified tax advisor should be consulted.

                                LEGAL PROCEEDINGS

Various lawsuits against the Investors Life Insurance Company of North America have arisen in the normal course of business. However, contingent liabilities arising from these matters are not considered material in relation to the financial position of the Insurance Company. On January 22, 2002, the Travis County District Court in Austin, Texas, denied certification to a proposed nationwide class of plaintiffs who purchased certain universal life insurance policies from INA Life Insurance Company (which was merged into Investors Life in 1992). The lawsuit, which was filed in 1996 as a "vanishing premium" life insurance litigation, initially alleged that the universal life insurance policies sold to plaintiffs by INA Life Insurance Company utilized unfair sales practices. In April 2001, the plaintiffs filed an amended complaint, so as to include various post-sale allegations, including allegations related to the manner in which increases in the cost of insurance were applied, the allocation of portfolio yields to the universal life policies and changes in the spread between the earned rate and the credited rate. Plaintiffs' Motion for Class Certification was denied in its entirety.

There is no litigation pending to which the Separate Account is a party.

                                TABLE OF CONTENTS
                   OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information includes a description of the following items:

     1. General  Information  and History

     2. Services

     3. Purchase of Securities Being Offered

     4. Principal Underwriter

     5. Yield Quotations of Money Market Division

     6. Annuity Payments

     7. Additional Information

     8. Financial Statements

          * The Separate Account

          * The Insurance Company

To obtain a copy of the Statement of Additional Information for the Individual Single Payment Variable Annuity Contracts, detach and mail this form.

        TO: Investors Life Insurance Company of North America 6500 River Place Blvd., Building One
                 Austin, Texas 78730

I have been furnished with a Prospectus of Investors Life Insurance Company of North America Separate Account I (dated May 5, 2003) describing the Individual Single Payment Variable Annuity Contracts. Please send me a copy of the Statement of Additional Information pertaining to such Contracts.

(Please Print)

Name:
Mailing Address (Street or P. O. Box):
City:
State:
Zip:
Date:

                               ACKNOWLEDGMENT FORM
                              SECTION 403 (b) PLANS

--------------------------------------------------------------------------------


NOTE: This form is required in connection with all applications for Contracts to be issued in connection with Section 403(b) plans, where contributions are to be made pursuant to a salary reduction agreement.

          TO:   Investors Life Insurance Company of North America
                6500 River Place Blvd., Building One
                Austin, Texas 78730

With reference to my application for a variable annuity contract to be issued in connection with a Section 403(b) annuity plan maintained by my employer, I have been furnished with a prospectus of Separate Account I (dated May 5, 2003). The contributions to the contract will be made pursuant to a salary reduction agreement with my employer.

I acknowledge that I have read and understand the description on pages 41 and 45 of the prospectus, pertaining to the restrictions or redemptions imposed by
Section 403(b) (11) of the Internal Revenue Code. I further acknowledge that I understand any investment alternatives under my employer's Section 403(b) plan, to which I may elect to transfer contract values.




Date                                            Signature of Applicant




                                                Address:

Investors Life Insurance
Company of North America
6500 River Place Blvd., Building One
Austin, Texas 78730




ILG Securities Corporation
6500 River Place Blvd., Building One
Austin, Texas 78730







                                                PROSPECTUS

                                                May 5, 2003





                                 Single Payment
                      Individual Variable Annuity Contracts
                                    Issued by
                        Investors Life Insurance Company
                                of North America

ILCO Investors Life Insurance Company
6500 River Place Blvd., Building One
Austin, Texas 78730





ILG Securities Corporation
6500 River Place Blvd., Building One
Austin, Texas 78730







                                                PROSPECTUS

                                                May 5, 2003





                                 Single Payment
                      Individual Variable Annuity Contracts
                                    Issued by
                      ILCO Investors Life Insurance Company

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPARATE ACCOUNT I


                           INDIVIDUAL FLEXIBLE PAYMENT
 [   ]                      VARIABLE ANNUITY CONTRACTS
                                (the "Contracts")



                            INDIVIDUAL SINGLE PAYMENT
 [   ]                      VARIABLE ANNUITY CONTRACTS
                                (the "Contracts")


                                    issued by
                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                            (the "Insurance Company")
                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                           Telephone No. 512-404-5000



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the indicated Contracts offered by Investors Life Insurance Company of North America Separate Account I having the same date as this Statement. A copy of the Prospectus for the Contracts may be obtained by writing to Investors Life Insurance Company of North America, 6500 River Place Blvd., Building One, Austin, Texas 78730, or by calling 512-404-5346.


May 5, 2003

                                TABLE OF CONTENTS


Item                                                                       Page

General Information and History............................................   3
Services...................................................................   5
Purchase of Securities Being Offered.......................................   6
Principal Underwriter......................................................   7
Yield Quotations of Money Market Division..................................   8
Annuity Payments...........................................................  10
Additional Information.....................................................  13
Financial Statements
         *   The Separate Account..........................................
         *   The Insurance Company.........................................

                         General Information and History

Investors Life Insurance Company of North America is a stock life insurance company, organized in 1963 under the laws of the Commonwealth of Pennsylvania. It was acquired by Life Insurance Company of North America in 1978. Ownership was subsequently transferred to an affiliate, Investors Life Insurance Company of California (formerly INA Life Insurance Company). Prior to December, 1988, the Insurance Company and Investors Life Insurance Company of California were indirect wholly-owned subsidiaries of CIGNA Corporation. On December 28, 1988, the purchase by InterContinental Life Corporation ("ILCO") (through a subsidiary company) of CIGNA Corporation's interest in Investors Life Insurance Company of North America, Investors Life Insurance Company of California and ILG Securities Corporation was completed. As a result of such purchase, the Insurance Company became an indirect wholly-owned subsidiary of ILCO, a holding company incorporated in Texas.

Prior to May 18, 2001, Financial Industries Corporation ("FIC"), a holding company incorporated in Texas, owned approximately 48% of the outstanding common stock of ILCO. On May 18, 2001, FIC acquired the remaining shares of ILCO through a merger of a subsidiary of FIC with and into ILCO, whereby each share of ILCO common stock (other than shares owned directly by FIC) were exchanged for 1.1 shares of FIC. Following completion of the merger, the Insurance Company continued as a wholly-owned, direct subsidiary of ILCO and an indirect subsidiary of FIC.

In December, 1992, the Insurance Company changed its state of domicile to the State of Washington and merged with its immediate parent company (Investors Life Insurance Company of California). As a result of the merger, the Insurance Company assumed all of the assets and liabilities of Investors Life Insurance Company of California, and Investors Life Insurance Company of North America was the surviving company. In June, 1993, the Insurance Company merged with its immediate parent company, Standard Life Insurance Company. Investors Life was the surviving entity. As a result, Investors Life became a direct subsidiary of ILCO. The administrative offices of Investors Life are located at 6500 River Place Blvd., Building One, Austin, Texas 78730. The statutory home office of Investors Life is 2101 4th Ave., Seattle, Washington 98121-2371.

The Insurance Company is principally engaged in the business of selling and underwriting ordinary life insurance and individual annuities. It is authorized to conduct variable annuity business in the District of Columbia and in all states of the United States except New York. In Arizona, Wyoming and Oregon, business is conducted under the name of ILCO Investors Life Insurance Company.

The Insurance Company does not know of any person who owns beneficially more than 5% of the outstanding common stock of FIC, except as follows (as of March 6, 2002): (i) the Roy F. and Joann Cole Mitte Foundation (the "Foundation") is the beneficial owner of 16.16% of the outstanding common stock of FIC; (ii) Roy
F. Mitte is the beneficial owner of 16.59% of the common stock of FIC (which percentage includes the shares owned by the Foundation). The offices of the Foundation are located at 6836 Bee Caves Rd., Austin, Texas 78746 (iii) Investors Life Insurance Company North America ("Investors-NA"), a wholly-owned subsidiary of ILCO, is the owner of 926,662 shares of FIC's common stock and the beneficial owner of 500,411 shares of FIC's common stock issuable upon exercise of an option to purchase FIC common stock at a fixed exercise price. The beneficial ownership of Investors-NA represents 12.93% of FIC's outstanding common stock. The administrative offices of Investors-NA are located at 6500 River Place Blvd., Building One, Austin, Texas 78730; (iv) Fidelity Management & Research Company ("Fidelity") owns 1,307,020 shares (13.60%) of FIC's common stock, as reported to FIC on a Schedule 13(G)/A filed on June 11, 2001 by FMR Corporation, the parent company of Fidelity Management & Research Company
("Fidelity"). The offices of Fidelity are located at 82 Devonshire Street, Boston, MA 02109 and (v) Wellington Management Company, LLP ("Wellington") owns 656,800 shares (6.84%) of FIC's common stock, as reported to FIC on a Schedule 13(G) filed on February 12, 2003. The offices of Wellington are located at 75 State Street, Boston, Massachusetts 02109.


Investors Life Insurance Company of North America is also the Sponsor of another separate account, Separate Account A (formerly known as the INA/Putnam Separate Account). The operations of that separate account are separate and distinct from the operations of Separate Account I. Due to Revenue Ruling 81-225, which was issued by the Internal Revenue Service on September 21, 1981, the Insurance Company, suspended the issuance of variable annuity contracts issued by the Separate Account A. In Rev. Rul. 81-225, the IRS questioned the tax treatment of variable annuity contracts where the underlying mutual funds are not managed by the issuing insurance company or an affiliate. Since the underlying mutual funds for Separate Account A were not so managed, the Insurance Company suspended sales of contracts issued by that Account.

The assets of the Growth and Income II Division (formerly the Equity Division) and the Voyager Division (formerly the Aggressive Equity Division of the Separate Account include amounts attributable to initial capital contributed by the Insurance Company to the Separate Account. As of December 31, 2002, approximately 22.8 % of the assets of the Growth and Income II Division and
75.26 % of the assets of the Voyager Division were attributable to such contributed capital.

                                    SERVICES

Safekeeping of Assets:

All assets of the Separate Account are held in custody for safekeeping by the Separate Account. The assets of each subdivision of each Separate Account division will be kept physically segregated and held separate and apart from assets of other subdivisions. Shares of the underlying funds, if issued, may be left on deposit with the shareholder servicing agent of Putnam Variable Trust. The Separate Account will maintain a record of all purchases and redemptions for shares of the underlying funds held in each subdivision of each Separate Account Division. Additional protection for the assets of the Separate Account is afforded by the Insurance Company's fidelity bond, presently in the amount of $5 million, covering all officers and employees of the Insurance Company.

Independent Public Accountant:

PricewaterhouseCoopers LLP acts as independent accountants for the Separate Account and the Insurance Company. Its offices are at 2001 Ross Ave., Suite 1800, Dallas, Texas 75201. As independent accountants, PricewaterhouseCoopers LLP annually performs an audit of the financial statements of the Separate Account and the Insurance Company.

                      PURCHASE OF SECURITIES BEING OFFERED

The Contracts may be sold by licensed insurance salesmen of the Insurance Company who are also registered representatives of broker/dealers under the Securities Exchange Act of 1934 which broker/dealers have sales agreements with ILG Securities Corporation and the Insurance Company. Such broker/dealers are also members of the National Association of Securities Dealers, Inc. Registered representatives of ILG Securities Corporation may also sell the Contracts. ILG Securities Corporation is a registered broker/dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The address of ILG Securities Corporation is 6500 River Place Blvd., Building One, Austin, Texas 78730.

                              PRINCIPAL UNDERWRITER

(a) The principal underwriter of the Contracts is ILG Securities Corporation, a registered broker/dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ILG Securities Corporation is an affiliate of Investors Life Insurance Company of North America.

(b)  The Contracts are offered on a continuing basis.

(c) The following table sets forth the aggregate amount of underwriting commissions paid to ILG Securities Corporation, for each of the calendar years 2000 to 2002, with respect to the Contracts:

                          Year                        Amount


                          2002                      $  76.50

                          2001                      $  72.00

                          2000                      $  99.75


(d)  Prior to April  10,  1998,  Putnam  Investment  Management,  Inc.  ("Putnam
     Management"), the Fund's investment adviser, agreed to reimburse the Insurance Company for certain costs that it will incur in connection with the servicing of Contracts. The amount of this reimbursement was equal to 25% of the effective management fee received by Putnam Management with respect to assets allocated by the Insurance Company to the applicable portfolio of Putnam Variable Trust, plus an annual rate of one basis point times the average daily net assets allocated during the computation period by the Insurance Company to Putnam Variable Trust. For the period from January 1, 1998 to April 9, 1998, the amount of this reimbursement was $ 19,140. As of April 10, 1998, the reimbursement arrangement was terminated by mutual agreement between Putnam Management and the Insurance Company.

                    YIELD QUOTATIONS OF MONEY MARKET DIVISION


The Separate Account provides "current yield" and "effective yield" quotations with respect to the Money Market Division. For the seven-day period ending December 31, 2002, the annualized "current yield" for the tax qualified and non-tax qualified subdivisions of the Money Market Divisions was (0.07 %) for Single Payment Contracts and (0.09%) for Flexible Payment Contracts. The annualized "effective yield" of each such subdivision for such period was (0.06 %)for Single Payment Contracts and (0.08 %) for Flexible Payment Contracts.


In accordance with applicable rules issued by the Securities and Exchange Commission, such yield quotations are computed by a standardized method, based on a historical seven day calendar period. The yield is determined separately for Single Payment Contracts and Flexible Payment Contracts, and separately for the qualified and non-tax qualified subdivisions of the Money Market Division.

The computation of the standardized current yield does not take into account any deductions from premium payments to provide for Premium Taxes. The deduction for Premium Taxes is made either from Purchase Payments made under a Contract, or from the Accumulated Value applied upon annuitization, as determined under applicable state law. In the case of those states which impose a Premium Tax, the deduction ranges from .5% to 3%. Also, the computation of the standardized current yield does not take into account any Deferred Sales Charge that may be assessed against amounts withdrawn during early Contract Years. The amount of such Deferred Sales Charge depends upon the type of Contract which is purchased. For Single Payment Contracts, the charge is assessed against amounts withdrawn (total or partial surrender) during the first six Contract Years (measured from the date of issue) which exceed 10% of the Purchase Payment. The amount of the charge ranges from 6% during the first Contract Year to 1% during the sixth Contract Year. With respect to Flexible Payment Contracts, the Deferred Sales Charge is assessed against amounts withdrawn (total or partial surrender) during early Contract Years; the charge also applies, with certain exceptions, to amounts applied to provide annuity payments. The charge is based on the number of full Contract Years between the date of a Purchase Payment and the date of withdrawal or first annuity payments, and ranges from 7% for periods of less than two Contract Years to 0% for periods of eight or more Contract Years. Please refer to the applicable Prospectus for the Contracts for a more complete description of this Deferred Sales Charge.

Each such standardized current yield is computed by determining the net change in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the seven day period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Money Market Division reflects:

     (i) the value of additional accumulation units purchased with dividends from the original accumulation unit, as well as dividends declared on the original accumulation unit and any such additional units;

     (ii) application of the Mortality and Expense Risk Deduction, which is a daily charge of 0.0000327 of the value of the assets in each subdivision of the Money Market Division (1.2% on an annual basis); and

     (iii)deduction of a pro-rata share of the annual Administrative Expense charge ($25.00 for Single Payment Contracts or $30.00 for Flexible payment Contracts), in proportion to the length of the base period and the respective average number of accounts allocated to the Money Market Division.

The determination of the net change in the value of an account in the Money Market Division does not include realized gains and losses, or unrealized appreciation and depreciation; nor, does it take into account any charges that may be incurred in connection with transfers between Separate Account Divisions.

The Separate Account may also provide an effective annualized yield, determined by adding 1 to the base period return (calculated in accordance with the preceding paragraph), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Current yields will fluctuate and are not intended to be representative of future results. An individual contemplating the purchase of a Contract should remember that yield will vary from time to time depending on market conditions, the quality, maturity and type of instruments held in, and operating expenses of, the underlying portfolio of the Money Market Division.

                                ANNUITY PAYMENTS

Annuity Payments - General:

As described in the Prospectus, annuity payments will be determined on the basis of (i) the table specified in the Contract which reflects the adjusted age of the annuitant, (ii) the type of annuity payout option selected, and (iii) the investment performance of the class of Fund shares underlying the Division(s) selected. The amount of Annuity Payments will not be adversely affected by adverse mortality experience or any increase in the expenses of the Insurance Company in excess of the charges specified in the Contracts. The value of a fixed number of annuity units each month is paid by the Insurance Company to the Owner, or to another payee designated by the Owner in written form and received by the Insurance Company, reduced by any amounts required to be withheld for taxes. The value of an annuity unit will reflect the investment experience of the Division(s) selected and the amount of each Annuity Payment will vary accordingly.

     * Certain contracts which are issued subject to California law contain annuity payment tables which reflect the adjusted age and sex of the annuitant. The Company issues this type of contract where issuance is not known by the Company to be part of an employer sponsored plan.

Value of an Annuity Unit:

The value of an annuity unit is determined independently for each subdivision of a Separate Account Division. The value of an annuity unit will be established at $1 on the date the first Annuity payment is made from such subdivision and will be determined on each subsequent valuation date by multiplying the value of the annuity unit as of the immediately preceding valuation date by the products of
(i) 0.9998404 adjusted for the number of days in the valuation period ending with such valuation date (this factor neutralizes the effect of the 6% annual interest rate used in calculating the amount of the first payment), and (ii) the net investment factor of the appropriate subdivision for the fourteenth day immediately preceding the last day of the valuation period for which the value of the annuity is being determined.

Amount of the First Annuity Payment:

At the time Annuity Payments begin, the value of the Owner's account is determined by multiplying the Accumulation Unit value on the valuation date 14 days before the date the first monthly Annuity Payment is due by the number of accumulation units credited to the Owner's account as of the date the first Annuity Payment is due, less applicable premium taxes not previously deducted. The amount so determined is then applied to the specified annuity payout option.

The Contracts contain tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. The amount depends on the annuity payout option, and the adjusted age of the annuitant. The adjusted age may be more than or less than the Annuitant's actual age, depending upon the year of birth. Amounts shown in the tables for each Contract are based on the following factors:

     (vii)Flexible Payment Contracts: For Options 1 to 5 amounts are based on the 1971 Individual Annuity Mortality Table set back five years, with interest at the rate of 6% per annum and assumes birth in the year 1920. For California Contracts issued in non-employer sponsored situations, amounts are also based on the sex of the annuitant. For Option 6, the tables assume interest at the rate of 6% per annum.

     (ii) Single Payment Contracts: California Contracts issued in non-employer sponsored situations: amounts are based on the adjusted age and sex of the annuitant and the Progressive Annuity Table with interest at the rate of 6% per annum and assumes birth in the year 1900.

          * All other Contracts: amounts are based on the 1971 Individuals Annuity Mortality Table set back five years, with interest at the rate of 6% per annum and assumes birth in the year 1920.

The first Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of value accumulated under the Contract.

The 6% interest rate stated above is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) remains constant at 6%, the Annuity Payments will remain constant. If the actual net investment rate exceeds 6%, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 6%, Annuity Payments will decrease.

          Special Note for New Jersey Contracts: Contracts subject to New Jersey law contain tables indicating an amount of first monthly annuity payment based on an assumed interest rate of 5%, rather than 6%. The value of an annuity unit utilizes a corresponding adjustment factor of 0.9998663.

The objective of the Contract is to provide benefit installments which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment rate must exceed the assumed rate of 6% (5% for New Jersey Contracts) by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest rate were to be increased, Annuity Payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest rate would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments. The amount of an Annuity Payment will be reduced by any taxes required to be withheld.

Determination of the Second and Subsequent Annuity Payments:

The amount of the second and subsequent Annuity Payments is determined by multiplying the number of annuity units by the annuity unit value as of the valuation date coincident with or next following the date on which each Annuity Payment is due. The number of annuity units under a Contract is determined by dividing the first monthly Annuity Payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the Annuity Payment period, unless Contract Value is transferred between Separate Account Division subdivisions.

                             ADDITIONAL INFORMATION

*    Mortality and Expense Risk Deduction:

     As described in the Prospectus (See "Contract Charges - Mortality and Expense Risk Deduction"), the Insurance Company makes a daily charge of
     0.0000327 of the value of the assets in each subdivision of the Separate Account (1.2% on an annual basis, consisting of approximately 0.8% for mortality risks and approximately 0.4% for expense risks). This charge is designed to cover the cost of mortality and expense risks described below.

     The Insurance Company's assumption of a mortality risk arises from its contractual obligation to continue to make Annuity Payments to each Annuitant regardless of how long he lives and regardless of how long all annuitants as a group live. This assures each Annuitant that neither his own longevity nor a general improvement in life expectancy will have an adverse effect on the Annuity Payments he will receive under a Contract, and relieves the annuitant from the risk that he will outlive the amounts actually accumulated for retirement. In addition, the Insurance Company assumes mortality risks because of annuity rates in the Contracts, which cannot be increased and, if the Annuitant should die during the Accumulation Period, the Insurance Company is at risk that the Accumulation Value may not equal the Death Proceeds.

     The Insurance Company also assumes the risk that the amounts deducted for sales and administrative expenses may be insufficient to cover the actual cost of such items.

     No portion of the mortality and expense risk charge is directly related to any specific distribution expense. However, the Insurance Company expects to make a profit from such charge, although there is no assurance that it will do so. The Insurance Company believes that this charge is reasonable in relation to the risks assumed under the Contracts. In addition, the Insurance Company believes that the charge has a reasonable likelihood of benefitting Contract Owners.

                              FINANCIAL STATEMENTS

The following pages set forth the financial statements of:

     (a) Investors Life Insurance Company of North America Separate Account I.

     (b) Investors Life Insurance Company of North America.

                                   INVESTORS
                             LIFE INSURANCE COMPANY
                                OF NORTH AMERICA
                         (Herein called Investors Life)

                               SEPARATE ACCOUNT I
                              FINANCIAL STATEMENTS
                                December 31, 2002
                                    (Audited)
















This report is submitted for the general information of owners of Investors Life Insurance Company of North America Separate Account I variable annuity contracts. This report is not authorized for distribution to prospective purchasers of such contracts unless it is accompanied by a current prospectus.

--------------------------------------------------------------------------------
Investors Life Insurance
Company of North America
Administrative Offices: Austin, Texas

EP-21917U

                       Report of Independent Accountants

To the Contract Owners of Investors Life Insurance Company of North America Separate Account I and the Board of Directors of Investors Life Insurance Company of North America

In our opinion, the accompanying statement of net assets and the related individual statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subdivisions comprising the Investors Life Insurance Company of North America Separate Account I (the Separate Account) at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Dallas, Texas
February 14, 2003

               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT I
                        COMBINED STATEMENT OF NET ASSETS
                               DECEMBER 31, 2002
                                   (Audited)

                                     ASSETS


Investments at Market Value (Notes 1 and 2):
 Portfolios of Putnam Capital Manager Trust:

Putnam Variable Trust Money Market
          799,343  qualified shares             (Cost $   799,343)  $   799,343
        1,375,933  non-qualified shares         (Cost $ 1,375,933)    1,375,933

Putnam Variable Trust Income
          148,884  qualified shares             (Cost $ 2,111,228)    1,928,054
          362,007  non-qualified shares         (Cost $ 4,894,801)    4,687,985

Putnam Variable Trust Growth and Income II
          448,883  qualified shares             (Cost $11,806,182)    8,416,557
           94,364  shares owned by
                    Investors Life              (Cost $ 2,481,881)    1,769,318
          190,947  non-qualified shares         (Cost $ 4,648,673)    3,580,260
           94,799  shares owned by
                    Investors Life              (Cost $ 2,307,925)    1,777,488

Putnam Variable Trust Voyager
           20,242  qualified shares             (Cost $   689,570)      425,086
           66,047  shares owned by
                    Investors Life              (Cost $ 2,249,970)    1,386,995
           23,196  non-qualified shares         (Cost $   817,478)      487,120
           66,109  shares owned by
                    Investors Life              (Cost $ 2,329,825)    1,388,297

Total Assets                                                        $28,022,436

                                   NET ASSETS


Net Assets (Notes 3 and 6):

Putnam Variable Trust Money Market
          319,933  qualified accumulation
                    units outstanding           ($2.498471 per unit)$   799,343
          554,718  non-qualified accumulation
                    units outstanding           ($2.480419 per unit)  1,375,933

Putnam Variable Trust Income
          451,461  qualified accumulation
                    units outstanding           ($4.270698 per unit)  1,928,054
        1,110,325  non-qualified accumulation
                    units outstanding           ($4.222174 per unit)  4,687,985

Putnam Variable Trust Growth and Income II
        1,215,291  qualified accumulation
                    units outstanding           ($6.925549 per unit)  8,416,557
          255,477  Investors Life equity        ($6.925549 per unit)  1,769,318
          601,113  non-qualified accumulation
                    units outstanding           ($5.956051 per unit)  3,580,260
          298,434  Investors Life equity        ($5.956051 per unit)  1,777,488

Putnam Variable Trust Voyager
          153,240  qualified accumulation
                    units outstanding           ($2.773989 per unit)    425,086
          500,000  Investors Life equity        ($2.773989 per unit)  1,386,995
          175,438  non-qualified accumulation
                    units outstanding           ($2.776593 per unit)    487,120
          500,000  Investors Life equity        ($2.776593 per unit)  1,388,297

Net Assets                                                          $28,022,436

   The accompanying notes are an integral part of these financial statements.

               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT I
                      INDIVIDUAL STATEMENTS OF OPERATIONS
                          Year Ended December 31, 2002
                                   (Audited)



                                                                                Putnam          Putnam
                                                                                Variable        Variable
                                                                                Trust           Trust
                                                                                Money           Money
                                                                                Market          Market
                                                                                Qualified       Non-Qualified
Investment Income:
      Dividends                                                                 $    13,508     $    21,574

Expenses:
      Mortality risk and expense fees guarantees (Notes 1 and 3)                     11,100          17,819

      Investment income (loss) - net                                                  2,408           3,755


Net realized capital gain distributions                                                   0               0

Net realized gain (loss) on investments:
      Proceeds from sale of shares                                                  364,332         447,928
      Cost of shares sold                                                           364,332         447,928

      Net realized gain (loss) on investments                                             0               0

      Change in unrealized appreciation (depreciation) in value of investments            0               0

      Net realized and unrealized gain (loss) on investments                              0               0


Net Increase (Decrease) in Net Assets from Operations                           $     2,408     $     3,755


   The accompanying notes are an integral part of these financial statements.


                                                                                Putnam          Putnam
                                                                                Variable        Variable
                                                                                Trust Income    Trust Income
                                                                                Fund            Fund
                                                                                Qualified       Non-Qualified
Investment Income:
      Dividends                                                                 $    88,308     $   246,405

Expenses:
      Mortality risk and expense fees guarantees (Notes 1 and 3)                     21,471          56,184

      Investment income (loss) - net                                                 66,837         190,221


Net realized capital gain distributions                                                   0               0

Net realized gain (loss) on investments:
      Proceeds from sale of shares                                                   63,697         576,253
      Cost of shares sold                                                            61,124         552,739

      Net realized gain (loss) on investments                                         2,573          23,514

      Change in unrealized appreciation (depreciation) in value of investments       51,318          96,698

      Net realized and unrealized gain (loss) on investments                         53,891         120,212


Net Increase (Decrease) in Net Assets from Operations                           $   120,728       $ 310,433


   The accompanying notes are an integral part of these financial statements.



                                                                                Putnam          Putnam
                                                                                Variable        Variable
                                                                                Trust Growth    Trust Growth
                                                                                and Income II   and Income II
                                                                                Qualified*      Non-Qualified*
Investment Income:
      Dividends                                                                 $   214,316     $   118,721

Expenses:
      Mortality risk and expense fees guarantees (Notes 1 and 3)                    143,332          77,628

      Investment income (loss) - net                                                 70,984          41,093


Net realized capital gain distributions                                              71,242          39,465

Net realized gain (loss) on investments:
      Proceeds from sale of shares                                                1,591,589       1,144,069
      Cost of shares sold                                                         1,720,992       1,446,811

      Net realized gain (loss) on investments                                      (129,403)       (302,742)

      Change in unrealized appreciation (depreciation) in value of investments   (2,674,113)     (1,222,073)

      Net realized and unrealized gain (loss) on investments                     (2,732,274)     (1,485,350)


Net Increase (Decrease) in Net Assets from Operations                           $(2,661,290)    $(1,444,257)


   The accompanying notes are an integral part of these financial statements.

*Includes shares owned by Investors Life


                                                                                Putnam          Putnam
                                                                                Variable        Variable
                                                                                Trust           Trust
                                                                                Voyager         Voyager
                                                                                Qualified*      Non-Qualified*
Investment Income:
      Dividends                                                                 $    17,378     $    19,011

Expenses:
      Mortality risk and expense fees guarantees (Notes 1 and 3)                     24,623          26,208

      Investment income (loss) - net                                                 (7,245)         (7,197)


Net realized capital gain distributions                                                   0               0

Net realized gain (loss) on investments:
      Proceeds from sale of shares                                                   97,202          83,662
      Cost of shares sold                                                            87,420          76,339

      Net realized gain (loss) on investments                                         9,782           7,323

      Change in unrealized appreciation (depreciation) in value of investments     (658,626)       (702,396)

      Net realized and unrealized gain (loss) on investments                       (648,844)       (695,073)


Net Increase (Decrease) in Net Assets from Operations                           $  (656,089)    $  (702,270)

   The accompanying notes are an integral part of these financial statements.

*Includes shares owned by Investors Life

               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT I
                 INDIVIDUAL STATEMENTS OF CHANGES IN NET ASSETS
                          Year Ended December 31, 2002
                                   (Audited)


                                                                                Putman          Putman
                                                                                Variable        Variable
                                                                                Trust           Trust
                                                                                Money           Money
                                                                                Market          Market
                                                                                Qualified       Non-Qualified
Increase (Decrease) in net assets from Operations:
    Investment income (loss) - net                                              $     2,408     $     3,755
    Realized capital gain distributions                                                   0               0
    Net realized gain (loss) on investments                                               0               0
    Change in appreciation (depreciation) in value of investments                         0               0

    Net Increase (Decrease) in net assets from operations                             2,408           3,755


Accumulation Unit Transactions:
    Net contract considerations and transfers in (Note 3)                            42,544         195,771
    Net contract surrenders and transfers out (Note 3)                             (347,446)       (357,980)
    Benefit payments to annuitants                                                   (7,086)        (32,092)

    Net Increase (Decrease) from accumulation unit transactions                    (311,988)       (194,301)

Net Increase (Decrease) in Net Assets                                           $  (309,580)    $  (190,546)
Net Assets:
    Net assets at December 31, 2001                                             $ 1,108,923     $ 1,566,479

    Net assets at December 31, 2002                                             $   799,343     $ 1,375,933


                          Year Ended December 31, 2001





                                                                                Putnam          Putnam
                                                                                Variable        Variable
                                                                                Trust           Trust
                                                                                Money           Money
                                                                                Market          Market
                                                                                Qualified       Non-Qualified
Increase (Decrease) in net assets from Operations:
    Investment income (loss) - net                                              $    30,989     $    44,319
    Realized capital gain distributions                                                   0               0
    Net realized gain (loss) on investments                                               0               0
    Change in appreciation (depreciation) in value of investments                         0               0

    Net Increase (Decrease) in net assets from operations                            30,989          44,319


Accumulation Unit Transactions:
    Net contract considerations and transfers in (Note 3)                             1,215               0
    Net contract surrenders and transfers out (Note 3)                              (58,592)       (209,737)
    Benefit payments to annuitants                                                   (6,984)       (100,553)

    Net Increase (Decrease) from accumulation unit transactions                     (64,361)       (310,290)

Net Increase (Decrease) in Net Assets                                           $   (33,372)    $  (265,971)

Net Assets:
    Net assets at December 31, 2000                                             $ 1,142,295     $ 1,832,450

    Net assets at December 31, 2001                                             $ 1,108,923     $ 1,566,479


   The accompanying notes are an integral part of these financial statements.

                          Year Ended December 31, 2002

                                                                                Putnam          Putman
                                                                                Variable        Variable
                                                                                Trust           Trust
                                                                                Income          Income
                                                                                Fund            Fund
                                                                                Qualified       Non-Qualified
Increase (Decrease) in net assets from Operations:
    Investment income (loss) - net                                              $    66,837     $   190,221
    Realized capital gain distributions                                                   0               0
    Net realized gain (loss) on investments                                           2,573          23,514
    Change in appreciation (depreciation) in value of investments                    51,318          96,698

    Net Increase (Decrease) in net assets from operations                           120,728         310,433

Accumulation Unit Transactions:
    Net contract considerations and transfers in (Note 3)                           177,114          36,879
    Net contract surrenders and transfers out (Note 3)                              (23,081)       (413,002)
    Benefit payments to annuitants                                                  (18,534)        (71,675)

    Net Increase (Decrease) from accumulation unit transactions                     135,499        (447,798)

Net Increase (Decrease) in Net Assets                                           $   256,227     $  (137,365)
Net Assets:
    Net assets at December 31, 2001                                             $ 1,671,827     $ 4,825,350

    Net assets at December 31, 2002                                             $ 1,928,054     $ 4,687,985

                          Year Ended December 31, 2001


                                                                                Putnam          Putman
                                                                                Variable        Variable
                                                                                Trust           Trust
                                                                                Income          Income
                                                                                Fund            Fund
                                                                                Qualified       Non-Qualified
Increase (Decrease) in net assets from Operations:
    Investment income (loss) - net                                              $    92,993     $   268,590
    Realized capital gain distributions                                                   0               0
    Net realized gain (loss) on investments                                           4,170          19,861
    Change in appreciation (depreciation) in value of investments                     5,112           8,362

    Net Increase (Decrease) in net assets from operations                           102,275         296,633


Accumulation Unit Transactions:
    Net contract considerations and transfers in (Note 3)                             2,415               0
    Net contract surrenders and transfers out (Note 3)                              (70,907)       (327,602)
    Benefit payments to annuitants                                                  (19,743)        (85,763)

    Net Increase (Decrease) from accumulation unit transactions                     (88,235)       (413,365)

Net Increase (Decrease) in Net Assets                                           $   (14,040)    $  (116,732)

Net Assets:
    Net assets at December 31, 2000                                             $ 1,657,787     $ 4,942,082

    Net assets at December 31, 2001                                             $ 1,671,827     $ 4,825,350


   The accompanying notes are an integral part of these financial statements.

                          Year Ended December 31, 2002


                                                                                Putnam          Putnam
                                                                                Variable        Variable
                                                                                Trust Growth    Trust Growth
                                                                                and Income II   and Income II
                                                                                Qualified*      Non-Qualified*
Increase (Decrease) in net assets from Operations:
    Investment income (loss) - net                                              $    70,984     $    41,093
    Realized capital gain distributions                                              71,242          39,465
    Net realized gain (loss) on investments                                        (129,403)       (302,742)
    Change in appreciation (depreciation) in value of investments                (2,674,113)     (1,222,073)

    Net Increase (Decrease) in net assets from operations                        (2,661,290)     (1,444,257)


Accumulation Unit Transactions:
    Net contract considerations and transfers in (Note 3)                            67,542           6,338
    Net contract surrenders and transfers out (Note 3)                           (1,293,223)       (942,172)
    Benefit payments to annuitants                                                 (133,996)        (84,310)

    Net Increase (Decrease) from accumulation unit transactions                  (1,359,677)     (1,020,144)

Net Increase (Decrease) in Net Assets                                           $(4,020,967)    $(2,464,401)

Net Assets:
    Net assets at December 31, 2001                                             $14,206,842     $ 7,822,149

    Net assets at December 31, 2002                                             $10,185,875     $ 5,357,748


*Includes shares owned by Investors Life

                          Year Ended December 31, 2001




                                                                                Putnam          Putnam
                                                                                Variable        Variable
                                                                                Trust Growth    Trust Growth
                                                                                and Income II   and Income II
                                                                                Qualified*      Non-Qualified*
Increase (Decrease) in net assets from Operations:
    Investment income (loss) - net                                              $    79,097     $    42,765
    Realized capital gain distributions                                             185,732         100,679
    Net realized gain (loss) on investments                                         317,380          32,282
    Change in appreciation (depreciation) in value of investments                (1,802,077)       (840,987)

    Net Increase (Decrease) in net assets from operations                        (1,219,868)       (665,261)


Accumulation Unit Transactions:
    Net contract considerations and transfers in (Note 3)                            90,125         131,298
    Net contract surrenders and transfers out (Note 3)                           (1,639,021)       (590,487)
    Benefit payments to annuitants                                                  (89,620)       (127,113)

    Net Increase (Decrease) from accumulation unit transactions                  (1,638,516)       (586,302)

Net Increase (Decrease) in Net Assets                                           $(2,858,384)    $(1,251,563)

Net Assets:
    Net assets at December 31, 2000                                             $17,065,226     $ 9,073,712

    Net assets at December 31, 2001                                             $14,206,842     $ 7,822,149


   The accompanying notes are an integral part of these financial statements.

*Includes shares owned by Investors Life

                          Year Ended December 31, 2002


                                                                                Putnam          Putnam
                                                                                Variable        Variable
                                                                                Trust           Trust
                                                                                Voyager         Voyager
                                                                                Qualified*      Non-Qualified*
Increase (Decrease) in net assets from Operations:
    Investment income (loss) - net                                              $    (7,245)    $    (7,197)
    Realized capital gain distributions                                                   0               0
    Net realized gain (loss) on investments                                           9,782           7,323
    Change in appreciation (depreciation) in value of investments                  (658,626)       (702,396)

    Net Increase (Decrease) in net assets from operations                          (656,089)       (702,270)


Accumulation Unit Transactions:
    Net contract considerations and transfers in (Note 3)                            93,023          13,733
    Net contract surrenders and transfers out (Note 3)                              (72,792)        (34,819)
    Benefit payments to annuitants                                                   (5,891)        (17,263)

    Net Increase (Decrease) from accumulation unit transactions                      14,340         (38,349)

Net Increase (Decrease) in Net Assets                                           $  (641,749)    $  (740,619)
Net Assets:
    Net assets at December 31, 2001                                             $ 2,453,830     $ 2,616,036

    Net assets at December 31, 2002                                             $ 1,812,081     $ 1,875,417


*Includes shares owned by Investors Life

                          Year Ended December 31, 2001


                                                                                Putnam          Putnam
                                                                                Variable Trust  Variable Trust
                                                                                Voyager         Voyager
                                                                                Qualified*      Non-Qualified*
Increase (Decrease) in net assets from Operations:
    Investment income (loss) - net                                              $     4,004     $     5,220
    Realized capital gain distributions                                             593,211         657,866
    Net realized gain (loss) on investments                                          23,911          38,958
    Change in appreciation (depreciation) in value of investments                (1,362,268)     (1,516,146)

    Net Increase (Decrease) in net assets from operations                          (741,142)       (814,102)


Accumulation Unit Transactions:
    Net contract considerations and transfers in (Note 3)                             8,143         136,144
    Net contract surrenders and transfers out (Note 3)                              (26,944)       (116,030)
    Benefit payments to annuitants                                                   (7,880)         (1,145)

    Net Increase (Decrease) from accumulation unit transactions                     (26,681)         18,969

Net Increase (Decrease) in Net Assets                                           $  (767,823)    $  (795,133)

Net Assets:
    Net assets at December 31, 2000                                             $ 3,221,653     $ 3,411,169

    Net assets at December 31, 2001                                             $ 2,453,830     $ 2,616,036


   The accompanying notes are an integral part of these financial statements.

*Includes shares owned by Investors Life

               INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT I

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2002

Note 1. Organization

Investors Life Insurance Company of North America ("Investors Life") established Investors Life Insurance Company of North America - Separate Account I (the"Separate Account") as a unit investment trust registered under the Investment Company Act of 1940, as amended. Operations of the Separate Account commenced on September 15, 1982. The Separate Account currently has four Divisions, each corresponding to a portfolio of Putnam Variable Trust. Prior to the substitution of shares of Putnam Variable Trust for shares of CIGNA Annuity Funds Group as the underlying funding vehicle for the Separate Account (the "Substitution"), the Separate Account contained five divisions. The Substitution was effective as of April 18, 1995, following approvals of the Substitution by the U.S. Securities and Exchange Commission and the contractholders having their contract values determined by the affected portfolios of the CIGNA Annuity Funds Group. In connection with the Substitution, the Equity Division was merged with the Growth and Income Division; thereafter, the Equity Division was renamed the Growth and Income Division II. Each Division contains two subdivisions, one for the allocation of tax qualified and one for the allocation of non-tax qualified net payments made under variable annuity contracts.

Net purchase payments to the Separate Account may be allocated to one or more of the following classes of shares of the Putnam Variable Trust: Putnam Variable Trust Money Market Fund, Putnam Variable Trust Income Fund, Putnam Variable Trust Growth and Income Fund or Putnam Variable Trust Voyager Fund. The contract owners' equity of each subdivision of the Separate Account is affected by the investment results of the appropriate portfolio(s) of shares of Putnam Variable Trust designated for the subdivision and the mortality risk and expense fees guarantees assessed on Separate Account assets (see Note 3), and the administrative charge deductions.

Under the current provisions of the Internal Revenue Code (the "Code"), transfers of contract values from one division of the Separate Account to another division are not subject to current taxation. There can be no assurance that future changes in the Code will not subject such transfers to current taxation.

Note 2. Significant Accounting Policies

Following is a summary of the  significant  accounting  policies of the Separate
Account: (a) the market value of the investments is based on closing bid prices (net asset value) at December 31, 2002; (b) investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date;
(c) the cost of investments sold is determined on the first-in, first-out method. See Notes 4 and 5 with respect to income taxes.

Note 3. Contract Owner Transactions

Net contract considerations represent gross contributions under variable annuity contracts less deductions by Investors Life for any applicable premium taxes. Net contract considerations for the twelve-month period ended December 31, 2002, were $306,187 after deductions for premium taxes of $0. Contract owners have limited rights to transfer their contract values between Separate Account Divisions. For the twelve-month period ended December 31, 2002, the total of all transfers between Separate Account divisions was $326,757. Contract surrender benefits amounted to $3,484,515. Annuity benefits amounted to $370,847. Investors Life charges a fee to each Separate Account subdivision for assuming the mortality risk and expense fees guarantees. The daily equivalent of the annual charge of 1.2% is made against the average net value of the Separate Account.

Note 4. Income Taxes

Investors Life is taxed as a life insurance company under the Code. The Separate Account is taxed as a part of Investors Life. Under the current provisions of the Code, no federal income taxes are payable by Investors Life with respect to the operations of the Separate Account when such operations are used to determine the contract values of the Separate Account. Investors Life retains the right to make adjustments for taxes to Separate Account assets should future changes in the Internal Revenue Code so warrant.

Note 5. Diversification Requirements

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under section 817(h) of the Code. Investors Life believes that the Separate Account satisfies the current requirements of the regulations.

Note 6. Accumulation Unit Transactions

Year Ended December 31, 2002

The changes in the number of accumulation units (the measure of ownership in the Separate Account) during the year ended December 31, 2002, and units outstanding at December 31, 2002 were as follows:

                                                Putnam           Putnam
                                                Variable Trust   Variable Trust
                                                Money Market     Money Market
                                                Qualified        Non-Qualified

Units outstanding at December 31, 2001            444,922          633,142

Units purchased and transfers in                   17,030           78,977

Benefits, surrenders and transfers out           (142,019)        (157,401)

Units outstanding at December 31, 2002            319,933          554,718



                                                Putnam Variable  Putnam Variable
                                                Trust Income     Trust Income
                                                Fund             Funds
                                                Qualified        Non-Qualified

Units outstanding at December 31, 2001            418,101        1,220,712

Units purchased and transfers in                   43,570            9,090

Benefits, surrenders and transfers out            (10,210)        (119,477)

Units outstanding at December 31, 2002            451,461        1,110,325

                                                Putnam           Putnam
                                                Variable         Variable
                                                Trust Growth     Trust Growth
                                                and Income II    and Income II
                                                Qualified*       Non-Qualified*

Units outstanding at December 31, 2001          1,645,816        1,054,930

Units purchased and transfers in                    8,754            1,035

Benefits, surrenders and transfers out           (183,802)        (156,418)

Units outstanding at December 31, 2002          1,470,768          899,547




                                                Putnam           Putnam
                                                Variable Trust   Variable Trust
                                                Voyager          Voyager
                                                Qualified*       Non-Qualified*

Units outstanding at December 31, 2001            643,967          687,373

Units purchased and transfers in                   31,839            4,705

Benefits, surrenders and transfers out            (22,566)         (16,640)

Units outstanding at December 31, 2002            653,240          675,438

The accumulation units for the eight subdivisions include units applicable to contract owners who are "on benefit annuitants." At December 31, 2002, the number of accumulation units, the aggregate value of the subdivisions' equity and the number of monthly annuity units and value per unit of "on benefit annuitants" are as follows:



                                                             Accumulation       Aggregate       Monthly         Annuity
                                                                 Units            Value      Annuity Units    Unit Value

Putnam Variable Trust Money Market, Qualified                    30,785         $  76,915          825         $0.7230287
Putnam Variable Trust Money Market, Non-Qualified               190,563         $ 472,674        8,665         $0.7233270
Putnam Variable Trust Growth and Income II, Qualified           120,934         $ 837,534        6,312         $1.2372856
Putnam Variable Trust Growth and Income II, Non-Qualified        91,401         $ 544,389        5,486         $1.3309265
Putnam Variable Trust Income Fund, Qualified                     57,727         $ 246,535        1,517         $1.3216314
Putnam Variable Trust Income Fund, Non-Qualified                180,181         $ 760,756       10,116         $1.3195939
Putnam Variable Trust Voyager, Qualified                         22,408         $  62,160          462         $0.6176365
Putnam Variable Trust Voyager, Non-Qualified                     64,741         $ 179,759        3,398         $0.3839432


Note 7. Expense Ratios and Net Investment Income Ratios

Year Ended December 31, 2002

A summary of unit values and units outstanding for variable annuity contracts and the expense ratios and investment income ratios, excluding expenses of the underlying funds, for each of the five years in the year ended December 31, 2002 were as follows:

Putnam Variable Trust
Money Market Fund
Qualified
                                   Net Assets
                                                   Expenses     Invest-
                                                   as a % of     ment
                             Unit                  Average      Income    Total
               Units        Value       (000s)     Net Assets   Ratio     Return
12/31/02      319,933    $2.4984710    $   799       1.20%      1.46%      0.26%

12/31/01      444,922    $2.4923990    $ 1,109       1.20%      3.93%      2.73%

12/31/00      470,961    $2.4254570    $ 1,142       1.20%      5.92%      4.72%

12/31/99      506,682    $2.3146040    $ 1,173       1.20%      4.67%      3.47%

12/31/98      593,464    $2.2336077    $ 1,326       1.20%      5.17%      3.97%



Putnam Variable Trust
Money Market Fund
Non-Qualified
                                  Net Assets
                                                   Expenses     Invest-
                                                   as a % of     ment
                             Unit                  Average      Income    Total
               Units        Value       (000s)     Net Assets   Ratio     Return
12/31/02      554,718    $2.4804190    $ 1,376       1.20%      1.45%      0.25%

12/31/01      633,142    $2.4741350    $ 1,566       1.20%      3.95%      2.75%

12/31/00      760,957    $2.4080840    $ 1,832       1.20%      5.90%      4.70%

12/31/99      899,105    $2.2980310    $ 2,066       1.20%      4.74%      3.54%

12/31/98      968,809    $2.2177178    $ 2,149       1.20%      5.11%      3.91%

Putnam Variable Trust Income
Qualified
                                  Net Assets
                                                   Expenses     Invest-
                                                   as a % of     ment
                             Unit                  Average      Income    Total
               Units        Value       (000s)     Net Assets   Ratio     Return
12/31/02      451,461    $4.2706980    $ 1,928       1.20%      4.94%      6.75%

12/31/01      418,101    $3.9986200    $ 1,672       1.20%      6.70%      6.05%

12/31/00      440,487    $3.7635330    $ 1,658       1.20%      7.02%      6.39%

12/31/99      552,955    $3.5263160    $ 1,950       1.20%      7.18%     -3.49%

12/31/98      772,236    $3.6429178    $ 2,813       1.20%      5.54%      6.76%



Putnam Variable Trust Income
Non-Qualified
                                  Net Assets
                                                   Expenses     Invest-
                                                   as a % of     ment
                             Unit                  Average      Income    Total
               Units        Value       (000s)     Net Assets   Ratio     Return
12/31/02    1,110,325    $4.2221740    $ 4,688       1.20%      5.26%      6.63%

12/31/01    1,220,712    $3.9528980    $ 4,825       1.20%      6.70%      6.08%

12/31/00    1,328,230    $3.7208030    $ 4,942       1.20%      7.19%      6.26%

12/31/99    1,582,528    $3.4861000    $ 5,517       1.20%      6.56%     -3.31%

12/31/98    1,781,007    $3.6007904    $ 6,413       1.20%      5.59%      6.77%

Putnam Variable Trust
Growth and Income II
Qualified
                                  Net Assets
                                                   Expenses     Invest-
                                                   as a % of     ment
                             Unit                  Average      Income    Total
               Units        Value       (000s)     Net Assets   Ratio     Return
12/31/02    1,470,768    $6.9255490    $10,186       1.20%      1.79%    -22.28%

12/31/01    1,645,816    $8.6320960    $14,207       1.20%      1.71%     -7.83%

12/31/00    1,833,941    $9.3052210    $17,065       1.20%      3.45%      5.98%

12/31/99    2,193,483    $8.7097810    $19,105       1.20%      2.53%      0.99%

12/31/98    2,497,011    $8.6751509    $21,662       1.20%      3.89%     13.20%



Putnam Variable Trust
Growth and Income II
Non-Qualified
                                  Net Assets
                                                   Expenses     Invest-
                                                   as a % of     ment
                             Unit                  Average      Income    Total
               Units        Value       (000s)     Net Assets   Ratio     Return
12/31/02      899,547    $5.9560510    $ 5,358       1.20%      1.84%    -22.33%

12/31/01    1,054,930    $7.4148510    $ 7,822       1.20%      1.71%     -7.87%

12/31/00    1,136,128    $7.9865230    $ 9,074       1.20%      3.64%      6.19%

12/31/99    1,390,750    $7.4762280    $10,398       1.20%      2.50%      0.83%

12/31/98    1,557,788    $7.4431478    $11,595       1.20%      3.98%     13.41%

Putnam Variable Trust
Voyager
Qualified
                                  Net Assets
                                                   Expenses     Invest-
                                                   as a % of     ment
                             Unit                  Average      Income    Total
               Units        Value       (000s)     Net Assets   Ratio     Return
12/31/02      653,240    $2.7739890    $ 1,812       1.20%      0.85%    -31.97%

12/31/01      643,967    $3.8104900    $ 2,454       1.20%      1.35%    -27.90%

12/31/00      650,099    $4.9556340    $ 3,222       1.20%      3.05%    -17.20%

12/31/99      698,305    $5.9952760    $ 4,187       1.20%      0.10%     50.15%

12/31/98      714,343    $3.8345659    $ 2,739       1.20%      0.24%     20.78%



Putnam Variable Trust
Voyager
Non-Qualified
                                  Net Assets
                                                   Expenses     Invest-
                                                   as a % of     ment
                             Unit                  Average      Income    Total
               Units        Value       (000s)     Net Assets   Ratio     Return
12/31/02      675,438    $2.7765930    $ 1,875       1.20%      0.87%    -32.15%

12/31/01      687,373    $3.8058460    $ 2,616       1.20%      1.38%    -28.25%

12/31/00      689,159    $4.9497560    $ 3,411       1.20%      2.98%    -17.72%

12/31/99      677,689    $5.9881160    $ 4,058       1.20%      0.10%     49.97%

12/31/98      679,382    $3.8298664    $ 2,602       1.20%      0.24%     22.39%

Note 8.  Recent Developments:

As of August 1, 2002, Separate Account assets were adjusted to reflect the results of a review of policyholder liability accounts. As a result of the review, the assets of the following divisions were increased as follows, with a corresponding increase in the unit values of policyholder interests in the Separate Account:

        Division                                                        Amount

        Putnam Variable Trust Growth and Income - Non Qualified     $  4,958.42
        Putnam Variable Trust Income - Qualified                    $ 85,301.60
        Putnam Variable Trust Income - Non Qualified                $ 36,779.42
        Putnam Variable Trust Voyager - Qualified                   $ 85,769.01
        Putnam Variable Trust Voyager - Non Qualified               $ 12,832.55

In addition, the assets of the following division were decreased as follows, with a corresponding decrease in the unit values of policyholder interests in the Separate Account:

        Division                                                        Amount

        Putnam Variable Trust Money Market - Qualified              $190,121.93
        Putnam Variable Trust Money Market - Non Qualified          $  1,265.11
        Putnam Variable Trust Growth and Income II - Qualified      $223,693.17

INVESTORS LIFE
INSURANCE COMPANY
OF NORTH AMERICA
Statutory Financial Statements
December 31, 2002 and 2001

                        Report of Independent Accountants

To the Board of Directors and Shareholder of Investors Life Insurance Company of North America:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of Investors Life Insurance Company of North America (the "Company") as of December 31, 2002 and 2001, and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Washington, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2002 and 2001, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2002.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, on the basis of accounting described in Note 1.

As discussed in Note 1 to the financial statements, in 2001 the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" - Effective January 1, 2001, as required by the Insurance Department of the State of Washington. The effect of adoption is recorded as an adjustment to unassigned surplus as of January 1, 2001.

As discussed in Note 1 to the financial statements, the Company has restated its financial statements for the years ended December 31, 2001 and 2000.

April 30, 2003

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus December 31, 2002 and 2001
(In thousands, except share amounts)
--------------------------------------------------------------------------------

                                                        2002            2001
                                                                       RESTATED
Admitted Assets
Cash and investments:
 Bonds, at amortized cost (market value $432,513
  and $449,187 at December 31, 2002 and 2001,
  respectively)                                     $   420,234     $   447,374
 Common stock, (primarily affiliates) at
  statement value (cost of $3,099
  and $3,084 at December 31, 2002 and 2001,
  respectively)                                           9,014          10,448
 Mortgage loans on real estate                               17           4,663
 Real estate, net of accumalated depreciation of
  $7,164 and $4,589 at December 31, 2002 and 2001,
  respectively                                           96,327          85,296
 Policy loans                                            42,226          45,858
 Cash and short-term investments                        131,754         111,683
    Total cash and investments                          699,572         705,322

 Accrued investment income                                7,320           7,370
 Premiums deferred and uncollected                        6,653           8,019
 Receivable from reinsurers                               1,988           2,473
 Receivable from affiliates                               4,437           1,230
 Federal income tax recoverable                          13,717           7,644
 Other assets                                             1,791           1,243
 Separate account assets                                342,832         401,692
    Total admitted assets                           $ 1,078,310    $  1,134,993

Liabilitiess and Capital and Surplus
Policy liabilities and accruals:
 Aggregate reserve for life, annuity and accident
 and health contracts                               $   648,683    $    651,886
 Policy claims and benefits payable                       8,658           6,650
 Other policy related liabilities                         6,547           6,681
    Total policy liabilities and accruals               663,888         665,217

Interest maintenance reserve                              4,602           4,457
Asset valuation reserve                                   6,139           6,968
Other liabilities                                        24,591          13,844
Separate account liabilities                            336,510         393,465
    Total liabilities                                 1,035,730       1,083,951

Commitments and contingencies (Notes 3 and 9)

Capital and surplus:
 Common stock, $85 par value, 40,000 shares
  authorized, 30,000 shares issued and outstanding        2,550           2,550
Paid-in and contributed surplus                           4,650           4,650
Unassigned surplus                                       35,380          43,842
  Total capital and surplus                              42,580          51,042
  Total liabilities and capital and surplus         $ 1,078,310    $  1,134,993


                   The accompanying notes are an integral part
                    of these statutory financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Operations
For the Years Ended December 31, 2002, 2001 and 2000
(In thousands)
--------------------------------------------------------------------------------

                                                  2002       2001        2000
                                                           RESTATED    RESTATED
Revenues:
 Insurance premiums and annuity
 considerations                              $    61,563  $   60,067  $   59,799
 Net investment income                            40,717      47,697      49,863
 Other revenues                                    1,093       1,524       2,355
   Total revenues                                103,373     109,288     112,017

Benefits, losses and expenses:
 Policyholder claims and benefits                 76,259      72,132      73,759
 Commissions                                       5,234       6,088       5,804
 Other operating expenses                         20,230      20,572      18,536
   Total benefits, losses and expenses           101,723      98,792      98,099

Operating income before federal income taxes
 and net realized capital losses                   1,650      10,496      13,918

Federal income tax (benefit) provision              (808)      5,287       5,368

Net income from operations                         2,458       5,209       8,550

Net realized capital losses, net of federal
 income taxes of $(40), $98 and $0 and
 excluding $592, $345 and $0 transferred
 to the interest maintenance reserve in
 2002, 2001 and 2000, respectively                (1,043)       (161)          -

Net income                                   $     1,415  $    5,048  $    8,550


                   The accompanying notes are an integral part
                    of these statutory financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Changes in Capital and Surplus
For the Years Ended December 31, 2002, 2001 and 2000
(In thousands)
--------------------------------------------------------------------------------


                                                                          Paid-in and
                                                    Common Stock          Contributed        Surplus       Unassigned
                                                Shares        Amount        Surplus         Debentures       Surplus        Total
                                              __________    _________      _________       ____________     _________      ________

Balance as of December 31, 1999:
  As previously reported                          30         $ 2,550        $ 4,650          $ 5,896        $ 62,073       $ 75,169
  Prior  period adjustment (Note 1)                -               -              -                -          (7,124)        (7,124)
  As restated                                     30         $ 2,550        $ 4,650          $ 5,896        $ 54,949       $ 68,045

Net income, as restated                            -               -              -                -        $  8,550       $  8,550
Change in net unrealized capital gains             -               -              -                -             (73)           (73)
Change in non-admitted assets                      -               -              -                -          (4,872)        (4,872)
Decrease in asset valuation reserve                -               -              -                -          (1,523)        (1,523)
Change in surplus in separate accounts             -               -              -                -            (735)          (735)
Surplus note payment                               -               -              -           (5,896)              -         (5,896)
Other changes in surplus                           -               -              -                -          (1,492)        (1,492)

Balance as of December 31, 2000, as restated      30         $ 2,550        $ 4,650          $     -        $ 54,804       $ 62,004

Net income, as restated                            -               -              -                -           5,048          5,048
Change in net unrealized capital gains             -               -              -                -            (114)          (114)
Change in non-admitted assets                      -               -              -                -          (5,563)        (5,563)
Decrease in asset valuation reserve                -               -              -                -          (1,158)        (1,158)
Change in surplus in separate accounts             -               -              -                -          (1,487)        (1,487)
Change in deferred net income tax                  -               -              -                -           2,549          2,549
Change in reserve-change in valuation basis        -               -              -                -          (1,965)        (1,965)
Cumulative effect of change in accounting
  principle, as restated                           -               -              -                -           2,811          2,811
Dividends to stockholder                           -               -              -                -         (11,083)       (11,083)

Balance as December 31, 2001, as restated         30         $ 2,550        $ 4,650          $     -        $ 43,842       $ 51,042

Net income                                         -               -              -                -           1,415          1,415
Change in net unrealized capital gains             -               -              -                -            (913)          (913)
Change in non-admitted assets                      -               -              -                -          (3,662)        (3,662)
Decreaes in asset valuation reserve                -               -              -                -             829            829
Change in surplus in separate accounts             -               -              -                -          (1,904)        (1,904)
Change in deferred net income tax                  -               -              -                -           4,329          4,329
Dividends to stockholder                           -               -              -                -          (8,556)        (8,556)

Balance as of December 31, 2002                   30         $ 2,550        $ 4,650                -        $ 35,380       $ 42,580


                   The accompanying notes are an integral part
                    of these statutory financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Cash Flows
For the Years Ended December 31, 2002, 2001 and 2000
(In thousands)
--------------------------------------------------------------------------------

                                                                   2002            2001            2000
                                                                                 RESTATED        RESTATED
                                                                __________      __________      __________

Cash from operations:
Premiums and annuity considerations received                    $  60,042       $  60,011       $  58,010
Net investment income received                                     42,445          50,607          49,122
Other income received                                               3,084           2,221           4,138
Death and accident and health benefits paid                       (32,787)        (30,257)        (31,687)
Surrender benefits paid                                           (26,640)        (30,144)        (28,518)
Annuity benefits paid                                             (38,954)        (39,823)        (54,657)
Net transfers to separate accounts                                 20,142          19,783          23,187
Reserve changes due to modified coinsurance                         3,180           4,480           7,142
Other benefits paid                                                (1,911)         (2,091)         (1,725)
Federal income taxes paid excluding tax on capital gains              327          (5,741)         (6,846)
Dividends paid to policyholders                                      (749)           (715)           (555)
Commissions paid                                                   (5,228)         (6,088)         (5,804)
General expenses, taxes, licenses and fees                        (19,479)        (20,116)        (18,004)
Net cash from operations                                            3,472           2,127          (6,192)

Cash from investments:
Proceeds from investments sold or matured, net of tax on
  capital gains                                                   220,344         165,325          51,477
Cost of investments acquired                                     (191,268)       (169,760)       (100,761)
Net decrease in policy loans                                        3,632           2,522           2,434
Net cash from investments                                          32,708          (1,913)        (46,850)

Cash from financing activities and miscellaneous sources:
Surplus debenture payments                                              -               -          (5,896)
Interest paid on surplus debentures                                     -               -            (256)
Dividend paid to stockholder                                       (8,556)        (11,083)              -
Other sources and applications, net                                (7,553)         (3,427)         (1,844)
Net cash from financing activities and miscellaneous sources      (16,109)        (14,510)        ( 7,996)

Net increase (decrease) in cash and short-term investments         20,071         (14,296)        (61,038)

Cash and short-term investments at beginning of year              111,683         125,979         187,017

Cash and short-term investments at end of year                  $ 131,754       $ 111,683       $ 125,979

                 The accompanying notes are an integral part of
                     these statutory financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

1.   Organization and Summary of Significant Accounting Policies

     Organization

     Investors Life Insurance Company of North America ("Investors-NA" or the "Company") is a wholly-owned subsidiary of InterContinental Life Corporation ("ILCO"), a life insurance holding company. Effective May 18, 2001, ILCO became a wholly-owned subsidiary of Financial Industries Corporation ("FIC"), also a life insurance holding company. Prior to May 18, 2001, FIC owned approximately 48% of ILCO's outstanding common stock.

     Prior to February 19, 2002, the Company owned 100% of Investors Life Insurance Company of Indiana ("Investors-IN"), a life insurance company, and ILG Securities Corporation ("ILG"), a registered broker-dealer. On February 19, 2002, Investors-IN was merged with and into Investors-NA, with Investors-NA being the surviving corporation. The merger was approved by the Washington Department of Insurance in January 2002 and by the Indiana Department of Insurance in February 2002. Investors-NA assumed all of the assets and liabilities of Investors-IN.

     The Company is principally engaged in administering existing portfolios of individual life insurance policies and annuity products. The Company is also engaged in the business of marketing and underwriting individual life insurance and annuity products in 49 states and the District of Columbia. Such products are marketed through independent, non-exclusive general agents. The Company also administers an in-force book of credit life and disability insurance.

     Summary of Significant Accounting Policies

     Basis of Presentation The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Washington (the "Department") or the National Association of Insurance Commissioners ("NAIC"). Effective January 1, 2001, the State of Washington required that insurance companies domiciled in the State of Washington prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001, subject to any deviations prescribed or permitted by the State of Washington insurance commissioner.

     These accounting practices differ in certain respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences from GAAP are:

     a) Policy reserves are based on statutory mortality and interest requirements and are calculated without consideration of withdrawals rather than on the basis of mortality, interest and withdrawal assumptions used under GAAP. In addition, statutory reserves include reserves calculated for interest sensitive products, whereas for GAAP, such products are accounted for on a deposit basis.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

     b) Costs of writing business, such as commissions and underwriting costs, are expensed in the year incurred. Under GAAP, such costs are deferred and amortized against future earnings. Likewise, costs of acquiring business are charged to surplus as incurred, whereas under GAAP, such costs are capitalized and amortized against earnings ratably over the lives of the policies.

     c) Under statutory accounting principles, acquisitions, whereby the investor receives the equity of the investee and only one entity survives, are recorded under the statutory merger method. Under the statutory merger method, the recorded assets, liabilities, and related surplus accounts of the constituents are carried forward to the combined corporation at their recorded statutory amounts. Income of the combined reporting entity includes income of the constituents for the entire fiscal period in which the combination occurs. For mergers, prior year amounts in the financial statements are restated as if the merger had occurred as of January 1 of the prior year. Accordingly, the prior year amounts in these financial statements have been restated to include the 2001 and 2000 financial statement amounts of Investors-IN.

          The results of operations of Investors-IN that are included in the combined statutory statements of operations and changes in capital and surplus for the years ended December 31, 2001 and 2000 are as follows (in thousands). The amounts below have been restated to reflect the adjustments applicable to Investors-IN described in the final subsection of this Note 1.

                                                             2001         2000
                                                           RESTATED     RESTATED
                                                           _________   _________
          Total revenues                                   $ 20,998    $ 22,369
          Net income                                          2,587       2,632
          Other changes in surplus:
            Change in net unrealized capital gain             1,704          37
            Decrease in non-admitted assets                   1,109         411
            Decrease in asset valuation reserve                (728)       (155)
            Change in net deferred income tax                  (326)          -
            Cumulative effect of change in accounting
              principle                                         841           -

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

          Under GAAP, such transactions may be recorded under the purchase method of accounting, whereby all assets and liabilities are recorded at their fair value and any excess of cost over fair value of net assets acquired is recorded as goodwill. The acquired company's earnings are included with the acquiring company's earnings only from the date of the combination forward.

     d) Certain assets, which are designated as "non-admitted" by the laws and regulations of the State of Washington, are excluded from the statements of admitted assets, liabilities and capital and surplus and are charged to surplus. These "non-admitted assets," which are primarily comprised of certain fixed assets and receivables, totaled approximately $17.1 million and $17.0 million (restated) at December 31, 2002 and 2001, respectively. Non-admitted assets at December 31, 2002 are stated after the effects of the adjustments described in the final subsection of this Note 1.

     e) For statutory accounting purposes, the asset valuation reserve ("AVR"), which makes provision for the risk of asset default, is charged directly to unassigned surplus. Under GAAP, no provisions for default losses are accrued unless considered other than temporary and are charged directly to net income.

     f) Under statutory accounting practices, net capital gains on fixed income securities resulting from interest rate fluctuations, net of applicable income taxes, are recorded as a liability in an interest maintenance reserve ("IMR"). The resulting deferred gain or loss is recognized over the remaining period to maturity. Under GAAP, no such liability is recorded.

     g) Fixed maturities classified as "available for sale" are carried at market value under GAAP and unrealized gains or losses are reflected as a component of accumulated other comprehensive income. These securities are carried at amortized cost under statutory accounting practices. Net unrealized investment gains and losses are not segregated as a component of unassigned surplus.

     h) Policy reserves in the statements of assets, liabilities and capital and surplus are reported net of reinsurance reserve credits. Likewise, premium revenues and policy benefits in the statements of operations are reported net of reinsurance. Under GAAP, reserves and related reinsurance recoverables are presented on a gross basis in the balance sheet; premium revenues and policy benefits may be reported net of reinsurance in the income statement.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

     i) Surplus debentures are included as a component of surplus. Under GAAP, such debentures are included as a liability.

     j) Premiums received from and benefits paid on universal life and investment-type products are recognized as revenue and expense in the statutory statements of operations. Under GAAP, these types of policies are accounted for using a deposit method of accounting.

     k) The statements of cash flows are shown in the format prescribed by statutory accounting rather than those prescribed by GAAP.

     l) Deferred premiums are recorded as an asset; GAAP requires such balances to be offset against related policy liabilities. Premiums and annuity considerations deferred and uncollected by line of business are as follows at December 31, 2002 and 2001 (in thousands):

                                              2002                  2001
                                        ___________________  ___________________
                                                   Net of                Net of
                                        Gross      Loading    Gross      Loading
          Ordinary first year           $    6     $    6     $   18     $   35
          Ordinary renewal business      3,366      3,541      3,595      3,664
          Accident & health renewal
            business                         -          -          3          3
          Annuity considerations due     3,106      3,106      4,317      4,317
                                        $6,478     $6,653     $7,933     $8,019

          Accounting Changes Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 ("NAIC SAP") are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased unassigned surplus, of $2.8 million (restated) as of January 1, 2001. This adjustment mainly related to deferred tax assets (Note 5).

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

          Investments Bonds are carried at amortized cost using the interest method. Premiums and discounts on collateralized mortgage obligations ("CMOs") are amortized over the stated maturity of the CMOs, with consideration given to estimates of prepayments in the amortization of those premiums and discounts.

          Common stocks are carried at market value. Market value of common stock in subsidiaries is determined on an equity basis. As permitted by the State of Washington, market value of common stock investments in upstream investments, i.e. FIC, is reduced by the proportionate share of the Company's capital and surplus to total consolidated equity of these companies. At December 31, 2002, the amount deducted from the value of the Company's ownership of FIC common stock was $4,457,300.

          The Company's general investment philosophy is to hold bonds and common stocks for long-term investment. However, in response to changing market conditions, liquidity requirements, interest rate movements and other investment factors, fixed maturities may be sold prior to their maturity. Realized gains and losses on the disposal of investments, net of taxes and amounts deferred as part of the IMR, are recognized in net income. The cost of investments sold is determined on the specific identification basis, except for stocks, for which the first-in, first-out method is employed. Unrealized gains and losses are charged to surplus.

          The cost basis of bonds and common stocks are adjusted for impairments, which are declines in value that are considered other than temporary. When impairment of the value of an investment is considered other than temporary, the decrease in value is reported in net income as a realized investment loss and a new cost basis is established. In evaluating whether a decline in value is other than temporary, management considers several factors including, but not limited to, the following: (1) whether the decline is substantial; (2) the duration; (3) the reasons for the decline in value (credit event, interest-related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition and near term prospects of the issuer.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

          Mortgage loans and policy loans are carried at their unpaid balances.

          Real estate occupied by the Company and held for investment is carried at cost less accumulated depreciation. Depreciation is calculated using straight line and accelerated methods over estimated useful lives of 40 years. Real estate assets under construction are not depreciated until they are completed. The total amount capitalized for construction in progress and included as real estate in the accompanying statements of admitted assets, liabilities and capital and surplus was $0 and $20,265,691 at December 31, 2002 and 2001, respectively. Depreciation expense for real estate for 2002, 2001 and 2000 amounted to $2,574,358, $1,993,474 and $669,353, respectively.
          The Company records both the revenue and expenses related to its occupancy of real estate owned.

          The Company's management reviews the performance of real estate investments on an on-going basis for impairment as well as when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Management identifies properties it intends to sell and properties it intends to hold for use. Currently management intends to hold for use all invested real estate. For each asset held for use, the Company applies a probability-weighted estimation approach to recovery of the carrying amount of the asset to determine if the sum of expected future cash flows (undiscounted and without interest charges) of the asset exceeds its carrying amount. If the sum of expected future cash flows (undiscounted and without interest charges) is less than the net book value of the asset, the excess of the net book value over the Company's estimate of fair value of the asset is charged to current earnings. The Company's estimate of fair value of the asset then becomes the new cost basis of the asset and this new cost basis is then depreciated over the asset's remaining life. Based on the application of the above policy, the Company has determined that no impairment is considered to exist with respect to its invested real estate as of December 31, 2002 and 2001.

          Cash and Short-Term Investments Cash is composed of deposits with financial institutions and investments with original maturities of three months or less. Short-term investments include investments with original maturities of one year or less and are carried at amortized cost.

          Aggregate Reserves for Life Policies and Contracts Aggregate reserves for life policies and contracts are based on statutory mortality tables and interest assumptions ranging from 2% to 6% using the Net Level Premium or the Commissioners' Reserve Valuation Method.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------


          The  primary   mortality   tables  utilized  are  the  1941  and  1958
          Commissioners Standard Ordinary ("CSO") tables, except for contracts issued in 1986 and later for which the 1980 CSO Mortality Table is used. Premium deficiency reserves are held (when the gross premium charged is less than the valuation net premium) in the amount equal to the present value of such deficiency.

          Reserves for annuities in pay status are established using the Progressive Annuity Table, A49 MOD 60 Table, the 1971 IAM Table, or the 1983 Commissioners Annuity Reserve Valuation Method Table with interest rate assumptions ranging from 3% to 13.25%. During the deferred period, annuity reserves are established using a retrospective accumulation of cash value based on declared interest rates that vary depending on the Company's expectation of investment return.

          Policy and Contract Claims Policy and contract claims include provisions for reported claims and claims incurred but not reported. The provision for claims incurred but not reported is estimated based on Company experience. The liability for policy and contract claims is subject to the impact of changes in claim severity, frequency and other factors. Although there is considerable variability inherent in such estimates, management believes that the liability recorded is adequate.

          Premium Recognition Universal life insurance and annuity premiums are recognized as earned when collected. Traditional life premiums, after adjustment for deferred and uncollected premiums, are recognized as earned on the policy anniversary date.

          Separate Accounts Assets held for purchasers of investment annuity contracts or variable annuity contracts, and the related liabilities, are included in the statutory statements of admitted assets, liabilities and capital and surplus. These accounts are maintained independently from the general account of Investors-NA. All assets supporting the separate account liabilities are carried at market value. Investment earnings from these separate account assets accrue directly to the policyholders and are not included in the Company's statements of operations, with the exception of gains and losses on the Company's seed money investment in the separate accounts, which are recorded directly to unassigned surplus.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

          Reinsurance Reinsurance premiums, commissions, loss and expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

          Use of Estimates The preparation of these statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Because of the inherent subjectivity of this process, actual results may differ from those estimates.

          Reclassification Certain prior year amounts have been reclassified to conform with the 2002 presentation.

          Accounting Practices that differ from NAIC SAP The Department has taken a position with respect to the reserve methodology for flexible premium universal life insurance policies that differs from that found in NAIC SAP. A reconciliation of the Company's capital and surplus at December 31, 2002 and 2001 between NAIC SAP and practices prescribed
          and   permitted  by  the  State  of  Washington  is  shown  below  (in thousands):

                                                          2002         2001
                                                                     RESTATED
                                                        _________    _________
          Capital and surplus as presented
            in the accompanying financials
            statements                                  $ 42,580     $  51,042
          Aggregate reserve for life, annuity
            and accident and health contracts                861         1,900
          Capital and surplus per NAIC SAP              $ 43,441     $  52,942

          Reconciliation to Annual Statement and Restatement of December 31, 2001 and 2000 Financial Statements During 2002, the Company identified certain policyholder benefits and expenses that were understated due to an interface error between the policy administration system and the general ledger. The Company extended its investigation to determine the years affected and expanded the scope of its review to include other areas, including certain adjustments that were deemed not material in prior years. As a result of this review, certain adjustments that affected the statutory financial statements as of and for the years ended December 31, 2002, 2001 and 2000 and for the years ended prior to January 1, 2000 were identified.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------


          Adjustments were made to the amounts reported in the Annual Statement as of and for the year ended December 31, 2002 for the following items:

          1. The Company identified one bond at December 31, 2002 that was considered to be impaired and reduced the cost basis of the bond to fair value. The write down was included in net realized capital losses with a corresponding adjustment made to decrease bonds.

          2. The Company did not adjust the carrying value of one bond rated with an NAIC designation of "6" in 2001 for the recovery in value of the bond in 2002. The bond balance was increased with a corresponding adjustment made to increase change in unrealized losses included in unassigned surplus.

          3. Certain premiums earned, commissions, death benefits and annuity benefits incurred in 2002 were not recorded due to an interface error between the Company's policy administration system and its general ledger. The respective income statement items were adjusted with a corresponding adjustment made to decrease receivable from affiliate.

          4. Due to a misstatement of unrealized capital gains and losses used in the asset valuation reserve calculation, the Company overstated its asset valuation reserve at December 31, 2002. The asset valuation reserve was decreased with a corresponding adjustment made to increase to the change in asset valuation reserve included in unassigned surplus.

          5. An unreconciled difference between suspense account balances included in the Company's general ledger and those included in its policy administration system resulted in an unsupported net asset (included in other liabilities) that should have been written off. The other liabilities balance was increased with a corresponding adjustment made to increase policyholder claims and benefits expense.

          6.   Litigation  settlements  made  in  2003  related  to  matters  in existence at December 31, 2002 were accrued. The other liabilities balance was increased with a corresponding adjustment made to increase other operating expenses.

          7. Federal income tax amounts were adjusted to reflect the impact of the above items.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------


          8. The balance sheet as of December 31, 2002 was adjusted for the cumulative impact of the restatement adjustments to the financial statements for 2001 and 2000 described below.

          The statutory financial statements as of and for the years ended December 31, 2001 and 2000 were restated for the following items. Adjustments related to periods prior to January 1, 2000 have been reflected as a prior period adjustment to unassigned surplus as of January 1, 2000.

          1. Certain death benefits and annuity benefits incurred during the years ended 1999, 2000 and 2001 were not recorded due to an interface error between the Company's policy administration system and its general ledger. The respective income statement items were adjusted with a corresponding adjustment made to decrease receivable from affiliate.

          2. Agency advances and other receivables had not been comprehensively analyzed for collectibility and contained balances that should have been written off. For receivables and other assets that were non-admitted, the receivable was written off with a corresponding adjustment to the change in non-admitted assets in unassigned surplus. For receivables and other assets that were admitted, the other assets balance was decreased and a corresponding adjustment was made to decrease unassigned surplus as of January 1, 2000.

          3. Certain adjustments to reinsurance recoverables that related to periods prior to January 1, 2000 were recorded during 2000. Premiums and policyholder claims and benefits were decreased with a corresponding adjustment made to increase unassigned surplus as of January 1, 2000.

          4. An unreconciled difference between suspense account balances included in the Company's general ledger and those included in its policy administration system resulted in an unsupported net asset (included in other liabilities) that should have been written off. Changes in the balance of the unreconciled difference were reflected in income in 2001 and 2000 as an adjustment to other liabilities with a corresponding adjustment made to policyholder claims and benefits. Unreconciled differences arising in periods prior to January 1, 2000 were written off by increasing other liabilities with a corresponding adjustment made to decrease unassigned surplus as of January 1, 2000.

          5. Certain lease termination benefits had been deferred instead of being recognized in income in the period the lease was terminated. The other liabilities balance was decreased with a corresponding adjustment made to decrease other operating expenses.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------


          6. Federal income tax amounts have been adjusted for the above items, including the cumulative effect of the change in accounting principle recognized at January 1, 2001 for the establishment of deferred income taxes.

          7. In the 2001 financial statements, a reclassification was made between the provision for federal income taxes and aggregate write-ins for gains and losses on surplus for certain provision/return differences related to prior years.

          The impact of the above adjustments on net income, surplus, total assets and total liabilities and on individual financial statement items was as follows for each year presented:

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

2002
________________________________________________________________________________

                                                As Reported                               Adjusted
                                               In the Annual        As Reported           Increase
                                                 Statement             Herein            (Decrease)
                                                ____________        ____________        ____________
Statutory statement of admitted
   assets, liabilities and capital
    and surplus:
   Bonds                                        $   420,652         $   420,234         $      (418)
   Receivable from parents,
    subsidiaries and affiliates                      12,577               4,437              (8,140)
   Federal income tax recoverable                    11,485              13,717               2,232
   Other assets                                       1,815               1,791                 (24)
   Total assets                                   1,084,660           1,078,310              (6,350)

   Asset valuation reserve                            7,004               6,139                (856)
   Other liabilities                                 16,835              24,591               7,756
   Total liabilities                              1,028,839           1,035,730               6,891

   Unassigned suplus                                 48,621              35,380             (13,241)
   Total capital and surplus                         55,821              42,580             (13,241)
   Total liabilities, capital and
    surplus                                       1,084,660           1,078,310              (6,350)

Statutory statement of operations:
   Insurance premiums and annuity
    considerations                                   61,391              61,563                 172
   Total revenues                                   103,201             103,373                 172

   Policyholder claims and benefits                  74,719              76,259               1,540
   Commissions                                        5,228               5,234                   6
   Other operating expenses                          20,005              20,230                 225
   Total benefits, losses and expenses               99,952             101,723               1,771

   Operating income before federal
    income taxes and net realized
    capital losses                                    3,249               1,650              (1,599)

   Federal income taxes                                (327)               (808)               (481)

   Net income from operations                         3,576               2,458              (1,118)

   Net realized capital losses                         (580)             (1,043)               (463)

   Net income                                         2,996               1,415              (1,581)

Statutory statement of capital and surplus:
   Net income                                         2,996               1,415              (1,581)
   Change in net unrealized gains (losses)             (942)               (913)                 29
   Change in asset valuation reserve                    (37)                829                 866
   Change in deferred net income tax                  4,087               4,328                 241

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

2001
________________________________________________________________________________

                                                As Reported                               Adjusted
                                               In the Annual        As Reported           Increase
                                                 Statement             Herein            (Decrease)
                                                ____________        ____________        ____________
Statutory statement of admitted
   assets, liabilities and capital
    and surplus:
   Receivable from parents, subsidiaries
    and affiliates                              $     7,716         $     1,230         $    (6,486)
   Federal income tax recoverable                     6,118               7,644               1,526
   Other assets                                       1,267               1,243                 (24)
   Total assets                                 $ 1,139,977           1,134,993              (4,984)

   Other liabilities                                  6,032              13,844               7,812
   Total liabilities                              1,076,139           1,083,951               7,812

   Unassigned surplus                                56,638              43,842             (12,796)
   Total capital and surplus                         63,838              51,042             (12,796)
   Total liabilities, capital and
    surplus                                       1,139,977           1,134,993              (4,984)

Statutory statement of operations:
   Insurance premiums and annuity
    considerations                                   60,065              60,067                   2
   Total revenues                                   109,286             109,288                   2

   Policyholder claims and benefits                  68,939              72,132               3,193
   Total benefits, losses and expenses               95,599              98,792               3,193

   Operating income before federal
    income taxes and net realized
    capital losses                                   13,687              10,496              (3,191)

   Federal income taxes                               5,201               5,287                  86

   Net income from operations                         8,486               5,209              (3,277)

   Net income                                         8,325               5,048              (3,277)

Statutory statement of capital and surplus:
   Net income                                         7,122               5,048              (2,074)
   Cumulative effect of change in
    accounting principle                              3,876               2,811              (1,065)
   Aggregate write-ins for gains and
    and losses in surplus                            (1,203)                  -               1,203

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

2000
________________________________________________________________________________


                                                As Reported
                                                  In The
                                                 Combined
                                                  Annual
                                               Statements of
                                               Investors-NA                               Adjusted
                                                   and              As Reported           Increase
                                               Investors-IN            Herein            (Decrease)
                                                ____________        ____________        ____________
Statutory statement of operations:
   Insurance premiums and annuity
    considerations                                $  60,797           $  59,799           $   (998)
   Total revenues                                   113,015             112,017               (998)

   Policyholder claims and benefits                  70,732              73,759              3,027
   Other operating expenses                          18,619              18,536                (83)
   Total benefits, losses and expenses               95,155              98,099              2,944

   Operating income before federal
    income taxes and net realized
    capital losses                                   17,860              13,918             (3,942)

   Federal income taxes                               6,777               5,368             (1,409)

   Net income from operations                        11,083               8,550             (2,533)

   Net income                                        11,083               8,550             (2,533)

Statutory statement of capital and surplus:
   Balance as of December 31, 1999                   75,169              68,045             (7,124)
   Net income                                        11,083               8,550             (2,533)
   Balance as of December 31, 2000                   71,661              62,004             (9,657)

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

2.   Investments

     The carrying value and market value of investments in bonds by category at December 31, 2002 are as follows (in thousands):

                                                          Gross           Gross
                                        Carrying        Unrealized      Unrealized        Market
                                          Value           Gains           Losses           Value
                                        __________      __________      __________       __________
     U.S. Treasury securities and
       obligations of U.S. Government
       agencies and corporations        $ 154,023       $   3,895       $     (42)       $ 157,876
     Obligations of states and
       political subdivisions               6,095             613               -            6,708
     Industrial and miscellaneous          33,288           1,907            (272)          34,923
     Public utilities                      31,798             751            (308)          32,241
     Parent and affiliates                 23,054               -               -           23,054
     Mortgage-backed securities           171,976           8,199          (2,464)         177,711
        Total bonds                     $ 420,234       $  15,365       $  (3,086)       $ 432,513


     The cost and market value of investments in common stocks by category at December 31, 2002 are as follows (in thousands):

                                                 Gross          Gross
                                               Unrealized     Unrealized        Market
                                   Cost          Gains          Losses           Value
                                __________     __________     __________      __________
     Parent and affiliates      $  3,060       $  5,967       $    (38)       $  8,989
     Other                            39             20            (34)             25
        Total common stocks     $  3,099       $  5,987       $    (72)       $  9,014

     The carrying value and market value of investments in bonds by category at December 31, 2001 are as follows (in thousands):

                                                          Gross           Gross
                                        Carrying        Unrealized      Unrealized        Market
                                          Value           Gains           Losses           Value
                                        __________      __________      __________       __________
     U.S. Treasury securities and
       obligations of U.S. Government
       agencies and corporations        $ 158,831       $   3,162       $  (2,107)       $ 159,886
     Obligations of states and
       political subdivisions               5,611             264               -            5,875
     Industrial and miscellaneous          31,672           1,183            (268)          32,587
     Public utilities                      44,323             441            (931)          43,833
     Parent and affiliates                 29,202               -               -           29,202
     Mortgage-backed securities           177,735              69               -          177,804
        Total bonds                     $ 447,374       $   5,119       $  (3,306)       $ 449,187

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

     The cost and market value of investments in common stocks by category at December 31, 2001 are as follows (in thousands):

                                                 Gross          Gross
                                               Unrealized     Unrealized        Market
                                   Cost          Gains          Losses           Value
                                __________     __________     __________      __________
     Parent and affiliates      $  3,044       $  7,387       $    (36)       $ 10,395
     Other                            40             47            (34)             53
        Total common stocks     $  3,084       $  7,434       $    (70)       $ 10,448

     Other than temporary impairments The Company identified one bond at December 31, 2002, which was considered to be impaired and reduced its carrying value by $463,000. There were no impairments in the value of investments in 2001 or 2000 which were considered other than temporary.

     Mortgage loans The Company participated with a third party in two mortgage loans in New York state, Champlain Centre Mall and Salmon Run Mall, with a total balance due of $4.60 million at June 30, 2002. On June 18, 2002, the Company agreed to a proposed payoff of these loans at a discount. The borrower paid off the loans in August, 2002 with a payment of $3.64 million. The Company reduced the carrying value of the two loans by $0.96 million as of June 30, 2002 as an impairment of an invested asset. The impairment loss is included in realized losses on investments in the income statement.

     Invested real estate The Company purchased property known as River Place Pointe in October 1998. It consists of 47.995 acres of land in Austin, Texas. The aggregate purchase price for these tracts was $8.1 million. The site development permit allowed for the construction of seven office buildings totaling 600,000 square feet, with associated parking, drives and related improvements. Construction on the first section of the project, which consisted of four office buildings, an associated parking garage, and related infrastructure was completed during 2000 and 2001. The second section of construction, which included three more office buildings, an associated parking garage, and related infrastructure was completed by the end of 2002. The Company and its affiliates occupy Building One of River Place Pointe, consisting of approximately 76,143 square feet of space and approximately 5,000 square feet of Building Four. Approximately 222,007 square feet of the remaining 320,691 square feet from Buildings Two, Three and Four is leased to third parties. The remaining buildings are not leased. At December 31, 2002, invested real estate includes approximately $73.98 million relating to the River Place Pointe property, not including $19.70 million reported as real estate occupied by Company.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

     The carrying values of investments at December 31, 2002 and 2001 that were non-income producing, excluding the non-leased buildings of River Place Pointe, for the preceding twelve months were as follows (in thousands):

                                                    2002            2001
                                                ____________    _____________
     Mortgage loans                             $     -         $     52
                                                $     -         $     52

     The non-leased buildings of the River Place Pointe real estate investment were non-income producing in 2002. The carrying value of the non-leased buildings at December 31, 2002 is $31.1 million.

     An analysis of the Company's net investment income for the years ended December 31, 2002, 2001 and 2000 is as follows (in thousands):

                                           2002           2001           2000
                                        __________     __________     __________
     Interest on bonds                  $  31,451      $  32,882      $  35,729
     Interest on short-term
      investments                           1,690          5,764          7,893
     Interest on policy loans               3,118          3,316          3,466
     Interest on mortgage loans               251            432            585
     Income on real estate                  8,817          8,175          2,569
                                        $  45,327      $  50,569      $  50,242

     Equity in earnings of wholly-
      owned subsidiary                         15             22             16
     Dividends on common stock of
      affiliate                               211            779             35
     Other income                              42            155            290
     Amortization of IMR                      447            416            400
     Gross investment income               46,042         51,941         50,983
     Less investment expenses              (2,752)        (2,248)          (449)
     Less depreciation on real estate
      and other invested assets            (2,573)        (1,996)          (671)
       Net investment income            $  40,717      $  47,697      $  49,863


     Proceeds from sales of bonds were approximately $60,348,000, $77,548,000 and $9,666,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

     There were no realized capital gains and losses for the year ended December 31, 2000. Realized capital gains and losses for the years ended December 31, 2002 and 2001 are as follows (in thousands):

                                                           2002          2001
                                                        __________    __________
     Net gains on sales of bonds                        $    911      $    147
     Net gains on sales of short-term investments              1             1
     Net gains on sales of other invested assets              15           134
     Impairment loss on bond                                (463)            -
     Impairment loss on mortgage loan investment            (955)            -
     Less amounts deferred as IMR                           (592)         (345)

     Income tax (benefit) provision                       (1,083)          (63)
     Net realized capital losses                             (40)           98
                                                        $ (1,043)         (161)

     The carrying value and market value of bonds at December 31, 2002 are shown below by contractual maturity (in thousands). Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 Carrying          Market
                                                   Value            Value
                                                ____________    ______________
     Due in one year or less                    $   9,086       $    9,271
     Due after one year through five years         41,579           42,517
     Due after five years through ten years        17,292           18,203
     Due after ten years                          180,301          184,811
                                                  248,258          254,802
     Mortgage-backed securities                   171,976          177,711
                                                $ 420,234       $  432,513

2.   Reinsurance

     Ceded
     The Company reinsures portions of certain policies it writes, thereby providing greater diversification of risk and minimizing exposure on larger policies. The Company's maximum retention on any one individual policy is $250,000. Policy liabilities and contract-holder deposit funds are reported in the accompanying statutory financial statements net of such reinsurance ceded. The Company remains liable to the extent the reinsurance companies are unable to meet their obligations under these agreements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

    The amounts deducted in the accompanying statutory financial statements for reinsurance ceded are as follows (in thousands):

                                                    2002            2001
     Aggregate reserve for life, annuity and    _____________   _____________
       accident and health contracts            $   9,020       $   11,931
     Other policy claims and benefits payable       1,973       $    1,355


     Estimated amounts recoverable from reinsurers on paid claims were $1,987,883 and $2,473,279 at December 31, 2002 and 2001, respectively.
     Commissions and expense allowances due from reinsurers were $11,315 and $12,410 at December 31, 2002 and 2001 respectively. Total premiums ceded during 2002, 2001 and 2000 were $8,984,337, $10,329,494 and $10,181,867, respectively.

     Assumed
     In 1995, Investors-NA entered into a reinsurance agreement with Family Life Insurance Company ("Family Life") pertaining to universal life insurance written by Family Life, a wholly-owned subsidiary of FIC. The reinsurance agreement is on a co-insurance basis and applies to all covered business with effective dates on and after January 1, 1995. The agreement applies to only that portion of the face amount of the policy that is less than $200,000; face amounts of $200,000 or more are reinsured by Family Life with a third party reinsurer. In 1996, Investors-NA entered into a reinsurance agreement with Family Life, pertaining to annuity contracts written by Family Life. The agreement applies to contracts written on or after January 1, 1996. These reinsurance arrangements reflect management's plan to develop universal life and annuity business at Investors-NA, with Family Life concentrating on the writing of term life insurance products.

     Total premiums assumed during 2002, 2001 and 2000 were $5,907,698, $6,764,980 and $4,703,510, respectively.


4.   Separate Accounts

     The Company maintains two separate accounts that relate to variable annuity business of a non-guaranteed return type. Each of the separate accounts is registered under the Investment Company Act of 1940 as a unit investment trust. The products consist of a single premium contract and a flexible premium contract.

     Net premiums and annuity considerations received for separate accounts in 2002, 2001 and 2000 were $80,547, $104,028 and $85,402, respectively.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

     The following reconciles net transfers per the Separate Accounts Statement to net transfers included in the Company's statements of operations for the years ended December 31, 2002 and 2001 (in thousands):

                                                     2002              2001              2000
                                                ______________    ______________    ______________
     Transfers to separate accounts             $        81       $       104       $       372

     Transfers from separate accounts               (20,590)          (20,003)          (27,048)

     Net transfers from separate accounts           (20,509)          (19,899)          (26,676)

     Reconciling adjustments:
        Charges for investment management,
          administration and contract
          guarantee                                     367               116             3,489

     Transfers as reported in the summary
      of operations of the Life, Accident
      and Health Annual Statement               $   (20,142)      $   (19,783)          (23,187)

5.    Federal Income Taxes

     Effective January 1, 2001 the Washington Department of Insurance adopted, in part, the Accounting Practices and Procedures Manual ("Manual") published by the National Association of Insurance Commissioners ("NAIC"). The Manual, previously known as "Codification", contains Statements of Statutory Accounting Principles ("SSAP"). SSAP No. 10 established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. SSAP No. 10 mandates the asset and liability method for computing deferred income taxes. Under this method, balance sheet amounts for deferred income taxes are computed based on the tax effect of the differences between the financial reporting and federal income tax basis of assets and liabilities using the tax rates that are expected to be in effect when the differences are anticipated to reverse. SSAP No. 10 also established the test for admission of deferred income tax assets.

     The adoption of the accounting principles outlined in the Accounting Practices and Procedures Manual, including SSAP No. 10, by the Company constitutes a change in accounting principles as defined in SSAP No. 3. Accordingly, the cumulative effect of the recognition of the admissible deferred tax asset or deferred tax liability is reported as an adjustment to unassigned surplus in the period the change in accounting principles occurs (January 1, 2001).

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

     The components of the net deferred tax asset at December 31 are as follows (in thousands):

                                                   2002             2001           Change
                                                                  RESTATED        RESTATED
                                                ____________    ____________    ____________
Deferred tax assets
        Deferred acquisition costs              $  3,402        $  3,820        $   (418)
        Property and equipment                       556             310             246
        Receivables from agents                      279             246              33
        Intercompany receivables                   1,956              (6)          1,962
        Prepaid expenses                             300               1             299
        Present value of future profits            1,412           1,737            (325)
        Unearned investment income                    80              78               2
        Reserves                                   4,695           5,743          (1,048)
        Unamortized PGAAP                            169             194             (25)
        S807(f) reserve adjustment                     -             134            (134)
        Reinsurance receivable                     1,073             532             541
        Bills receivable                             538             455              83
        Other                                        982             491             491
        Gross deferred tax asset                $ 15,442        $ 13,735        $  1,707

Deferred tax liabilities
        Bonds                                   $    231        $    422            (191)
        Common stock                               2,110           4,085          (1,975)
        Mortgage loans                                 -             586            (586)
        Real estate                                  418            (334)            752
        S807(f) reserve adjustment                    86             101             (15)
        Life premiums deferred and
         uncollected                               2,329           2,806            (477)
        Deferred intercompany gain                   544             554             (10)
        Separate account                            (434)            177            (611)
        Total deferred tax liabilities          $  5,284        $  8,397        $ (3,113)

        Non-admitted deferred tax asset         $  3,608        $  1,538        $  2,070

        Net deferred tax asset                  $  6,550        $  3,800        $  2,750

        Tax effect of unrealized gains
         (losses)                                                               $   (491)

        Change in net deferred income tax                                       $  4,329

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

     The Company did not recognize deferred tax liabilities on the balance of $12,581,906 maintained in its Policyholder Surplus Account, ("PSA") under the provisions of the Internal Revenue Code. This amount could become taxable to the extent that future shareholder dividends are paid from Shareholder Surplus Account ("SSA"). The balance of the SSA from which shareholder dividends can be made without triggering tax on the PSA balance is approximately $173 million.

     Total statutory income taxes for December 31, 2002 and 2001 consist of the following significant components (in thousands):

                                                                                                2001
                                            2002           2002               2001           Effective
                                           Amount        Effective           Amount           Tax Rate
                                                          Tax Rate          RESTATED          RESTATED
                                        _____________   _____________     _____________     _____________
     Tax on statutory income at
      statutory tax rate                $     578            35.0%        $  3,674              35.0%
     Pror year (overaccural)
      underaccural                         (1,804)         -109.3%           1,203              11.5%
     Change in non-admitted assets
      and other                            (2,868)         -173.8%          (2,670)            -25.4%
     Unrealized (loss) gain on
      separate account                       (667)          -40.4%             520               5.0%
     Excess compensation                        -             0.0%             457               4.4%
     Eliminate amortization of IMR           (184)          -11.2%               -               0.0%
     Other                                   (192)          -11.6%            (446)             -4.4%
     Total                              $  (5,137)         -311.3%        $  2,738              26.1%

     Federal income taxes incurred      $    (808)          -49.0%        $  5,287              50.4%
     Change in net deferred income
      tax                                  (4,329)         -262.3%          (2,549)            -24.3%
     Total statutory income taxes       $  (5,137)         -311.3%        $  2,738              26.1%

     Prior to the adoption of SSAP 10 on January 1, 2001, the Company was not required to recognize deferred tax assets or liabilities for statutory reporting purposes. Significant reconciling items between tax on restated operating income at the statutory federal rate of 35% in 2000 and the Company's restated provision for federal income taxes for the year ended December 31, 2000 related to differences between statutory and income tax policy reserves and accounting for deferred policy acquisition costs and other items.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

     Current income taxes incurred available for recoupment for the years 2002, 2001 and 2000 are $278,307, $2,720,711 and $4,315,485, respectively.

     The Company's federal income tax return was consolidated with the return of Investors-IN in 2001 and 2000. The method of tax allocation between the companies was subject to a tax allocation agreement. For each calendar year, the consolidated tax liability was apportioned to the Company and Investors-IN based on the relative federal income tax liability that would have been created by each company, as if each such company had computed its federal income tax liability on a separate company basis. In the event that the separate company calculation described above resulted in a net operating loss with respect to either company, the benefit that such loss contributed to the consolidated federal income tax return was allocated separately to the company that generated such loss on a separate return basis. Intercompany tax balances were settled on an annual basis.

6.   Life and Annuity Reserves

     The Company waives deduction of deferred fractional premiums upon death of an insured. The Company does not return any portion of the final premiums for the period beyond the date of death. Surrender values are not guaranteed in excess of the legally computed reserves.

     Traditional policies issued on a substandard basis are charged an extra premium, in addition to the standard gross premium. Additional mean reserves for substandard mortality is equal to one-half of the annual extra premium. Universal life policies issued on a substandard basis are charged an appropriate multiple of the standard cost of insurance scale. Additional reserves for substandard mortality is the unearned portion of the additional cost of insurance charge.

     The volume of insurance in which gross premiums are less than net premiums according to the standard of valuation required by the state was $69,615,161 and $77,902,674 at December 31, 2002 and 2001, respectively.
     Reserves in the amount of $492,664 and $615,565 to cover the above were provided at December 31, 2002 and 2001, respectively.

     The withdrawal characteristics of the Company's annuity actuarial reserves and deposit liabilities (including reserves for annuity contracts maintained in the Company's separate accounts) at December 31, 2002 and 2001 are as follows (in thousands):

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

                                                    2002                              2001
                                        _____________________________     ____________________________
                                                            % of                             % of
                                           Amount           Total            Amount          Total
                                        ____________     ____________     ____________    ____________
 Subject to discretionary withdrawal
  with adjustments:
    with market value adjustment        $  333,593          69.37%        $  389,742          74.43%
    at book value less surrender charge     58,907          12.25%            45,480           8.68%
      Subtotal                          $  392,500          81.62%           435,222          83.11%

Subject to discretionary withdrawal
  without adjustment:
    at book value                           72,739          15.12%            77,427          14.79%
Not subject to discretionary withdrawal
  provision                                 15,683           3.26%            10,976           2.10%
Total annuity acturial reserves and
  deposit liabilities (gross)              480,922            100%           523,625            100%
Reinsurance ceded                            3,175                             3,371
Total annuity actuarial reserves and
  deposit liabilities (net)             $  477,747                        $  520,254

7.   Capital and Surplus

     Under current Washington law, any proposed payment of a dividend or distribution, together with dividends or distributions paid during the preceding twelve months, is limited to the greater of i) 10% of statutory surplus as of the preceding December 31, or ii) statutory net gain from operations for the preceding calendar year, unless prior approval of the Washington Insurance Commissioner is obtained. In addition, dividends may be paid only from earned surplus.

     The insurance regulations of the State of Washington require minimum capital of $2,400,000 and minimum surplus of $2,400,000. The NAIC requires that companies maintain certain amounts of capital and surplus based on an insurer's investment and insurance risk. The ability of the Company to pay dividends could be further limited by these requirements.

     The Company is required to comply with the NAIC's Risk-Based Capital (RBC) requirements. Under the RBC standards, risks specific to the Company in such areas as asset risk, insurance risk, interest rate risk and business risk are evaluated and compared to the Company's capital and surplus to determine solvency margins. The Company's RBC solvency margins at December 31, 2002 were in excess of NAIC standards.

8.   Employee Benefit Plans

     Retirement Plan ILCO maintains a retirement plan, ("ILCO Pension Plan") covering substantially all employees of the Company and its subsidiaries. The ILCO Pension Plan is a non-contributory, defined benefit pension plan, which covers each eligible employee who has attained 21 years of age and has completed one year or more of service. Each participating subsidiary company contributes an amount necessary (as actuarially determined) to fund the benefits provided for its participating employees. For the years ended December 31, 2002, 2001 and 2000, no contributions were made by the Company.

     The ILCO Pension Plan's basic retirement income benefit at normal retirement age is 1.57% of the participant's average annual earnings less 0.65% of the participant's final average earnings up to covered compensation multiplied by the number of his/her years of credited service. For participants who previously participated in the ILCO Pension Plan maintained by ILCO for the benefit of former employees of the IIP Division of CIGNA Corporation ("IIP Plan"), the benefit formula described above applies to service subsequent to May 31, 1996. With respect to service prior to that date, the benefit formula provided by the IIP Plan is applicable, with certain exceptions applicable to former IIP employees who are classified as highly compensated employees.

     Former eligible IIP employees commenced participation automatically. The ILCO Pension Plan also provides for early retirement, postponed retirement and disability benefits to eligible employees. Participant benefits become fully vested upon completion of five years of service, as defined, or attainment of normal retirement age, if earlier.

     No pension expense for the ILCO Pension Plan was allocated to the Company in 2002, 2001 and 2000.

     The following summarizes the benefit obligation and fair value of plan assets of the ILCO Pension Plan at December 31, 2002 and 2001 (in thousands):

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

                                                         2002            2001
                                                     __________      __________
Change in benefit obligation
   Benefit obligation at beginning of period         $  14,492       $  13,552
   Service cost                                            544             465
   Interest cost                                         1,023             965
   Benefits paid                                          (603)           (490)
   Loss due to experience                                  916               -
Benefit obligation at end of year                    $  16,372       $  14,492
Change in plan assets
Fair value of plan assets at beginning of year       $  17,293       $  16,835
   Actual return on plan assets                          1,124             948
   Benefits paid                                          (603)           (490)
Fair value of plan assets at end of year             $  17,814       $  17,293

     The significant assumptions for the ILCO Pension Plan are as follows:

     The discount rate for projected benefit obligations was 6.75% and 7.25% in 2002 and 2001, respectively. The assumed long-term rate of compensation increases was 5.0% for 2002 and 2001. The assumed long-term rate of return on plan assets was 8.0% for 2002 and 2001. There were no assumed expenses as a percentage for 2002 and 2001.

     Savings and Investment Plan and Employee Stock Ownership Plan Employees of the Company and its affiliates may participate in the ILCO Savings and Investment Plan ("401(k) Plan").

     The 401(k) Plan allows eligible employees who have met a one-year service requirement to make contributions to the 401(k) Plan on a tax-deferred basis and provides for a matching contribution by participating companies. The match, which is in the form of FIC common stock, as defined by the 401(k) Plan is not to exceed 1% of the participant's plan compensation. Effective as of January 1, 2000, the 401(k) Plan was amended to increase the employer matching contribution rate from 1% to 2%. Allocations are made on a quarterly basis to the account of participants who have at least 250 hours of service in that quarter. A 401(k) Plan participant may elect to contribute up to 16% of eligible earnings on a tax deferred basis, subject to certain limitations applicable to "highly compensated employees" as defined in the Internal Revenue Code. Plan participants may allocate contributions, and earnings thereon, between several investment options. The Account Balance of each participant is 100% vested at all times. Vesting of benefits attributable to employer contributions is based on years of service. During 2002, 2001 and 2000, the Company's matching contribution totaled $53,508, $57,829 and $69,488, respectively.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

     ILCO maintained an Employee Stock Ownership Plan ("ESOP Plan") and a related trust for the benefit of its employees and Family Life employees. The ESOP Plan generally covered employees who had attained the age of 21 and had completed one year of service. Vesting of benefits to employees was based on number of years of service. Effective May 1, 1998, the 401(k) Plan was amended to provide for the merger of the ESOP Plan into the 401(k) Plan. In connection with the merger, certain features under the ESOP Plan were preserved for the benefit of employees previously participating in the ESOP Plan with regard to all benefits accrued under the ESOP Plan through the date of merger. The merger was effected on December 26, 2001. No contributions were made to the ESOP Plan in 2001. At December 31, 2002, the 401(k) Plan had a total of 514,469 shares of FIC stock, which are allocated to participants.

     Stock Option Plan
     Under ILCO's 1999 Non-qualified Stock Option Plan (the "ILCO Stock Option Plan"), options to purchase shares of ILCO's common stock were granted to certain employees of ILCO, its subsidiaries and affiliates. Subsequent to May 18, 2001, each share of ILCO common stock issuable pursuant to outstanding options was assumed by FIC and became an option to acquire FIC common stock. The number of shares and the exercise price were adjusted for the exchange ratio in the merger.

     The ILCO Stock Option Plan became effective on May 18, 1999 (the "Effective Date"). The exercise price of the options is equal to 100% of the fair market value on the date of grant, but in no case less than $7.50 per share ($6.818 per share as adjusted for the exchange ratio in the merger). A portion of the options become exercisable on the next anniversary of the Effective Date following the date of grant. No options may be exercised after the sixth anniversary of the Effective Date. All options must be exercised in one year from the date the options become exercisable. The number of options that become exercisable on each anniversary of the Effective Date, prior to the sixth anniversary, is equal to 100% of the total options granted divided by the number of years between the next anniversary of the Effective Date following the date of grant and the sixth anniversary of the Effective Date. During 2002, stock options became fully vested in accordance with their original contractual terms.

     During 2002 and 2001, options to purchase 33,000 shares at prices ranging from $13.42 to $14.00 and 33,000 shares at prices ranging from $13.00 to $14.30, respectively, were granted to employees of ILCO, its affiliates and subsidiaries. No compensation expense was allocated to the Company during 2002 or 2001 related to these grants. During 2002 and 2001, options to

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

     purchase 119,650 shares at prices ranging from $9.00 to $13.63 and 121,250 shares at prices ranging from $9.00 to $9.75, respectively, were exercised by employees of ILCO, its affiliates and subsidiaries. During 2002 and 2001, options to purchase 42,350 and 46,400 shares, respectively, were terminated.


9.   Commitments and Contingencies

     The Company leases office facilities and equipment. Certain office spaces may be renewed at the option of the Company. Rent expense (excluding rent expense related to the Company's occupancy of real estate owned) was $2,632,576, $2,404,858 and $1,710,745 in 2002, 2001 and 2000, respectively.
     Minimum future annual rentals are as follows (in thousands):

     For the years ending December 31:
     2003                                                             $  1,058
     2004                                                                  877
     2005                                                                  809
     2006                                                                   65
     2007                                                                   16
     2008                                                                    -
                                                                      $  2,825

     The Company owns or leases numerous sites that are leased or subleased. Buildings owned or leased that meet the criteria for operating leases are carried at the gross investment in the lease less unearned income. Unearned income is recognized in such a manner as to produce a constant periodic rate of return on the net investment. The lessee is responsible for the payment of property taxes, insurance and maintenance costs related to the leased property.

     Future minimum lease payment receivables (excluding rental income related to the Company's occupancy of real estate owned) under noncancelable leasing arrangements as of December 31, 2002 are as follows (in thousands):

     For the years ending December 31:
     2003                                                             $   6,718
     2004                                                                 6,984
     2005                                                                 6,241
     2006                                                                 4,775
     2007                                                                 4,087
     Thereafter                                                           1,355
                                                                      $  30,160

     The Company does not have any contingent rentals.

     The Company is a defendant in certain legal actions related to the normal business operations of the Company. Management believes that the resolution of such matters will not have a material impact on the financial statements.

10.  Related Parties

     Bonds reflected in the accompanying statutory statements of admitted assets, liabilities and capital and surplus include $23,053,945 and $29,201,653 of notes receivable from affiliates at December 31, 2002 and 2001, respectively. These notes were initially issued at (i) $30 million to Family Life Corporation ("FLC"), a wholly-owned subsidiary of FIC; (ii) $22,500,000 to FLC, (iii) $4,500,000 to Family Life Insurance Investment Company ("FLIIC"), a former subsidiary of FIC and (iv) $2,500,000 to FIC. In December 1998, FLIIC was dissolved. In connection with the dissolution, all of the assets and liabilities of FLIIC became the obligations of FLIIC's sole shareholder, FIC. Accordingly, the obligations under the provisions of the $4.5 million note described above are now the obligations of FIC.

     A summary of these notes receivable is as follows (in thousands):

                                                           2002          2001
                                                        __________    __________
     Notes receivable from FIC beginning with
     a $188,071 principal payment on December
     12, 1996 and each subsequent quarter
     through June 12, 2006 and a final payment
     of $1,536,967 on September 12, 2006.
     Interest is payable on a quarterly
     basis at 9%.
                                                        $  23,054     $  29,202

                                                        $  23,054     $  29,202

     In connection with the notes issued above, FIC granted to the Company non-transferable options to purchase up to a total of 9.9% of the common shares of FIC. The option price, equivalent to the market price at the date of grant, was originally $10.50 per share. As a result of FIC's five-for-one stock split in November 1996, the option price is currently $2.10 per share, subject to adjustment to prevent the effect of dilution. The options provide for their expiration upon final repayment of the respective notes.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

     The Company held 926,662 shares of FIC common stock at December 31, 2002 and 2001. As permitted by the State of Washington, the common stock is reflected in the accompanying statements of admitted assets, liabilities and capital and surplus at a combined statement value of $8,738,367 and $10,158,707 at December 31, 2002 and 2001, respectively.

     Also included in common stock are 300 shares of common stock of ILG at December 31, 2002 and 2001. The common stock is reflected in the accompanying statements of admitted assets, liabilities and capital and surplus at a combined statement value of $250,435 and $237,292 at December 31, 2002 and 2001, respectively (see Note 12).

     During 2002, 2001 and 2000, the Company paid a cash dividend to ILCO of $8,556,104, $11,082,586 and $0, respectively.

     Pursuant to an expense allocation agreement between the Company and its affiliates, Investors-NA pays certain expenses on behalf of its affiliates. Under this agreement, the Company was reimbursed $12,216,810, $14,627,517 and $14,666,416 in 2002, 2001 and 2000, respectively. Amounts receivable from affiliates under this agreement were $4.4 million and $1.2 million (restated) at December 31, 2002 and 2001, respectively.

     The Company and FIC Computer Services, Inc. ("FICCS"), a wholly owned subsidiary of FIC, are parties to a data processing agreement, whereby FICCS provides data processing services to the Company and other affiliates on a cost reimbursement basis. The Company paid $2,282,423, $2,197,807 and $2,426,793 to FICCS for data processing services provided during 2002, 2001 and 2000, respectively.

11.  Disclosures About Fair Value of Financial Instruments

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     Bonds and common stock
     Fair values are based on market prices published by the NAIC Securities Valuation Office ("SVO"), except for notes from affiliates, which are based on a discounted cash flow analysis using current rates offered to the Company for debt of the same remaining maturities, and common stock in subsidiaries, which are valued on the equity method. In the absence of SVO published market values, or when amortized cost is used by the SVO as market value, quoted market prices by other third party organizations, if available, are used as the fair value of financial instruments.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------

     Policy loans
     Policy loans are, generally, issued with coupon rates below market rates and are considered early payment of the life benefit. As such, the carrying amount of these financial instruments is a reasonable estimate of their fair value.

     Mortgage loans
     The fair value of mortgage loans is estimated using a discounted cash flow analysis using rates for BBB-rated bonds with similar coupon rates and maturities.

     Cash and short-term investments
     The carrying amount of these instruments approximates market value.

     Separate account assets and liabilities
     Separate account assets and liabilities represent the market value of policyholder funds maintained in accounts having specific investment objectives. Separate account assets also include the Company's seed money investments in the separate accounts at market value. Fair values are based on quoted market prices.

     Deferred annuities and supplemental contracts
     The fair value of deferred annuities is estimated using cash surrender values. Fair value of supplemental contracts is estimated using a discounted cash flow analysis, based on interest rates currently offered on similar products.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
--------------------------------------------------------------------------------


     The estimated fair values of the Company's financial instruments at December 31, 2002 are as follows (in thousands):

                                                 Carrying          Fair
                                                   Value           Value
                                                ____________    ____________
     Financial assets:
        Bonds                                   $  420,234      $  432,513
        Common stock                                 9,014           9,014
        Policy loans                                42,226          42,226
        Mortgage loans                                  17              17
        Cash and short-term
          investments                              131,754         131,754
        Separate account assets                    342,832         342,832

     Financial liabilities:
        Deferred annuities                      $  120,927      $  117,397
        Supplemental contracts                      13,211          12,818
        Separate account liabilities            $  336,510      $  336,510


12.  Investment in Unconsolidated Subsidiaries

     A GAAP basis summary of ILG Securities Corporation as of and for the years ended December 31, 2002 and 2001 is as follows (in thousands):

     Total assets                               $    265        $    251
     Total liabilities                                12              14
     Total stockholder's equity                      253             237
     Net income                                       15              22

                                      * * *

                             REGISTRATION STATEMENT
                                       ON
                                    FORM N-4
                            Part C: OTHER INFORMATION

Item 24. Financial Statements and Exhibits

The   following   financial   statements   and  exhibits  are  filed  with  this
Post-Effective Amendment:

     (a)  Financial Statements:

          Part A: None

          Part B:

          (i)  Registrant:

               Report of Independent Accountants

               Combined Balance Sheet, as of December 31, 2002

               Individual Statements of Operations, For the Year Ended December 31, 2002

               Individual Statements of Changes in Total Assets, For the Years Ended December 31, 2002 and December 31, 2001

               Notes to Financial Statements

          (ii) Depositor:

               Report of Independent Accountants

               Statutory Balance Sheets, as of December 31, 2002 and December 31, 2001

               Statutory Statements of Operations, for the Years Ended December 31, 2002, December 31, 2001 and December 31, 2000

               Statutory Statements of Changes in Capital and Surplus, for the Years Ended December 31, 2002, December 31, 2001 and December 31, 2000

               Statutory Statements of Cash Flows, for the Years Ended December 31, 2002, December 31, 2001 and December 31, 2000

               Notes to Statutory Financial Statements

          (b)  Exhibits:

               (i) Resolution of board of directors of Investors Life Insurance Company of North America authorizing the establishment of the registrant.

               (ii) Not applicable

                    3    (a)  Distribution   Agreement  between  Investors  Life
                         Insurance Company of North America and INA Security Corporation (n/k/a ILG Securities Corporation).

                    3 (b) Specimen Agreement between principal distributor and dealer.

                    3 (c) Specimen Agreement between principal distributor and its agents (registered representatives).

                    4    (a) Form of single premium variable annuity contract.

                    4    (b) Form of flexible premium variable annuity contract.

                    4 (c) Form of endorsement conforming the single payment and flexible payment variable annuity contracts to the requirements of section 72(s) of the Internal Revenue Code of 1954, as amended by section 222(b) of the Tax Reform Act of 1984.

                    5 (a) Form of application for single payment variable annuity contract.

                    5 (b) Form of application for flexible payment variable annuity contract.

                    6 Certificate of incorporation and by-laws of Investors Life Insurance Company of North America.

                    7    Not applicable

                    8    Participation    Agreement   between   Investors   Life
                         Insurance Company of North America, Putnam Capital Manager Trust and Putnam Mutual Funds Corp.

                    9    Opinion  of  counsel   as  to  the   legality   of  the
                         securities.

                    10(a) Consent of Independent Accountants

                    11   Not Applicable

                    12   Not Applicable

                    13   Schedule for computation of performance returns.


Item 25. Directors and Officers of the Investors Life Insurance Company of North America


Name and Principal
Business Address *              Position and Offices with Depositor

Eugene E. Payne                 Chairman, President and Chief Executive Officer,
                                Director

George M. Wise, III             Chief Financial Officer

Thomas C. Richmond              Executive Vice President, Treasurer and Director

Jeffrey H. Demgen               Executive Vice President of Sales and  Marketing
                                and Director

Theodore A. Fleron              Senior  Vice  President,  General  Counsel, Sec-
                                retary; and Director

David C. Hopkins                Senior Vice President, Controller and  Assistant
                                Secretary

Nigel S. Walker                 Senior Vice President, Controller and  Assistant
                                Secretary

Sheryl Kinlaw                   Senior Vice President, and Assistant Secretary

Edwin J. Roberts, Jr.           Senior Vice President

John M. Welliver                Senior Vice  President,  Chief  Underwriter  and
                                Director

Roberta A. Mitchell             Senior Vice President

Name and Principal
Business Address*               Position and Offices with Depositor

John W. Peasley                 Senior Vice President

Laurie C. Black                 Senior Vice President

Cindy Hall-Davis                Senior Vice President

Robert D. Rue                   Senior Vice President

Robert S. Cox                   Senior Vice President

Sharon D. Rickey                Senior Vice President

Peter A. Tritz                  Senior Vice President

Ken Schneider                   Senior Vice President

Wayne Whitmire                  Senior Vice President

John LePore                     Senior Vice President

Larry W. Horne                  Senior Vice President

*6500 River Place Blvd., Building One, Austin, Texas 78730


Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

          Financial Industries Corporation
          (a financial services holding company, incorporated in Texas)
                      :
                      :
                      : 100%

          InterContinental Life Corporation
          (a financial services holding company incorporated in Texas)
                      :
                      :
                      :  100%

          Investors Life Insurance Company of North America
          (a Washington Life insurance company)

                      :           :
                      :           :
                      :           : 100%
                      :
                      :ILG Securities Corporation
                      :(a registered broker-dealer incorporated in Pennsylvania)
                      :
                      :
                      : 100%
                      :
                      :  Investors Life Insurance Company of Indiana
                         (an Indiana life insurance company)

Item 27.   Number of Contract Owners

As of December 31, 2002 the number of contract owners of qualified and non-qualified contracts (single payment and flexible payment) issued by the Registrant was as follows:



(i)  Money Market  Division:
        Qualified.....................................   90
        Non-qualified.................................   48

(ii) Growth and Income II Division:
        Qualified.....................................  348
        Non-qualified.................................   88

(iii) Income Division:
        Qualified.....................................   88
        Non-qualified.................................   94

(iv) Voyager Division
        Qualified.....................................   25
        Non-qualified.................................   12


Item 28.   Indemnification

     (a) The Depositor: Article VII, Section 7.1 of the By-Laws of Investors Life Insurance Company of North America provides, in relevant part, that:

          This Corporation shall indemnify its directors and officers to the full extent permitted by the Washington Business Corporation Act now or hereafter in force. However, such indemnity shall not apply on account of: (1) acts or omissions of the director or officer finally adjudged to be intentional misconduct or a knowing violation of law;
          (2) conduct of the director finally adjudged to be in violation of RCW 23B.08.310; or (3) any transaction with respect to which it was finally adjudged that such director or officer personally received a benefit in money, property, or services to which the director or officer was not legally entitled.

          This Corporation shall advance expenses for such persons as authorized by separate directors' resolutions or contracts.

     (b) The Principal Underwriter: Article VII, Section 7.4 of the By-Laws of ILG Securities Corporation provide, in relevant part, that:

          The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the corporation to procure a judgment in its favor of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation as a partnership, joint venture, trust of other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and expect that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is therefore, unenforceable. In the event that a claim for indemnification  against  such  liabilities  (other  than  the  payment  by  the

Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction on the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriter:

     (a) The principal underwriter for the Contracts issued by the Registrant is ILG Securities Corporation, 6500 River Place Blvd., Building One, Austin, Texas 78730. ILG Securities Corporation also acts as a principal underwriter for variable annuity contracts issued by Life Insurance Company of North America (an indirect, wholly- owned subsidiary of CIGNA Corporation), and funded through Life Insurance Company of North America Separate Account A.

     (b) The officers and directors of ILG Securities Corporation are as follows:

          Name and                      Positions and offices with Underwriter
          Business Address*

          Roberta A. Mitchell           President; Director

          David C. Hopkins              Assistant Treasurer, Director

          Theodore A. Fleron            Secretary

*6500 River Place Blvd., Building One, Austin, Texas 78730.

     (c) The following table sets forth information pertaining to commissions and other compensation received by ILG Securities Corporation from Investors Life Insurance Company of North America during the fiscal year ended December 31, 2002

         (1)    Net underwriting discounts
                and commissions*.......................... $72.00

         (2)    Compensation on redemption or
                annuitization.............................     -0-

         (3)    Brokerage commissions.....................     -0-

         (4)    Compensation**............................     -0-

*        Represents amounts paid to principal underwriter.

** Represents amounts paid to principal underwriter by Sponsor in connection with the provision of ongoing Contract Owner administrative services.

Item 30.   Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 thereunder, and records relating to shareholders are maintained by Investors Life Insurance Company of North America, Separate Accounting Unit, 6500 River Place Blvd., Building One, Austin, Texas 78730. Corporate records pertaining to the Depositor, including its Certificate of Incorporation, By-Laws and Resolution of Board of Directors authorizing establishment of the Separate Account, are maintained by its Secretary, whose business address is 6500 River Place Blvd., Building One, Austin, Texas 78730.


Item 31.   Management Services

Not Applicable.


Item 32.   Undertakings

The Sponsor of the Registrant hereby undertakes:

     (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old, so long as payments under the Contracts may be accepted;

     (b) to include in the prospectus a form letter which the investor can remove to send to the Depositor to obtain a copy of the Statement of Additional Information.

     (c) to mail a copy of the Statement of Additional Information promptly upon receipt of (i) a written request on the form described in sub-paragraph (b), above, or other written request directed to the address shown on the cover page of the current prospectus of the Registrant, or (ii) an oral request to the telephone number shown on the cover page of the current prospectus of the Registrant.

     (d) that it intends to rely upon the provisions of the SEC staff no-action letter dated November 28, 1988, issued to the American Council of Life Insurance (Ref. No. IP-6- 88). The sponsor of the Registrant represents that it has complied with the provisions of paragraphs (1) to (4) of said letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Sponsor of the Registrant has caused this Post-Effective Amendment No. 29 to the Separate Account I Registration Statement to be duly signed on behalf of the Registrant in the City of Austin, and the State of Texas, on the 1st day of May, 2003.

                               SEPARATE ACCOUNT I
                                  (Registrant)

                      By: Investors Life Insurance Company
                                of North America

                               /s/ Eugene E. Payne
                       Eugene E. Payne Chairman, President
                           and Chief Executive Officer

Pursuant to the requirements of paragraph (b)(4) of Rule 485 under the Securities Act of 1933, the Registrant hereby certifies that this Post-Effective Amendment No. 29 meets all of the requirements for effectiveness pursuant to paragraph (b) of said Rule 485.

Pursuant to the requirements of the Securities Act of 1933, this Separate Account I Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

/s/ Eugene E. Payne                             /s/ Thomas C. Richmond
Eugene E. Payne                                 Thomas C. Richmond
Principal Executive Officer                     Director
Director


/s/ Theodore A. Fleron                          /s/ John M. Welliver
Theodore A. Fleron                              John M. Welliver
Director                                        Director


/s/ Jeffrey H. Demgen                           /s/ George M. Wise, III
Jeffrey H. Demgen                               George M. Wise, III
Director                                        Director


/s/ Roberta A. Mitchell
Roberta A. Mitchell
Director

                                  EXHIBIT INDEX

Exhibit No.     Page No.        Description

1 * Resolution of board of directors of Investors Life Insurance Company of North America author-izing the establishment of the registrant.

2                               Not applicable

3 (a) * Distribution Agreement between I nvestors Life Insurance Company of North America and INA Security Corporation (n/k/a ILG Securities Corporation).

3 (b) * Specimen Agreement between principal distributor and dealer.

3 (c) * Specimen Agreement between principal distributor and its agents (registered representatives).

4 (a) * Form of single premium variable annuity contract.

4 (b) * Form of flexible premium variable annuity contract.

4 (c) * Form of endorsement conforming the single payment and flexible payment variable annuity contracts to the equirements of section 72(s) of the Internal Revenue Code of 1954, as amended by section 222(b) of the Tax Reform Act of 1984.

5 (a) * Form of application for single payment variable annuity contract.

5 (b) * Form of application for flexible payment variable annuity contract.

6 * Certificate of incorporation and by-laws of Investors Life Insurance Company of North America.

7                               Not applicable

8 * Participation Agreement between Investors Life Insurance Company of North America, Putnam Capital Manager Trust and Putnam Mutual Funds Corp.

                                      EX-1

Exhibit No.     Page No.        Description

9 * Opinion of counsel as to the legality of the securities.

10(a)            Ex-3           Consent of Independent Accountants

11                              Not Applicable

12                              Not Applicable

13 *                            Schedule for computation of performance returns.

* Filed as an exhibit to Post-Effective Amendment No. 29 (Form N-4) dated April 30, 2003 and incorporated herein by reference.

                                      EX-2